UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Soliciting Material under §240.14a-12

ECOLAB INC.

(Name of Registrant as Specified In Its Charter)

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

RO

NOTICE OF 2024 ANNUAL MEETING AND PROXY STATEMENT

OUR PURPOSE
Partner to make the world cleaner, safer and healthier — helping customers succeed while protecting people and the resources vital to life.
THE VALUE WE DELIVER
Grow fast by enabling the best outcomes for people, planet, and business health at the highest return

PEOPLE HEALTH	PLANET HEALTH	BUSINESS HEALTH
Help people thrive by protecting their individual health, the food they eat, and the spaces where they live and work	Help the planet thrive by protecting the earth’s climate and its most valuable resource: water	Help businesses thrive by protecting their reputations and their bottom line
OUR PILLARS

WATER	FOOD	HEALTH	CLIMATE
As a trusted partner to our customers, we deliver value through comprehensive programs that help them achieve people, planet, and business health — and help them measure their impact and progress toward their business goals.

ECOLAB SCIENCE CERTIFIED™
The Ecolab Science Certified program is a comprehensive, science-based public health and food safety program that helps businesses including hotels, restaurants, and grocery stores advance cleaner, safer practices to achieve a higher level of cleanliness. Businesses that commit to these rigorous standards and periodic audits earn the Ecolab Science Certified seal.

ECOLAB WATER FOR CLIMATE™
Our Ecolab Water for Climate program helps companies meet their ambitious climate goals without compromising business growth. Ecolab Water for Climate provides holistic solutions that are designed to close the gap between corporate goals and site-level needs, offering customers tiered, outcome-based water solutions tailored to their industry. By bringing together science, strategy, and on-the ground solutions, we can help customers work toward their goals to reduce their environmental footprint, increase profitability, and advance sustainable growth.

eROISM
Through our proprietary eROI approach, which calculates the exponential return on our customers’ investment in our products and services, we measure the positive impact of our solutions. eROI helps customers quantify their return through water, energy, and comprehensive operating cost savings while enabling them to plan and track their progress across a range of performance and environmental goals.

$15B	annual net sales
48,000	global associates, the industry’s largest and best trained, including: ▪ 26,000 sales and service associates ▪ 1,200 scientists, engineers, and technical specialists
40+	industries served
170+	countries
100	years of innovation
11,000+	patents
$192M	Invested in R&D, 1.3% of sales, 20 R&D locations

A Message from Ecolab’s Chairman and Chief Executive Officer
DEAR FELLOW STOCKHOLDER:
2023 was a year of milestones and momentum for Ecolab.
After achieving the rare honor of 100 years in business, our team of 48,000 associates went on to deliver for customers across more than 170 countries worldwide. They made 2023 our best year yet, while strengthening Ecolab’s connections with customers, partners and communities, and upholding our rich history of making the world cleaner, safer and healthier.
Our Global Industrial team reinforced Ecolab’s position as the world’s water company by helping customers deliver critical business, water and sustainability outcomes. The Institutional & Specialty team returned to its rightful place as a significant driver of Ecolab’s business, as they helped newly energized hospitality and retail customers thrive. The Healthcare & Life Sciences team continued their work to build a growth engine for the future. And our Pest Elimination team combined science-based service and expert innovation to grow at a historic pace.
Even as inflationary pressures elevated raw material, energy and transportation costs, our team worked to prove the total value delivered to customers. Their combined efforts allowed Ecolab to report historically impressive levels of new business and sales growth. That is why we finished 2023 with great momentum and full of confidence for the year ahead.
We believe that doing the right thing, the right way, is good for business. We achieved record associate engagement scores, made Ecolab safer and more inclusive, and demonstrated solid progress on our sustainability targets. And in 2024, we were once again recognized as the world’s most admired company in our industry and as one of the world’s most ethical companies for the 18th consecutive year.

2023 was a year of milestones and momentum for Ecolab. It is thanks to our global team of associates that we continue to grow fast and drive performance, while making a net positive impact on the world.”

These achievements are the result of all we’ve done in recent years to protect our team, our customers, and our Company. Through it all, Ecolab has remained focused on delivering strong returns for our stockholders. In 2023, we returned $604 million in cash dividends, while also investing in our business to support future growth. Our excellent cash flow and strong business momentum allowed us to announce our 32nd annual cash dividend rate increase and continue our 87-year run of common stock cash dividends.
I look forward to sharing more detailed updates on these and other matters at our upcoming Annual Meeting of Stockholders. You can find details of the business to be addressed in our Notice of Annual Meeting and the Proxy Statement. I invite you to join the live webcast at 12:30 p.m. Central Time on May 2, 2024 and make your vote count. To attend, vote and submit questions, please visit www.virtualshareholdermeeting.com/ECL2024 and enter the 16-digit control number found in your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card.
As Chairman and CEO of Ecolab, I am excited about our Company’s bright future and the positive impact we can continue to make on the world. I want to thank you for your investment and your ongoing belief in our team.
We can all be proud of Ecolab’s last 100 years, and I am confident that together, we can make our next century even better.
Sincerely,
Christophe Beck
CHAIRMAN AND CEO
March 18, 2024

A Message from Ecolab’s Lead
Independent Director
DEAR FELLOW STOCKHOLDER:
As lead independent director, and on behalf of all Ecolab independent directors, I invite you to join the Company’s Annual Meeting of Stockholders on May 2, 2024. Here you will be able to vote on stockholder proposals, hear important updates about 2023 and how we successfully managed a year of continued business growth.
It was in 2023 that I was elected as Ecolab’s lead independent director, replacing Jeffrey M. Ettinger. I would like to acknowledge Jeff and the many contributions he made to Ecolab’s Board as my predecessor. While I bring different experiences and insights to the position, I am also focused on delivering long-term value for our stockholders.
In 2024, we were excited to welcome Judson Althoff to the Board. His global business and high-tech experience make him an excellent addition and we are sure to benefit from his artificial intelligence and cloud computing knowledge. We also thank our valued colleague, Barbara J. Beck, for her service, including in her roles as Chair of the Governance Committee and the Compensation & Human Capital Management Committee.
As I look back on the previous year, your independent directors were deeply involved in the development and oversight of Ecolab’s business strategy. We focused on the successful assessment and mitigation of Company risk, including the management of financial, business and sustainability risk. We also oversaw a renewed focus on cementing the Company’s status as an innovation powerhouse. By focusing on market, enterprise and breakthrough innovations, we see Ecolab addressing critical customer needs and realizing significant new sales opportunities in the coming years.
I have personally worked closely with our Chairman & CEO to maintain effective working relationships between the independent directors and Ecolab’s management. I also take very seriously the responsibility of reviewing and supporting the effectiveness and independence of your Board of Directors. As Chair of the Governance Committee, I have also led ongoing efforts to maintain strong Board leadership, composition and refreshment.

Ecolab’s last century was characterized by innovation, growth and positive impact.
The Company has the strategy and leadership in place to continue this momentum and deliver strong returns for its stockholders.”

It is the combined effect of this work that makes me proud of Ecolab’s continued progress in 2023. This is the message that I shared as I represented your interests in many stockholder engagements during the year. These conversations were often focused on Ecolab’s executive compensation, governance structure, board composition and refreshment, and the oversight of risk.
If these topics are also of interest to you, I invite you to review the updates and ongoing changes overseen by the Board’s committees, including the Compensation & Human Capital Management Committee.
I would also like to thank you, our stockholders, for your continued confidence and investment in Ecolab. Your support underpins our commitment to continued progress and innovation in the pursuit of sustainable long-term value creation.
Sincerely,
David W. MacLennan
LEAD INDEPENDENT DIRECTOR
March 18, 2024

Notice of 2024 Annual Meeting
TO THE STOCKHOLDERS OF ECOLAB INC.
The Annual Meeting of Stockholders of Ecolab Inc. will be held virtually on Thursday, May 2, 2024, at 12:30 p.m., Central Time, by means of a live webcast. We will vote on the matters described below which are more fully explained in the Proxy Statement. Our Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting at a physical location.
MEETING INFORMATION
DATE AND TIME
Thursday, May 2, 2024 12:30 p.m., Central Time
VIRTUAL MEETING
To attend the Annual Meeting visit www.virtualshareholdermeeting.com/
ECL2024 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card and follow the prompts.
You will be able to participate in the virtual annual meeting online, vote your shares electronically and submit questions during the meeting. For more information on how to vote, see “Voting Procedures” in the General Information section starting on page 86 of the Proxy Statement.

WHO MAY VOTE
Our Board of Directors has fixed the close of business on March 5, 2024 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.
ITEMS OF BUSINESS
PROPOSAL		BOARD RECOMMENDATION	SEE PAGE
1	Election of 12 director nominees named in the Proxy Statement to a one-year term ending in May 2025	FOR each director nominee	12
2	Approval, on an advisory basis, of the compensation of our named executive officers disclosed in the Proxy Statement	FOR	38
3	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current year ending December 31, 2024	FOR	79
4	Stockholder proposal regarding an independent board chair policy, if properly presented at the meeting.	AGAINST	82
5	Transaction of such other business as may properly come before our Annual Meeting and any adjournment or postponement thereof

By Order of the Board of Directors, Lanesha T. Minnix EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY March 18, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS	This Notice of 2024 Annual Meeting, Proxy Statement and Annual Report to Stockholders of Ecolab Inc. are available at www.proxyvote.com.
YOUR VOTE IS IMPORTANT! PLEASE SUBMIT YOUR PROXY TODAY.
Your vote is a valuable part of the investment made in our Company and is the best way to influence corporate governance and decision-making. Please take time to read the enclosed materials and vote!
Please vote as promptly as possible by using any of the following methods:
INTERNET	TELEPHONE	MAIL	MOBILE DEVICE

You may vote by proxy by visiting www.proxyvote.com and entering the 16-digit control number found on your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card. The availability of online voting may depend on the voting procedures of the organization that holds your shares.
	Call 1-800-690-6903 using any touch-tone telephone	Mark, sign, and date your proxy card or voting instruction form and return it in the postage-paid envelope	Scan the QR code using your mobile device to go to www.proxyvote.com

You can also vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ECL2024, entering the 16-digit control number, and following the instructions. For more detailed information, see the section entitled “Voting Procedures” beginning on page 86.

Proxy Summary
This proxy summary is intended to provide a broad overview of the items that you will find elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and we encourage you to read the entire Proxy Statement carefully before voting. We are first making this Proxy Statement and accompanying form of proxy available to our stockholders on March 18, 2024. References made below to “Ecolab,” “the Company,” “we,” “our,” or “us” are to Ecolab Inc.
BUSINESS HIGHLIGHTS
OUR 2023 BUSINESS PERFORMANCE HIGHLIGHTS*
Reported Sales Growth	Organic Sales Growth	Reported OI Margin Expansion	Organic OI Margin Expansion	Reported EPS Growth	Adjusted Diluted EPS Growth
8%	9%	200 bps	140 bps	26%	16%

*
Non-GAAP financial measures are described in our 10-K for fiscal year 2023: Organic Sales Growth, page 31; Organic OI Margin Expansion, page 34; Adjusted Diluted EPS Growth, page 36.

Organic sales grew 9% with all segments delivering growth.
Innovation continues to drive our growth and in 2023, we launched a robust pipeline of new innovative programs including Ecolab Water for Climate. This program helps industrial customers address their need for greater water and energy efficiency while also addressing our planet’s need for more sustainable operations.

This strong performance reflected continued robust pricing backed by leading customer value, strong new business wins, and breakthrough innovation that helps our customers improve their performance while also reducing their operating costs.

Our team generated double-digit sales growth in the Institutional & Specialty and Other segments while our Industrial and Healthcare & Life Sciences segments delivered good growth.	We generated double-digit operating income growth as strong pricing overcame investments in the business (including incentive compensation), unfavorable mix, and higher supply chain costs.
ECOLAB PROXY STATEMENT 2024       1

Proxy Summary
AWARDS AND RECOGNITION
Recognized for our commitment to sustainable and responsible corporate practices	CDP Climate Change A List A- Rankings for Climate Change and Water Security	Terra Carta Seal — 2022 Sustainable Markets Initiative Recognized as a global company actively pursuing a climate positive future
	Dow Jones Sustainability Indices Ranked on the 2022 World and North American Indices	Ethisphere’s 2024 World’s Most Ethical Companies 1 of 6 companies recognized for 18 consecutive years — every year since its inception
FT4Good Index Series Included in the series of benchmark and tradable indexes for ESG investors

Recognized for our efforts toward the global good	JUST Capital & CNBC’S 2023 America’s Most JUST Companies 4th consecutive year on the JUST 100 List	Selling Power’s 2023 50 Best Companies to Sell For Ranked # 16 8th consecutive year

Recognized as an employer of choice	Forbes’ 2023 List of Best Employers for Diversity 3rd year	Forbes’ 2022 List of Best Employers for New Grads 1st year
	Bloomberg’s 2023 Gender Equality Index 4th year Achieved perfect scores for Equal Pay and Pay Parity	VETS Indexes’ 2022 List of Top Companies for Employees in the Military and Their Families 1st year
	Newsweek’s 2023 List of America’s Greatest Places to Work for Diversity 1st year	DEI’S 2023 Disability Equality Index 2nd year 1st year with a perfect score
	DiversityInc’s 2023 List of Top Companies for Diversity 4th year	HRC’s 2022 Best Places to Work for LGBTQ+ Equality and 100% Corporate Equality Index 10th year with a 100% score

Leaders in transparent reporting	Global Reporting Initiative Reporting since 2005	Greenhouse Gas (GHG) Verification and Assurance Reporting since 2015
	CDP Climate Change A List Participating and Reporting since 2006	Sustainability Accounting Standards Board Reporting since 2016
	Dow Jones Sustainability Indices Reporting since 2014	Task Force On Climate-Related Disclosures Reporting since 2018
2      ECOLAB PROXY STATEMENT 2024

Proxy Summary
OUR COMMITMENT TO CORPORATE RESPONSIBILITY AND LEADERSHIP
BACKGROUND
A trusted partner for millions of customers, we are a global sustainability leader offering water, hygiene, and infection prevention solutions and services that protect people and the resources vital to life. We deliver comprehensive science-based solutions, data-driven insights, and world-class service to advance food safety, maintain clean and safe environments, and optimize water and energy use. Our innovative solutions improve operational efficiencies and sustainability for customers in the food, healthcare, life sciences, hospitality, and industrial markets.
AT ECOLAB, WE’RE PARTNERING TO BUILD A 100% POSITIVE FUTURE
100 YEARS OF INNOVATION	48,000 ASSOCIATES	40 INDUSTRIES	170+ COUNTRIES	1,200+ SCIENTISTS	1,000+ DIGITAL EXPERTS
OUR APPROACH

The Board uses a framework for key risks and opportunities considered to be most relevant to our long-term sustainability. This framework aligns with the 21 core metrics and disclosures outlined in the World Economic Forum (“WEF”) report entitled, Measuring Stakeholder Capitalism: Towards Common Metrics and Consistent Reporting of Sustainable Value Creation. Our framework aligns with the four themes in the WEF report — People, Planet, Prosperity and Principles of Governance. Responsibility for oversight of the metrics and disclosures included in the framework were assigned to the Board and its Committees through our Corporate Governance Principles, Committee Charters, and Core Agendas, based on the expertise of each Committee. Each year, the Board and its Committees review our Corporate Governance Principles, Committee Charters, and Core Agendas for alignment to the environmental stewardship, social responsibility, and sustainable business practices we aspire to achieve in accordance with this framework.

ECOLAB PROXY STATEMENT 2024       3

Proxy Summary
THE FOUR PILLARS FROM THE WEF REPORT “MEASURING STAKEHOLDER CAPITALISM: TOWARDS COMMON METRICS AND CONSISTENT REPORTING OF SUSTAINABLE VALUE CREATION”
PRINCIPLES OF GOVERNANCE	PLANET	PEOPLE	PROSPERITY
The definition of governance is evolving as organizations are increasingly expected to define and embed their purpose at the center of their business. But the principles of agency, accountability, and stewardship continue to be vital for truly “good governance.”	An ambition to protect the planet from degradation, including through sustainable consumption and production, sustainably managing its natural resources and taking urgent action on climate change, so that it can support the needs of the present and future generations.	An ambition to end poverty and hunger, in all their forms and dimensions, and to ensure that all human beings can fulfil their potential in dignity and equality and in a healthy environment.	An ambition to ensure that all human beings can enjoy prosperous and fulfilling lives and that economic, social and technological progress occurs in harmony with nature.
Source: https://sustainabilityknowledgegroup.com/measuring-stakeholder-capitalism/
BOARD OVERSIGHT
Our Board has oversight of these efforts primarily through the Safety, Health and Environment (“SH&E”) Committee, which (as stated in the SH&E Committee Charter) is responsible for reviewing and overseeing our sustainability policies, programs, and practices that affect, or could affect, our employees, customers, stockholders, and neighboring communities.
The SH&E Committee’s work is informed by our Corporate Sustainability Team, which monitors the risks and opportunities related to climate change, as well as our overall sustainability performance by collaborating with the global SH&E, supply chain, regulatory, and corporate risk departments. The SH&E Committee receives regular updates on the implementation of and progress against sustainability and climate-related goals and activities from the Senior Vice President and Chief Sustainability Officer who leads the Corporate Sustainability team, and other members of management.
For example, the SH&E Committee’s sustainability reviews include: overall climate-related risks and progress towards the UN Global Compact Business Ambition for 1.5°C, and actions to implement the recommendations of the Task Force on Climate-related Financial Disclosures (“TCFD”) (or similar bodies), including whether the Company has set GHG emissions targets in line with the Business Ambition for 1.5°C and to achieve net-zero emissions before 2050.
The Board receives an annual presentation from the SH&E Committee on our progress against our sustainability goals, and implementation of projects and related activities, which includes management of water and climate-related issues, as appropriate. The SH&E Committee discusses these matters with the Board, which contributes to the Board’s oversight of sustainability and climate-related issues. In 2023, the SH&E Committee received updates on Ecolab’s climate-related risk and opportunity assessment, undertaken in alignment with best practices of the TCFD, the results of which are currently being used to develop adaptation and mitigation plans for relevant climate change risks. Other committees of the Board, such as the Audit Committee, Governance Committee and the Compensation & Human Capital Management Committee follow a similar process for the sustainability and social responsibility topics over which they exercise oversight.
SUSTAINABILITY EXECUTIVE ADVISORY TEAM			BOARD OF DIRECTORS
	AUDIT COMMITTEE	GOVERNANCE COMMITTEE

	COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE	SAFETY, HEALTH & ENVIRONMENT COMMITTEE
4      ECOLAB PROXY STATEMENT 2024

Proxy Summary
RECENT ACCOMPLISHMENTS
Environmental Stewardship

In 2023, management reported to the SH&E Committee regarding Ecolab’s progress towards its climate and water impact goals, including a step towards sourcing the electricity needs for our European sites through a renewable energy partnership with asset management firm Low Carbon, and our progress in improving the water efficiency of operations, reducing wastewater and mitigating water risks. Management also reported to the SH&E Committee regarding Ecolab’s program for monitoring key biodiversity areas.
We have made great progress toward our Net Positive Water Impact and carbon emissions reduction goals while supporting a diverse and inclusive workforce and prioritizing safety in everything we do.

Here are some highlights:

At the 2023 UN Water Conference in New York, we participated in the Open Call to Accelerate Action on Water, joining other private sector companies in a commitment to make a collective positive impact in 100 basins supporting over 3 billion people by 2030 — a key contribution to the UN’s Water Action Agenda.

We affirmed our commitment as a founding member of the Water Resilience Coalition (WRC) to work collectively to achieve Net Positive Water Impact through public/private partnerships, policy, technology, and a roadmap to reach the WRC’s goals for 100 priority basins by 2030. Through the work of the WRC, we know that 150 companies can directly impact approximately one-third of the world’s water use, which means that industry has a unique responsibility and opportunity to address the global water crisis.

We joined Starbucks, Gap, Inc., Reckitt, and DuPont and the U.S. International Development Finance Corporation in investing nearly $140 million in the WaterEquity Global Access Fund IV. The fund aims to reach up to 5 million people with access to water, sanitation and hygiene and targets households in at least eight countries in South and Southeast Asia, sub-Saharan Africa, and Latin America.

As part of our efforts to reach Net Positive Water Impact, we achieved Alliance for Water Stewardship (AWS) certifications at two Ecolab facilities, bringing our total AWS-certified facility count to eight across Brazil, Mexico, and the U.S.

Social Responsibility
We have a long-standing belief that a diverse, equitable, and inclusive workforce is a strong foundation for the shared success of our employees, company, customers, and communities. To build that strong foundation, we have worked to embed diversity and inclusion throughout our people processes, including in the areas of recruitment, retention, and development. We strive to provide equitable employment opportunities for people of all backgrounds.
We primarily engage with the communities in which we operate through the Ecolab Foundation. Since 1986, the Ecolab Foundation has implemented community impact programs to support communities where our employees live and work, focusing on giving to local non-profit organizations in the areas of:
▪ youth and education	▪ arts and culture
▪ civic and community development	▪ environment and conservation
ECOLAB PROXY STATEMENT 2024       5

Proxy Summary
Through this work, we engage in direct dialogue with a variety of community groups to understand what matters most and incorporate their feedback into our approach.
2023 IMPACT
$5M	to organizations that supported education, basic needs, and job training
77%	of grants were aligned to our 2030 Impact aspirations, with focused support for organizations advancing social equity
Governance
We believe that strong and effective corporate governance is essential to our overall success and are committed to maintaining a corporate governance structure that promotes long-term stockholder value and supports Ecolab’s policies and programs that affect, or could affect, our employees, customers, stockholders, and neighboring communities. Our Board reviews our major governance policies, practices and processes regularly in the context of current corporate governance trends, investor feedback, regulatory changes and recognized best practices.
HOW WE HAVE MADE POSITIVE IMPACTS
Nearly 100% Annual Code of Conduct Training Completion	100% Regional Compliance Professional Coverage	Recognized as one of the World’s most Ethical Companies for 18 consecutive years
In 2023, we made progress towards our aspirations for a more diverse, equitable and inclusive workplace.
HUMAN CAPITAL MANAGEMENT HIGHLIGHTS
39%	of all new management-level hires globally were women in 2023	27%	of all new management-level hires in the U.S. were people of color in 2023
We also invested significant amounts of time and money in the growth and development of our associates globally.
691,771 HOURS	43 HOURS	$275
Collectively, total hours that employees spent in learning & development	On average, total hours of training & development we gave our global employees	The average training & development expenditure per full-time employee
6      ECOLAB PROXY STATEMENT 2024

Proxy Summary
STOCKHOLDER OUTREACH AND ENGAGEMENT
We recognize the value of and are committed to engaging with our stockholders. We believe strong corporate governance includes proactive outreach and engagement with our stockholders on a regular basis and in a variety of settings throughout the year to better understand the issues that are important to them. These opportunities enable us to learn about matters important to our stockholders, driving improvements in our policies, communications and other areas. As part of our stockholder engagement program, our senior management team have engaged with over 2,000 investors during 2023 on a variety of topics in a number of forums including quarterly earnings calls, investor and industry conferences, roadshows, analyst meetings, our annual corporate sustainability conference and biennial Investor Day, and individual corporate governance and sustainability-related discussions with stockholders. In 2023, our Lead Independent Director and the Chair of our Compensation & Human Capital Management Committee also participated in conversations with some of our largest stockholders when appropriate.
OUR YEAR-ROUND STOCKHOLDER ENGAGEMENT PROGRAM
STOCKHOLDER ENGAGEMENT RELATED TO ANNUAL MEETING
INVESTORS CONTACTED	DISCUSSIONS HELD	PRIMARY TOPICS DISCUSSED
29 INVESTORS	21 INVESTORS	Governance and Oversight	Executive Compensation
Representing 53% Outstanding Shares	Representing 48% Outstanding Shares	Sustainability Programs	Human Capital Governance
ECOLAB PROXY STATEMENT 2024       7

Proxy Summary
WHO PARTICIPATED
▪ Lead Independent Director ▪ Compensation & Human Capital Management Committee Chair ▪ Senior Management ▪ Investor Relations ▪ Corporate Secretary
WHAT WE HEARD	HOW WE RESPONDED

Long Term Incentives
▪
All of the stockholders who engaged with us asked about the composition of the equity awards granted to our NEOs and several suggested we more heavily weight performance-based restricted stock units (“PBRSUs”) to place a stronger emphasis on the performance goals underlying these awards.

▪
While stockholders generally demonstrated support for the use of an ROIC metric, a few stockholders expressed a preference for using multiple performance measures for PBRSUs, rather than a single performance measure.

▪
Some stockholders suggested including reasonable “stretch” performance metrics, with upside for executives who exceed the target goals, in order to drive superior performance.

▪
Some of our stockholders asked for more information about the rationale for specific larger, special equity awards.

▪
In response to feedback, the Compensation & Human Capital Management Committee revised the design of the equity awards granted in December to:

▪
Increase the relative weighting of PBRSUs to 60% of target equity award opportunity, with stock options making up the remaining 40%.

▪
Add a relative total stockholder return (“TSR”) modifier to the PBRSUs, which may increase or reduce the payout percentage based on our 3-year TSR compared to the S&P 500.

▪
Modify the ROIC metric for the PBRSUs and add stretch goals to the PBRSU program, allowing for above-target payouts for overperformance, with a cap at 200%.

▪
We provided enhanced disclosure about the special retention equity award made in 2023 to a named executive officer.

Annual Cash Incentives
▪
Numerous stockholders that we spoke with commented that they would like the Management Incentive Plan (“MIP”) to include metrics that reflect the achievement of sustainability goals and progress towards our aspirations for creating a diverse, equitable and inclusive workplace for all associates.

▪
The MIP for 2023 incorporates a Growth & Impact modifier which provides for a potential adjustment based on the achievement of water impact and progress towards our aspirations for creating a diverse, equitable, and inclusive workplace for all associates.

Governance
Board and Leadership Structure
▪
Most of our stockholders asked about the role of the Lead Independent Director, and stressed their view that the lead independent director must play a strong role and have responsibilities designed to further the independence of the Board.

▪
While the majority of our stockholders support the current Board leadership structure that has a combined Chairman/CEO and Lead Independent Director, many of our stockholders asked for information about the process the Board uses to assess its leadership structure.

▪
We provided information about the Lead Independent Director’s duties, as are outlined in our Corporate Governance Principles, and as described more fully in the Board Leadership Structure section on page 23. The Lead Independent Director participated in calls with stockholders representing nearly 35% of Ecolab’s outstanding stock, further demonstrating the Board’s independence.

▪
We discuss the Board’s annual process for evaluating its leadership structure on page 23.

Other Governance Items
▪
Some stockholders asked about the Board’s refreshment efforts, including how the Board achieves balanced tenure.

▪
We have some very experienced Board members, with extensive public company Board experience. Some stockholders asked about balancing director commitments.

▪
Stockholders expressed support for our sustainability focus and the resources we direct towards attracting, retaining and developing our employees.

▪
Our Lead Independent Director, who is also the Chair of our Governance Committee, participated in some of these discussions, and shared that the refreshment process is led by the Governance Committee. More detail is found on page 12. We also updated information about our Board members’ experience, expertise and skills to highlight each director’s contributions to the Board.

▪
Our Lead Independent Director shared that our directors all remain highly engaged and committed. More information about their participation in Board and Committee meetings is available on page 31 of this Proxy Statement.

▪
We remain committed to our sustainability focus and to creating an engaging and inclusive culture.

8      ECOLAB PROXY STATEMENT 2024

Proxy Summary
BOARD OF DIRECTORS OVERVIEW
DIRECTOR NOMINEES
The Board of Directors is asking you to elect 12 director nominees. The table below provides summary information about the nominees. A nominee will only be elected if the number of votes cast for the nominee’s election is greater than the number of votes cast against the nominee. For more information, see page  88.
NAME	PRINCIPAL OCCUPATION	AGE	DIRECTOR SINCE	INDEPENDENT	OTHER PUBLIC COMPANY BOARDS
Judson B. Althoff	Executive Vice President & Chief Commercial Officer, Microsoft Corporation	51	2024		0
Shari L. Ballard	CEO, Minnesota United FC	57	2018		0
Christophe Beck	Chairman and CEO, Ecolab Inc.	56	2020		0
Eric M. Green	Chairman, President, and CEO, West Pharmaceutical Services, Inc.	54	2022		1
Arthur J. Higgins	Operating Advisor, Abu Dhabi Investment Authority	68	2010		1
Michael Larson	Chief Investment Officer to William H. Gates III	64	2012		3
David W. MacLennan	Former Chairman and CEO, Cargill, Incorporated	64	2015		1
Tracy B. McKibben	Founder and CEO, MAC Energy Advisors LLC	54	2015		1
Lionel L. Nowell III	Former Senior Vice President and Treasurer, PepsiCo, Inc.	69	2018		2
Victoria J. Reich	Former Senior Vice President and CFO, Essendant Inc.	66	2009		2
Suzanne M. Vautrinot	President, Kilovolt Consulting, Inc.; retired Major General of the U.S. Air Force	64	2014		3
John J. Zillmer	CEO and Director, Aramark	68	2006		2
Chairman of the Board of Directors	Lead Independent Director
BOARD COMPOSITION AFTER THE ANNUAL MEETING
ECOLAB PROXY STATEMENT 2024       9

Proxy Summary
CORPORATE GOVERNANCE HIGHLIGHTS

THE BOARD OF DIRECTORS IS COMMITTED TO MAINTAINING A CORPORATE GOVERNANCE STRUCTURE THAT PROMOTES LONG-TERM STOCKHOLDER VALUE
Qualified and Engaged Board
Board Independence
Strong Lead Independent Director
Pay for Performance
Robust Shareholder Rights
Extensive Stockholder Engagement
Growth & Impact Modifier in Compensation
Transparent Disclosures
Annual Election of Directors

11 of 12 director nominees are independent	Adopted policies to encourage diversity in director searches
We have a Lead Independent Director with robust duties who is annually elected by the independent directors	Our Code of Conduct reflects principles, values and expectations that align with our mission and culture
Regular Board of Directors refreshment, with 4 of our current independent directors elected to the Board within the last 5 years	Robust stockholder rights, including market-standard proxy access, and the ability of stockholders to call a special meeting and act by written consent
Board leadership rotations — rotated 80% of committee chairs since 2021
COMPENSATION HIGHLIGHTS
COMPENSATION PROGRAM OBJECTIVES AND PHILOSOPHY
Support our corporate vision and long-term financial objectives	Communicate the importance of business results	Retain and motivate executives important to our success	Reward executives for contributions at a level reflecting our performance
10      ECOLAB PROXY STATEMENT 2024

Proxy Summary
COMPENSATION ELEMENT	2023 ACTIONS AND RESULTS
BASE SALARIES
▪
Our CEO’s base salary increased to $1,300,000 effective April 1, 2023, in continuation of the phased increase of his base salary to the market median level.

▪
Merit increases to base salaries for our other NEOs for 2023 were between 5.7% and 6.8%.

ANNUAL CASH INCENTIVES
▪
Our CEO received a bonus payout which was capped at 200% of target as a result of achieving adjusted diluted EPS above the maximum performance level.

▪
Our COO received a bonus payout at 199% of target based 30% on our enterprise goal achievement and 70% on our adjusted diluted EPS achievement. Our CFO and our General Counsel each received a bonus payout at 199% of target based 30% on achieving individual goals and 70% on adjusted diluted EPS achievement. Our EVP Supply Chain received a bonus payout at 197% of target based 35% on adjusted diluted EPS achievement, 35% on the enterprise goal achievement, and 30% on achieving individual goals. These bonus payouts also include the Growth & Impact modifier described below.

▪
A Growth & Impact modifier was added to the 2023 annual cash incentive program based on Company performance against water impact goals and Ecolab’s aspirations for creating a diverse, equitable and inclusive workplace for all associates. This modifier paid out at 6% and is considered in the bonus payouts for each of the NEOs, other than the CEO, whose award was capped at 200%.

LONG-TERM INCENTIVES
▪
60% of long-term equity incentive awards consisted of PBRSUs and 40% consisted of stock options. The overall target values of these awards were within the median range of our size-adjusted competitive market for each NEO, other than Mr. Duijser.

▪
The design of the PBRSUs granted in December 2023 for the 2024-2026 performance period was revised to:

▪
Utilize organic ROIC performance measure, rather than the adjusted ROIC performance measure utilized in previous years;

▪
Incorporate a maximum performance payout of 200% for overperformance; and

▪
Include a relative TSR modifier.

▪
The 2021 to 2023 PBRSUs paid out at 100% of target award opportunities based upon adjusted ROIC performance.

We believe that our long-term equity incentive program, which typically accounts for at least half of our NEOs’ total annual compensation, is an effective tool in aligning our executives’ interests with those of our stockholders and in incentivizing long-term value creation.
Target compensation mix does not include any grants of special long-term equity incentives. For more information on our compensation philosophy and process, see page 46.
ECOLAB PROXY STATEMENT 2024       11

Corporate Governance and Board
Matters
PROPOSAL 1 — ELECTION OF DIRECTORS	The Board of Directors recommends a vote FOR the election of each of the 12 nominees named in this Proxy Statement to a one-year term ending in 2025.
DIRECTOR NOMINEES
The Governance Committee of our Board of Directors has nominated the 12 persons named on the following pages for election at the 2024 Annual Meeting. If elected, the nominees will hold office as directors from election until the next Annual Meeting of Stockholders or until their successors are elected and qualified or until their death, resignation or removal. All of the nominees are currently Company directors who were elected by stockholders at the 2023 Annual Meeting, except for Mr. Althoff, who was elected to the Board effective February 22, 2024, and was initially referred by a non-management director, recommended by the Governance Committee and interviewed by the independent members of the Board. We would like to thank our valued colleague, Barbara J. Beck, who is not standing for re-election, for her service on the Board, including in her roles as Chair of the Compensation & Human Capital Management Committee and past Chair of the Governance Committee.
DIRECTOR SELECTION PROCESS
Our Governance Committee leads all efforts related to Board refreshment. Each year, our Governance Committee reviews its Board membership qualifications and assesses the composition of the Board against these criteria, with a focus towards ensuring that the Board includes directors who possess the necessary backgrounds, experiences, and knowledge, offer a range of perspectives, and demonstrate independent judgment. The Committee also will consider possible conflicts of interest, and any other factors it determines appropriate to meeting the needs of the Board at that particular time. Accordingly, and as set forth in the Governance Committee charter, the Governance Committee will identify, evaluate and nominate candidates for election or reelection to the Board who possess the following qualifications:
▪
the highest standards of personal and professional integrity

▪
the ability and judgment to serve the long-term interest of our stockholders

▪
background, experience and expertise relevant to our business and that will contribute to the overall effectiveness and diversity of the Board, including diversity of race, ethnicity, gender and sexual orientation

▪
broad business and social perspective

▪
demonstrated independence of thought and judgment

▪
the ability to communicate openly with other directors and to meaningfully participate in the Board’s decision-making process

▪
commitment to serve on the Board for a period of time that ensures continuity and sufficient time to develop knowledge about our business

▪
willingness to devote appropriate time and effort to fulfilling the duties and responsibilities of a Board member

▪
the ability and willingness to objectively appraise the performance of management

▪
Any other factors the Committee deems appropriate to meeting the needs of the Board at that particular time

Under our Corporate Governance Principles, the preferable size of the Board is between 11 and 15 members, in order to facilitate effective discussion and decision-making, adequate staffing of Board Committees, and a desired mix of diversified experience and background. Our Board of Directors currently consists of 13 members. Effective as of the Annual Meeting, the size of our Board of Directors will be reduced to 12 members.
12      ECOLAB PROXY STATEMENT 2024

Corporate Governance and Board Matters
DIRECTOR RECRUITMENT PROCESS

Board composition is continuously analyzed to ensure alignment with strategy	Candidate recommendations are identified with input from directors, management, and other stakeholders	The Governance Committee screens qualifications, considers diversity and skills, interviews potential candidates, and selects nominees	Board of Directors evaluates candidates, reviews conflicts and independence, interviews recommended candidates, and selects nominees	Shareholders vote on nominees at our Annual Meeting of Stockholders	Implementation: 4 of our current independent directors elected to the Board within the last 5 years — each bringing a fresh perspective and unique skill set
DIRECTOR NOMINEE EXPERIENCE AND QUALIFICATIONS
The Board of Directors and the Governance Committee believes our director nominees possess the broad and diverse skills, experience, and background required to oversee management of our large and complex global business and to carry out their responsibilities as directors. The following chart provides a snapshot of the attributes, diversity, and skills of our director nominees and our Board as a whole. These experiences and qualifications are the same attributes the Board considers as part of its succession planning and are aligned with our long-term business strategies.
Director Experience, Expertise, and Skills
Our Board believes these experiences, expertise, and skills contribute to effective oversight of our strategy and operations.
DIRECTOR EXPERIENCE, EXPERTISE, AND SKILLS	IMPORTANCE TO ECOLAB
CEO experience	CEO experience provides proven experience driving change and growth, managing risk, and setting and executing corporate strategy.
Industry experience
This experience offers valuable insight into the competitive market, technology, and operations of our largest businesses, including the Industrial business, Institutional & Specialty Services business, and Health Care & Life Sciences business.

Global business operations	With 47% of sales and 29,374 employees outside the U.S., knowledge of global business operations is critical to assessing our business risks and opportunities.
Science / innovation	Experience solving problems as an engineer or scientist offers insights into technical innovations driving our corporate growth.
Accounting / financial expertise	The Board aims to have several members who qualify as financial experts to oversee management’s preparation of financial statements and internal accounting controls.
Human capital management	The Board values experience relevant to understanding our global employee population and related risks, as well as executive compensation expertise.
Water / energy	As a sustainably minded company, this expertise offers important insight into our strategic and operational goals to drive growth and higher returns.
Digital / cybersecurity	Expertise in digital and cybersecurity fields supports oversight of our digital product offerings, as well as effective monitoring of cybersecurity, privacy and similar risks.
Supply chain and manufacturing	Supply chain experience offers insight about efficient operations, capital needs, and production strategies and perspective on our safety and sustainability initiatives.
Public company corporate governance	Experience on one or more other public company boards offers additional perspective on key governance and risk issues facing large corporations.
M&A	Experience with mergers, acquisitions, and divestitures offers insight into the strategic, operational, and financial impact of these transactions.
ECOLAB PROXY STATEMENT 2024       13

Corporate Governance and Board Matters
The following matrix highlights the mix of key skills and expertise, that among other factors, led the Board and the Governance Committee to recommend these nominees for election to the Board. The matrix is intended to depict notable areas of focus for each director nominee. The absence of a mark does not mean that a particular director does not possess that qualification or skill.
DIRECTORS
DIRECTOR EXPERIENCE, EXPERTISE, AND SKILLS	ALTHOFF	BALLARD	BECK	GREEN	HIGGINS	LARSON	MACLENNAN	MCKIBBEN	NOWELL	REICH	VAUTRINOT	ZILLMER
CEO experience
Industry experience
Global business operations
Science / innovation
Accounting / financial expertise
Human capital management
Water / energy
Digital / cybersecurity
Supply chain and manufacturing
Public company corporate governance
M&A
DIVERSITY ATTRIBUTES
Gender diversity (women)
Race / ethnicity (person of color)
LGBTQ+
Military / veteran
Our Board selected these 12 director nominees based on their diverse set of backgrounds, skills, and experiences, which align with our business strategy and contribute to the effective oversight of Ecolab.
14      ECOLAB PROXY STATEMENT 2024

Corporate Governance and Board Matters
In nominating Mr. Zillmer, the Board has once again evaluated Mr. Zillmer’s continued service as the Non-Executive Chairman of CSX Corporation and his current role as CEO and board member of Aramark. Our Board recognizes that certain proxy advisors and stockholders have raised questions about the public company commitments for Mr. Zillmer. Mr. Zillmer has been highly engaged since joining our Board in 2006 and in 2023 attended 100% of the Board meetings and 100% of meetings of committees on which he serves. Mr. Zillmer is a fully active participant in our Board meetings and deliberations, is readily available for consultation with other independent directors, is a recognized leader among the Board for his responsiveness in between meetings, and serves an important role in the strong, independent oversight of management. Mr. Zillmer’s deep knowledge of the Company’s Institutional business, significant public company board experience and his proven leadership as CEO of three different companies over the course of his career are all highly valued by Ecolab and its Board of Directors. Our Board strongly believes that Mr. Zillmer has demonstrated, and will continue to demonstrate, his ability to devote the sufficient time and capacity needed to carry out his obligations as a Board member for Ecolab including in his role as a member of the Compensation & Human Capital Management and Finance Committees. After thorough consideration and assessment of Mr. Zillmer’s ongoing performance as an Ecolab Board member including Board evaluations submitted by each independent director, the Board unanimously recommends the re-election of Mr. Zillmer at the Annual Meeting.
The Board considered that Ms. Beck was not standing for re-election at the Annual Meeting and determined to approve changes to certain Committees to balance the membership and expertise on such Committees following her departure. The Board determined that following the Annual Meeting, (i) Ms. McKibben will be appointed a member of the Compensation & Human Capital Management Committee and the Governance Committee and will no longer sit on the Audit and Finance Committees; (ii) Mr. MacLennan will be appointed to the Compensation & Human Capital Management Committee and will no longer sit on the Audit Committee, and (iii) Mr. Green will be Chair of the Compensation & Human Capital Management Committee.
The Board of Directors has no reason to believe that any of the named nominees is not available or will not serve if elected. If, for any reason, any nominee becomes unavailable for election prior to our Annual Meeting, the proxies solicited by our Board of Directors will be voted for such substituted nominee as is selected by our Board of Directors, or our Board of Directors, at its option, may reduce the number of directors constituting the entire Board.
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
These are the Board’s nominees for the Board of Directors, as recommended by the Governance Committee:
JUDSON B. ALTHOFF
Committee Membership ▪ Audit ▪ Finance Age 51 Director since 2024 Independent
Reasons for Nomination
Mr. Althoff leads a large, global commercial workforce at one of the world’s preeminent technology and digital innovation companies.
Mr. Althoff has demonstrated success managing complex commercial, financial and sales operations across a global business. The Board benefits from his deep knowledge of artificial intelligence, cloud computing and the global technology ecosystem.
Mr. Althoff’s experience growing commercial sales at scale through customer-focused innovations provides an important perspective for Ecolab’s growth strategy. His high-tech expertise contributes to the Board’s oversight of the strategy and risks associated with Ecolab’s technology investments and digital capabilities.

Career Highlights
Microsoft Corporation, a technology company
▪
EVP & Chief Commercial Officer (2020-present)

▪
EVP Worldwide Commercial Business (2016-2020)

▪
President, Microsoft North America (2013-2016)

Oracle Corporation
▪
SVP Worldwide Alliances & Channels Embedded Sales (2009-2012)

Education
▪
MS, Mechanical Engineering, Illinois Institute of Technology

Other Directorships — Current
▪
None

Other Directorships — Past 5 Years
▪
None

Key Skills
Industry experience
Global business operations
Science / innovation
Human capital management
Digital / cybersecurity
ECOLAB PROXY STATEMENT 2024       15

Corporate Governance and Board Matters
SHARI L. BALLARD
Committee Membership ▪ Audit ▪ Safety, Health & Environment Age 57 Director since 2018 Independent
Reasons for Nomination
Ms. Ballard is a seasoned executive with deep brand-building expertise, whose background enables her to contribute significant strategic insight into growing Ecolab’s businesses and developing talent.
Ms. Ballard has extensive experience growing large, geographically dispersed businesses through her focus on deep customer relationships and talent management.
As a current CEO, she has demonstrated business strategy execution, a strong track record of success in brand management and the ability to transform businesses. Ms. Ballard also provides the Board with expertise in e-commerce, as well as extensive talent management experience at large scale, international organizations. In addition to her corporate functional experience in human resources, call centers, and real estate, she has held several international roles, which included responsibility for transformation efforts in Canada, China, Europe, and Mexico.

Career Highlights
Minnesota United FC, the professional soccer team of Minnesota
▪
Chief Executive Officer (2021-present)

Best Buy Co., Inc., a consumer electronics retail company
▪
Advisor (2018-2019)

▪
Senior Executive Vice President and President, Multi-Channel Retail, with responsibility for all U.S. Best Buy stores,

▪
e-commerce, customer call centers, Best Buy Mexico and real estate strategy (2017-2018)

▪
President, U.S. Retail (2014-2017)

▪
Chief Human Resources Officer (2013-2016)

▪
President — Americas, with responsibility for business in the U.S. and Mexico (2010-2012)

▪
President — International, with responsibility for business in Canada, China, Europe, and Mexico (2002-2014)

Education
▪
BA, University of Michigan-Flint

Other Directorships — Current
▪
None

Other Directorships — Past 5 Years
▪
None

Key Skills
CEO experience
Human capital management
Digital / cybersecurity
Public company corporate governance
M&A
CHRISTOPHE BECK
Committee Membership ▪ Safety, Health & Environment Age 56 Director since 2020 Not Independent | Chairman and CEO
Reasons for Nomination
Mr. Beck has deep and direct knowledge of Ecolab’s businesses and operations, including its mission to deliver on its growth, performance and sustainability programs.
Mr. Beck has 30 years of global marketing, sales, and management experience in Europe, Asia, and North America, including 17 years at Ecolab where he held leadership roles within the Industrial, Nalco Water, International and Institutional businesses, and oversaw the integration of the Nalco acquisition.
In addition, his experience at Nestlé included senior leadership positions where he ran several of the company’s major businesses.
Mr. Beck’s strong scientific and technological background and deep understanding of Ecolab’s products and innovations provides a perspective that is valued by the Board in setting growth and sustainable profitable growth strategies.

Career Highlights
Ecolab Inc.
▪
Chairman and Chief Executive Officer (2022-present)

▪
Chairman, Chief Executive Officer and President (2022)

▪
Chief Executive Officer (2021-2022)

▪
President and Chief Operating Officer (2019-2020)

▪
Served in several senior leadership roles within the Industrial, Nalco Water, International, and Institutional operations (2007-2019)

Nestlé
▪
Served as a senior executive for 16 years

European Space Agency
▪
Worked on the European space shuttle project HERMES

Industry Recognition
▪
Nominated as a Young Global Leader of the World Economic Forum in 2006, for his accomplishments and commitment to shape a better world

Education
▪
MS, Mechanical Engineering & Aerodynamics, École polytechnique fédérale de Lausanne

Other Directorships — Current
▪
None

Other Directorships — Past 5 Years
▪
None

Key Skills
CEO experience
Global business operations
Science / innovation
Water / energy
Digital / cybersecurity
16      ECOLAB PROXY STATEMENT 2024

Corporate Governance and Board Matters
ERIC M. GREEN
Committee Membership ▪ Compensation & Human Capital Management ▪ Governance Age 54 Director since 2022 Independent
Reasons for Nomination
Mr. Green offers the Board global operational experience and extensive knowledge of the healthcare and life sciences industries.
With nearly 30 years of experience leading global pharma services and life science companies, Mr. Green has a deep understanding of business operations in these industries. His knowledge contributes to the Board’s oversight of risk in the highly regulated life sciences business and also offers insight into the business’ strategic opportunities.
His perspective on compensation and talent management in a technical and competitive market also contributes to the Board’s oversight of Ecolab’s talent management and succession planning. Mr. Green also provides relevant knowledge and insight into business practices within a global manufacturing and distribution environment.

Career Highlights
West Pharmaceutical Services, Inc., a manufacturer of packaging components and delivery systems for injectable drugs and healthcare products
▪
Chairman (2022-present)

▪
President and Chief Executive Officer (2015-present)

Sigma-Aldrich Corporation
▪
Executive Vice President and President for the Research Markets business unit (2013-2015)

▪
Served in multiple regional, commercial, and operational leadership roles around the world during a 20-year career

Education
▪
Bachelor’s degree in chemistry from Bethel University in St. Paul, Minnesota

▪
Master of Business Administration from the Olin Business School-Washington University in St. Louis, Missouri

Other Directorships — Current
▪
West Pharmaceutical Services, Inc. (2015-present)

Other Directorships — Past 5 Years
▪
None

Key Skills
CEO experience
Industry experience
Global business operations
Human capital management
Supply chain and manufacturing
ARTHUR J. HIGGINS
Committee Membership ▪ Compensation & Human Capital Management ▪ Safety, Health & Environment Age 68 Director since 2010 Independent
Reasons for Nomination
Mr. Higgins brings to the Board extensive leadership experience and enterprise risk management in the healthcare and life sciences industries.
Through leadership positions with large life sciences developers and manufacturers in both the United States and Europe, Mr. Higgins has gained deep knowledge of the life sciences and healthcare businesses and the strategies for developing and marketing products in these highly regulated industries. This background allows him to provide valuable insight to Ecolab’s life sciences business, including quality and operating risk management, and expertise related to complex chemical manufacturing environments.
In addition, his global perspective from years of operating global businesses and his background in working with high growth companies informs Ecolab’s ambitions for sustainable growth.

Career Highlights
Abu Dhabi Investment Authority (“ADIA”), a sovereign globally-diversified wealth fund of the Government of the Emirate of Abu Dhabi
▪
Operating Advisor (2021-present)

The Blackstone Group, an investment management company
▪
Consultant to Blackstone Healthcare Partners (2010-2021)

Assertio Holdings, Inc., successor issuer to Assertio Therapeutics, Inc.
▪
Non-Executive Chairman (2020-2020)

Assertio Therapeutics, Inc., a pharmaceutical company
▪
President, Chief Executive Officer and member of the Board of Directors (2017-2020)

Bayer HealthCare AG
▪
Chairman of the Board of Management (2006-2010)

▪
Chairman of the Bayer HealthCare Executive Committee (2004-2010)

Enzon Pharmaceuticals, Inc.
▪
Chairman, President and Chief Executive Officer (2001-2004)

Abbott Laboratories
▪
Spent 14 years, most recently as President of the Pharmaceutical Products Division (1998-2001)

Education
▪
BS, Biochemistry, Strathclyde University, Scotland

Other Directorships — Current
▪
Zimmer Biomet Holdings, Inc. (2007-present)

Other Directorships — Past 5 Years
▪
Assertio Holdings, Inc. (2017-2020)

Key Skills
CEO experience
Industry experience
Global business operations
Human capital management
M&A
ECOLAB PROXY STATEMENT 2024       17

Corporate Governance and Board Matters
MICHAEL LARSON
Committee Membership ▪ Finance (Chair) ▪ Safety, Health & Environment Age 64 Director since 2012 Independent
Reasons for Nomination
Mr. Larson has deep investment expertise and broad understanding of the capital markets, business cycles and capital efficiency, and allocation practices.
As a professional investor and as the chief investment officer of Ecolab’s largest stockholder, Mr. Larson provides the Board with a long-term stockholder perspective and more than three decades of investment acumen. Together with his years of service as a public company board member, Mr. Larson’s experience as a long-term investor in several multi-national industrial companies has given him deep corporate governance expertise and a well-informed view on the unique strategic issues faced by companies such as Ecolab. His background offers the Board important insights into capital allocation, Ecolab’s financial risks and opportunities, the financial issues facing large industrial corporations.
Throughout his career, Mr. Larson has gained extensive experience related to advancing corporate sustainability and employee safety initiatives.

Career Highlights
Cascade Investment, L.L.C., the investment office for William H. Gates III, and the Bill & Melinda Gates Foundation Trust
▪
Chief Investment Officer, responsible for Mr. Gates’ non-Microsoft investments, as well as the investment assets of the Bill & Melinda Gates Foundation Trust (1994-present)

Education
▪
BA, Economics, Claremont McKenna College

▪
MBA, University of Chicago

Other Directorships — Current
▪
Fomento Económico Mexicano, S.A.B. de C.V. (2011-present)

▪
Republic Services, Inc. (2009-present)

▪
Member and Trustee of several Western Asset Management closed-end and mutual funds (2004-present)

Other Directorships — Past 5 Years
▪
None

Key Skills
Industry experience
Accounting / financial expertise
Human capital management
Public company corporate governance
M&A
DAVID W. MACLENNAN
Committee Membership ▪ Audit ▪ Governance (Chair) Age 64 Director since 2015 Independent | Lead Independent Director
Reasons for Nomination
Mr. MacLennan’s experience in various top leadership positions at Cargill, one of the world’s largest multinational companies, enables him to contribute invaluable strategic insights, exercise strong risk and financial management skills, and provide significant strategic planning insights to the Board.
His background guiding a large, complex, global organization in the role of CEO and Chairman of the board at Cargill, as well as his service as a director on the Caterpillar board, provides a wealth of corporate governance expertise relevant to his role as the Lead Independent Director and Chair of the Governance Committee.
In addition, his deep knowledge of the food production industry is valuable to the Board in assessing strategic business opportunities and addressing global supply chain risks.

Career Highlights
Cargill, Incorporated, a privately held company and world-leading producer and marketer of food, agricultural, financial, and industrial products and services
▪
Executive Chair of the Board (2023)

▪
Chairman of the Board (2015-2022)

▪
Chief Executive Officer (2013-2022)

▪
Chief Operating Officer (2011-2013)

▪
Chief Financial Officer (2008-2011)

▪
President, Cargill Energy (2002-2008)

▪
Served in the Financial Markets Division in the Minneapolis and London offices (1991-2000)

USBancorp Piper Jaffray
▪
President of Fixed Income Capital Markets, based in Minneapolis (2000-2002)

Chicago Board of Trade and Board of Options Exchange
▪
Member, in the futures and securities sector in Chicago

Education
▪
BA. English, Amherst College

▪
MBA, Finance, University of Chicago

Other Directorships — Current
▪
Caterpillar (2021-present)

Other Directorships — Past 5 Years
▪
None

Key Skills
CEO experience
Industry experience
Global business operations
Accounting / financial expertise
Supply chain and manufacturing
18      ECOLAB PROXY STATEMENT 2024

Corporate Governance and Board Matters
TRACY B. MCKIBBEN
Committee Membership ▪ Audit ▪ Finance Age 54 Director since 2015 Independent
Reasons for Nomination
Ms. McKibben is an international energy and environmental technology expert with a focus on the areas of alternative and renewable energy, green technology, water, infrastructure, and sustainability management.
Ms. McKibben’s considerable strategic and financial experience advising energy companies and multinational corporations on strategic investments, M&A, and energy policy helps the Board set Ecolab’s financial strategy and provide financial oversight. She also offers her insight into driving financial performance through successful human capital and compensation strategies.
Ms. McKibben also has gained extensive public sector and international experience working at the U.S. Department of Commerce and within the National Security Council at The White House where she advised the President of the United States, Cabinet Secretaries and other senior officials on various matters. This experience provides the Board with insights to address the challenges associated with Ecolab’s global business operations.

Career Highlights
MAC Energy Advisors LLC, an investment and consulting company that provides integrated energy solutions to help clients with investments and strategic opportunities around a global platform
▪
Founder and Chief Executive Officer (2010-present)

Citigroup Global Markets
▪
Managing Director and Head of Environmental Banking Strategy (2007-2009)

National Security Council at the White House
▪
Director of European Economic Affairs and EU Relations and Acting Senior Director for European Affairs (2003-2007)

U.S. Department of Commerce
▪
Served in various senior advisory roles (2001-2003)

Education
▪
BA, Political Science, West Virginia State University

▪
JD, Harvard Law School

Other Directorships — Current
▪
Huntington Ingalls Industries, Inc. (2018-present)

Other Directorships — Past 5 Years
▪
Fast Radius, Inc., formerly ECP Environmental Growth Opportunities Corp. (2021-2022)

Key Skills
Global business operations
Science / innovation
Accounting / financial expertise
Water / energy
M&A
LIONEL L. NOWELL III
Committee Membership ▪ Audit (Chair) ▪ Finance Age 69 Director since 2018 Independent
Reasons for Nomination
Mr. Nowell is a highly experienced board member, with extensive financial expertise.
Mr. Nowell provides the Board with operational and financial management acumen gathered from more than 30 years in the consumer products industry, including his service as the Senior Vice President and Treasurer of a multi-national food and beverage company. His technical expertise spans the topics of corporate finance, credit and treasury, financial analysis and reporting, accounting and controls, capital markets, acquisitions / divestitures, and international business operations.
Mr. Nowell contributes to the Board strong leadership skills gained over the course of his career.
His experience over the years on various public company boards contributes strong governance skills and extensive knowledge in the areas of financial controls, strategy development and execution, and risk management.

Career Highlights
PepsiCo, Inc., a food and beverage company
▪
Senior Vice President and Treasurer (2001-2009)

▪
Executive Vice President and Chief Financial Officer,

The Pepsi Bottling Group (2000-2001)
▪
Senior Vice President and Controller (1999-2000)

RJR Nabisco, Inc.
▪
Senior Vice President, Strategy and Business Development (1998-1999)

Diageo plc
▪
Held various senior financial roles at the Pillsbury division, including Chief Financial Officer of its Pillsbury North America, Pillsbury Foodservice, and Häagen-Dazs divisions (1991-1998)

Education
▪
BSBA, Finance/Accounting, The Ohio State University

Other Directorships — Current
▪
Bank of America Corporation (2013-present)

▪
Textron Inc. (2020-present)

Other Directorships — Past 5 Years
▪
American Electric Power Company (2004-2020)

Key Skills
Global business operations
Accounting / financial expertise
Water / energy
Public company corporate governance
M&A
ECOLAB PROXY STATEMENT 2024       19

Corporate Governance and Board Matters
VICTORIA J. REICH
Committee Membership ▪ Audit ▪ Governance Age 66 Director since 2009 Independent
Reasons for Nomination
With her extensive financial management background combined with her global operating experience, Ms. Reich helps inform Ecolab’s strategic vision, while providing sound financial discipline and risk management expertise.
Ms. Reich’s financial and accounting expertise provides valuable insights to the Board regarding the Company’s financial operations. Her experience on other public company boards offers a broad perspective on financial and governance matters relevant to public companies and deepens her expertise in these areas.
Ms. Reich’s executive role at Essendant also provided her with knowledge of the institutional markets, one of our largest end-markets.

Career Highlights
Essendant Inc. (formerly United Stationers Inc.)
▪
Senior Vice President and Chief Financial Officer (2007-2011)

Brunswick Corporation
▪
President — Brunswick European Group (2003-2006)

▪
Senior Vice President and Chief Financial Officer (2000-2003)

▪
Vice President and Controller (1996-2000)

General Electric Company
▪
Held various senior financial management positions (1979-1996)

Education
▪
ScB, Applied Mathematics — Economics, Brown University

Other Directorships — Current
▪
Ingredion Incorporated (2013-present)

▪
H&R Block, Inc. (2011-present)

Other Directorships — Past 5 Years
▪
None

Key Skills
Industry experience
Global business operations
Accounting / financial expertise
Public company / corporate governance
M&A
SUZANNE M. VAUTRINOT
Committee Membership ▪ Audit ▪ Safety, Health & Environment (Chair) Age 64 Director since 2014 Independent
Reasons for Nomination
Major General Vautrinot brings a unique perspective to the Board with her 31-year military career. Having led large and complex organizations, she provides insights into the operational challenges facing large global organizations.
As an expert in cybersecurity, she contributes to the Board’s oversight of risk in this area. In addition, General Vautrinot has significant experience in strategic planning, organizational design, and change management, which allows her to provide advice and insight to Ecolab as its business grows and develops. This focus is also relevant to her role as Chair of the Safety, Health & Environment Committee, which provides oversight and strategy for many of Ecolab’s global safety and sustainability programs, which impact all aspects of the global business.
Her experience on the corporate boards of multiple public companies also enhances her contributions in the areas of governance, strategy and risk, and opportunity assessment.

Career Highlights
Kilovolt Consulting, Inc., a cyber security consulting firm
▪
President (2013-present)

U.S. Air Force
▪
Retired Major General, Air Force (2013)

▪
Commander, 24th Air Force and Commander, Air Forces Cyber, responsible for cyber defense operations (2011-2013)

▪
Director of Plans and Policy, U.S. Cyber Command, Special Assistant to the Vice Chief of Staff — U.S. Air Force (2010-2011)

Commander USAF Recruiting Service (2006-2008)
▪
Assignments included space and cyber operations, plans and policy and strategic security

▪
Served on the Joint Staff, the staffs at major command headquarters, and Air Force headquarters

▪
Selected by military leaders and White House officials to spearhead high-profile engagements on multiple occasions

Education
▪
BS, U.S. Air Force Academy

▪
MS, University of Southern California

▪
National Security Fellow, John F. Kennedy School of Government, Harvard University

Other Directorships — Current
▪
CSX Corporation (2019-present)

▪
Wells Fargo & Company (2015-present)

▪
Parsons Corporation (2014-present)

Other Directorships — Past 5 Years
▪
Gen Digital, Inc., formerly Symantec Corporation (2013-2019)

Key Skills
Science / innovation
Human capital management
Water / energy
Digital / cybersecurity
Public company corporate governance
20      ECOLAB PROXY STATEMENT 2024

Corporate Governance and Board Matters
JOHN J. ZILLMER
Committee Membership ▪ Compensation & Human Capital Management ▪ Finance Age 68 Director since 2006 Independent
Reasons for Nomination
Mr. Zillmer has long and proven leadership and operational experience in one of Ecolab’s largest markets.
Mr. Zillmer has extensive experience leading companies as a seasoned CEO and director, bringing to the Board his wealth of experience in setting and executing on corporate strategy and overseeing risk. He has served as CEO of three different global companies, providing a varied and deep perspective on executive management of global organizations.
Mr. Zillmer has significant operational knowledge of industries key to Ecolab’s business operations, including the chemicals manufacturing industry, food service industry, and global hygiene industry. He has proven capabilities for leading companies with large workforces and managing talent.
His current and past roles on the boards of CSX, Veritiv, Performance Food Group, Reynolds American, Univar, and Allied Waste have provided him with significant public company board governance skills and broad leadership perspective.

Career Highlights
Aramark, a global provider of food, facilities management, and uniform services
▪
Chief Executive Officer (October 2019-present)

▪
Held various senior executive positions, ultimately becoming President of Global Food and Support Services (1986-2005)

Univar Inc.
▪
Executive Chairman (2012)

▪
President and Chief Executive Officer (2009-2012)

Allied Waste Industries
▪
Chairman and Chief Executive Officer (2005-2008, when it merged with Republic Services, Inc.)

Education
▪
MBA, Northwestern University’s Kellogg School of Management

Other Directorships — Current
▪
Aramark (2019-present)

▪
CSX Corporation (2017-present)

Other Directorships — Past 5 Years
▪
Veritiv Corporation (2014-2020)

▪
Performance Food Group Company (2015-2019)

Key Skills
CEO experience
Industry experience
Human capital management
Public company corporate governance
M&A

The Board of Directors recommends a vote FOR the election of each of the 12 nominees named in this Proxy Statement to a one-year term ending in 2025.
Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR each of the 12 nominees named in this Proxy Statement.

ECOLAB PROXY STATEMENT 2024       21

Corporate Governance and Board Matters
CORPORATE GOVERNANCE
OVERVIEW
Our Board of Directors and our senior leadership team believe that strong and effective corporate governance is essential to our overall success. The Board is committed to maintaining a corporate governance structure that promotes long-term stockholder value and supports Ecolab’s policies and programs that affect, or could affect, our employees, customers, stockholders, and neighboring communities. Our Board reviews our major governance policies, practices and processes regularly in the context of current corporate governance trends, investor feedback, regulatory changes and recognized best practices. The following table provides an overview of our corporate governance structure and processes, including key aspects of our Board operations.
CORPORATE GOVERNANCE BEST PRACTICES
BOARD CONDUCT & OVERSIGHT	INDEPENDENCE & PARTICIPATION	STOCKHOLDER RIGHTS
Regular engagement with management on business strategy and approval of annual strategic plan	11 of 12 director nominees are independent based on New York Stock Exchange (“NYSE”) standards	Proxy access on market terms
Corporate governance policies addressing retirement age	Executive sessions of independent directors held at each Board and committee meeting	Stockholder ability to request special meetings at 25% threshold
Recently refreshed Code of Conduct that applies to all directors, executive officers, and employees	Lead director with robust duties	Stockholders can act by written consent
Periodic review of corporate governance best practices and developments	Directors attended over 98% of the meetings of the Board and the committees on which they served	Majority voting in uncontested director elections with a director resignation policy
Significant time devoted to succession planning and leadership development	Regular Board refreshment and mix of tenure of our directors (4 of the current independent directors elected in the last 5 years)	No “poison pill”
Annual Board and committee evaluations	Periodic refreshment of committee chairs and Lead Director	The Certificate and Bylaws do not include supermajority voting requirements to amend
Adopted policies to encourage diversity in director searches	All Committee Chairs are independent	Directors elected annually
Our directors are encouraged to participate in educational programs relating to corporate governance and business-related issues, and we provide funding for these activities
More details are available in our Corporate Governance Principles, which can be found on our website at www.investor.ecolab.com/
corporate-governance.
DIRECTOR INDEPENDENCE
Our Corporate Governance Principles provide that the Board will have a majority of independent directors who meet the criteria required for independence under the NYSE listing standards and our Director Independence Standards. To be considered independent, the Board must determine that a director has no material relationship with the Company (including its consolidated subsidiaries).
Under these standards, the Board of Directors has affirmatively determined that each of our non-management director nominees are independent. The Board of Directors also previously affirmatively determined that Barbara J. Beck, who is not standing for re-election, is independent and that Jeffrey M. Ettinger, who resigned from the Board effective May 23, 2023, was independent during the time that he served as a director.
The Board determined that Christophe Beck is not independent due to his current status as Chairman and Chief Executive Officer and his former status as President and Chief Operating Officer. The Board also determined that each member of the Audit Committee and the Compensation & Human Capital Management Committee meets the heightened independence standards required for such committee members under the applicable NYSE listing and Securities and Exchange Commission (“SEC”) standards.
22      ECOLAB PROXY STATEMENT 2024

Corporate Governance and Board Matters
BOARD LEADERSHIP STRUCTURE
CHRISTOPHE BECK	DAVID W. MACLENNAN
Chairman of the Board of Directors and Chief Executive Officer	Lead Independent Director
Our Board of Directors is led by Christophe Beck, our Chief Executive Officer and a member of the Board of Directors.
The Board of Directors strongly believes that independent board oversight is vital. As a result, under our corporate governance framework, our Lead Independent Director and independent directors have strong oversight of management and the Company’s governance.
As provided in our Corporate Governance Principles, the independent directors appoint a Lead Independent Director when (i) the offices of Chairman and Chief Executive Officer are held by the same person or (ii) when the Chairman is a different person than the Chief Executive Officer, but the Chairman has been determined by the Board of Directors not to be independent.
Responsibilities and powers of the Lead Independent Director, as enumerated in our Corporate Governance Principles, include:
▪
calling meetings of the independent directors

▪
presiding over meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, which occur at every regularly scheduled meeting of the Board

▪
acting as a liaison between the Chairman and the independent directors

▪
reviewing and approving meeting schedules to ensure there is sufficient time for discussion of all agenda items

▪
reviewing and approving information sent to the directors

▪
reviewing and approving meeting agendas and management participants at meetings of the Board

▪
engaging with stockholders in appropriate circumstances.

As stated in our Corporate Governance Principles, the Board believes it is in the best interests of our stockholders to have a flexible policy relating to the offices of Chairman and Chief Executive Officer and whether they are to be held by one person or two. Our Board evaluates its organizational structure every year, including its leadership. The Governance Committee leads this process, taking into account the results of the Board’s review of its own effectiveness, the performance and commitments of the Chairman and Lead Independent Director, and the current needs of the Board in overseeing the strategy and risks of the Company.
Mr. Beck was first appointed as Chairman in May 2022 and Mr. MacLennan was first elected as Lead Independent Director in May 2023. The Board continues to believe that at this time, combining our CEO and chairman offices under Mr. Beck, while maintaining the important role of the Lead Independent Director, is the most appropriate leadership structure for the Company and best serves the interests of our stockholders. In making this determination, the Board considered numerous factors, including:
▪
the benefits to the decision-making process with a leader who is both Chairman and Chief Executive Officer

▪
the significant operating experience and qualifications of Mr. Beck, including 17 years at Ecolab where he held leadership roles within the Industrial, International, and Institutional businesses

▪
the importance of deep Ecolab knowledge in exercising business judgment in leading the Board

▪
the size and complexity of our business

▪
the significant business experience and tenure of our independent directors

▪
the qualifications and role of our Lead Independent Director.

EXECUTIVE SESSIONS
The independent directors meet privately at every meeting of the Board and at each Committee of the Board. The independent directors also meet in executive session at other times during Board meetings at the request of any independent director.
ECOLAB PROXY STATEMENT 2024       23

Corporate Governance and Board Matters
BOARD COMMITTEES
The Board of Directors has five standing Committees:

AUDIT COMMITTEE	COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE	FINANCE COMMITTEE	GOVERNANCE COMMITTEE	SAFETY, HEALTH & ENVIRONMENT COMMITTEE
The table below indicates the current members of each Board committee.
ECOLAB COMMITTEE MEMBERSHIP
NAME	INDEPENDENT	AUDIT	COMPENSATION & HUMAN CAPITAL MANAGEMENT	FINANCE	GOVERNANCE	SAFETY, HEALTH & ENVIRONMENT
Judson B. Althoff
Shari L. Ballard
Barbara J. Beck
Christophe Beck
Eric M. Green
Arthur J. Higgins
Michael Larson
David W. MacLennan
Tracy B. McKibben
Lionel L. Nowell III
Victoria J. Reich
Suzanne M. Vautrinot
John J. Zillmer
Chairman of the Board of Directors	Lead Independent Director	Committee Chair	Committee Member	Audit Committee Financial Expert
24      ECOLAB PROXY STATEMENT 2024

Corporate Governance and Board Matters
AUDIT COMMITTEE				6 MEETINGS IN 2023

Lionel L. Nowell III (Chair)	Judson B. Althoff	Shari L. Ballard	David W. MacLennan	Tracy B. McKibben	Victoria J. Reich	Suzanne M. Vautrinot
ALL MEMBERS OF THE AUDIT COMMITTEE ARE INDEPENDENT

Independence and Financial Expertise
▪
The Board of Directors has determined that each member of the Audit Committee is “independent” under applicable NYSE and SEC requirements and is “financially literate” under applicable NYSE requirements.

▪
Further, the Board has determined that each of Mses. McKibben and Reich and Messrs. MacLennan and Nowell is an “audit committee financial expert” under the SEC’s rules.

Report
▪
The Audit Committee Report begins on page 80 of this Proxy Statement.

Charter
▪
The Audit Committee Charter is available on our website at www.investor.ecolab.com/corporate-governance.

Principal Oversight Responsibilities
▪
Monitor the quality and integrity of our consolidated financial statements and management’s financial control of operations.

▪
Monitor, review and, as applicable, approve the qualifications, independence, and performance of the independent accountants.

▪
Monitor the role and performance of the internal audit function.

▪
Monitor the Company’s compliance with legal and regulatory requirements.

▪
Monitor the Company’s cybersecurity program and related risks.

COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE			5 MEETINGS IN 2023

Barbara J. Beck (Chair)	Eric M. Green	Arthur J. Higgins	John J. Zillmer
ALL MEMBERS OF THE COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE ARE INDEPENDENT

Independence
▪
The Board of Directors has determined that each member of the Compensation Committee is “independent” under applicable NYSE and SEC rules.

Report
▪
The Compensation & Human Capital Management Committee Report begins on page 39 of this Proxy Statement.

Charter
▪
The Compensation & Human Capital Management Committee Charter is available on our website at www.investor.ecolab.com/corporate-governance.

Principal Oversight Responsibilities
▪
Review and approve or recommend to the Board, as applicable, the establishment, amendment, and administration of compensation plans, benefit plans and long-term incentives for directors and executive officers (including the CEO).

▪
Review and approve our overall compensation policy and annual executive salary plan, including CEO compensation.

▪
Administer:

▪
the Director stock option and deferred compensation plans,

▪
executive and employee stock incentive plans,

▪
stock purchase plans,

▪
cash incentive programs,

▪
compensation recovery policies, and

▪
stock retention and ownership guidelines.

▪
Review pay equity and wage level information, strategies and policies related to human capital management and material employment law matters.

ECOLAB PROXY STATEMENT 2024       25

Corporate Governance and Board Matters
FINANCE COMMITTEE			5 MEETINGS IN 2023

Michael Larson (Chair)	Judson B. Althoff	Tracy B. McKibben	Lionel L. Nowell III	John J. Zillmer
ALL MEMBERS OF THE FINANCE COMMITTEE ARE INDEPENDENT

Independence
▪
The Board of Directors has determined that each member of the Finance Committee is “independent” under applicable NYSE rules.

Charter
▪
The Finance Committee Charter is available on our website at www.investor.ecolab.com/corporate-governance.

Principal Oversight Responsibilities
▪
Review management’s financial and tax policies and standards.

▪
Review and recommend to the Board regarding financing requirements, including the evaluation of management’s proposals concerning funding to meet such requirements.

▪
Review and recommend to the Board management’s proposals regarding share repurchases and dividends.

▪
Review capital expenditure budget.

▪
Review adequacy of insurance coverage.

▪
Review use of derivatives to limit financial risk.

▪
Review and recommend to the Board regarding specific acquisition, divestiture, and capital expenditure projects from a financial standpoint.

▪
Review financial impact of our significant retirement plans.

GOVERNANCE COMMITTEE			6 MEETINGS IN 2023

David W. MacLennan (Chair)	Barbara J. Beck	Eric M. Green	Victoria J. Reich
ALL MEMBERS OF THE GOVERNANCE COMMITTEE ARE INDEPENDENT

Independence
▪
The Board of Directors has determined that each member of the Governance Committee is “independent” under applicable NYSE rules.

Charter
▪
The Governance Committee Charter is available on our website at www.investor.ecolab.com/corporate-governance.

Principal Oversight Responsibilities
▪
Lead annual review of Board performance and effectiveness.

▪
Review organizational structure and operations of the Board.

▪
Review issues related to senior management succession.

▪
Lead the annual CEO performance review and evaluation of senior management.

▪
Review the Company’s corporate governance documents and related matters (including any necessary modifications to the Corporate Governance Principles).

▪
Review and recommend to the Board of Directors director independence determinations and evaluate related party transactions.

▪
Oversee political, charitable, and foundation contributions as well as trade association memberships.

▪
Review director orientation, training, and continuing education.

26      ECOLAB PROXY STATEMENT 2024

Corporate Governance and Board Matters
SAFETY, HEALTH & ENVIRONMENT COMMITTEE				4 MEETINGS IN 2023

Suzanne M. Vautrinot (Chair)	Shari L. Ballard	Christophe Beck	Arthur J. Higgins	Michael Larson
ALL MEMBERS OF THE SAFETY, HEALTH & ENVIRONMENT COMMITTEE ARE INDEPENDENT, EXCEPT MR. BECK

Independence
▪
The Board of Directors has determined that each member of the Safety, Health & Environment Committee is “independent” under applicable NYSE rules except for Mr. Beck, our Chairman and Chief Executive Officer.

Charter
▪
The Safety, Health & Environment Committee Charter is available on our website at www.investor.ecolab.com/corporate-governance.

Principal Oversight Responsibilities
▪
Oversee the Company’s safety, health & environmental (“SH&E”) framework and organization, policies, programs, goals and practices, including SH&E risks, SH&E statistics and metrics, pending SH&E matters and industry best practices.

▪
Review personal safety policies, programs and practices.

▪
Review manufacturing process and safety policies, programs and practices, including our waste management strategies and the number of our sites located in or adjacent to protected areas and/or key biodiversity areas.

▪
Review environmental and regulatory trends, issues, and concerns which affect or could affect our SH&E practices, including:

▪
the food safety impact of our products and programs,

▪
the human health impact of our products and services and our product safety practices, and

▪
any material product liability risks.

▪
Review compliance with our stated sustainability principles as represented in our sustainability reports, including overall climate risks and progress toward the UN Global Compact Business Ambition for 1.5℃ and actions to implement the recommendations of the Task Force on Climate-related Financial Disclosure or similar bodies.

ECOLAB PROXY STATEMENT 2024       27

Corporate Governance and Board Matters
BOARD’S ROLE IN RISK OVERSIGHT
Oversight of Risk Management
THE COMPANY BELIEVES THAT ITS LEADERSHIP STRUCTURE, DISCUSSED BELOW, SUPPORTS THE RISK OVERSIGHT FUNCTION OF THE BOARD
Our Lead Independent Director has robust and clearly defined role pursuant to our Corporate Governance Principles	Independent directors chair the Board committees involved in risk oversight
There is open communication between management and directors	All directors are actively involved in the risk oversight function
Management is responsible for managing the Company’s risk, and the Board and its committees oversee management in this regard, as summarized below:
BOARD OF DIRECTORS

Responsible for oversight of overall risks with an emphasis on strategic and operational risks as well as oversight of management’s risk management and risk management procedures. The committees of the Board play a key role in this responsibility based on certain areas of risk that relate to each committee’s area of focus.

AUDIT COMMITTEE	COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE	FINANCE COMMITTEE	GOVERNANCE COMMITTEE	SAFETY, HEALTH & ENVIRONMENT COMMITTEE
Responsible for overseeing risks related to: ▪ financial matters, especially: ▪ financial reporting ▪ cybersecurity ▪ internal controls	Responsible for overseeing risks related to: ▪ compensation policies and practices ▪ our human capital management practices	Responsible for overseeing risks related to: ▪ our financial management ▪ capital strategies ▪ tax strategies	Responsible for overseeing risks related to: ▪ our governance structure ▪ Board composition ▪ Director independence and succession	Responsible for overseeing risks related to: ▪ safety, health, and environmental matters

MANAGEMENT
Responsible for the day-to-day management of the Company’s risks, including management of the Company’s enterprise risk management program.
28      ECOLAB PROXY STATEMENT 2024

Corporate Governance and Board Matters
Risk Management Processes and Procedures
The Board of Directors has established various processes and procedures for oversight of risk management and sustainability matters. For example, annually, as a core agenda item of the full Board, management presents to the Board a comprehensive and detailed risk assessment of the Company after following a rigorous enterprise risk review and analysis.
ANNUAL ENTERPRISE RISK REVIEW & ANALYSIS	ANNUAL RISK ASSESSMENT	BOARD AND EXECUTIVE TEAM’S ONGOING REVIEW	ANNUAL IT SECURITY TRAINING & COMPLIANCE
▪
Conducted by an audit services vice president

▪
Consists of annual enterprise Assessment of Significant Business Risks that identifies company risks, including:

▪
strategic

▪
operational

▪
financial

▪
compliance-related

▪
cybersecurity

▪
Assesses risks, their likelihood, and the potential impact of their occurrence

▪ Management presents the results to the Board ▪ Board approval is required for the Company’s annual strategic plan and major transactions
▪
Board reviews operating performance and strategic plan as appropriate

▪
Review includes significant developments, such as:

▪
acquisitions

▪
financings

▪
market developments

▪
senior management succession

▪
Independent, external third-party auditor’s findings are reviewed, relating to:

▪
National Institute of Technology Cyber Security Framework and industry standards

▪
Cybersecurity peer benchmarking

▪
periodic site security assessments

▪ Company conducts: ▪ robust program for the entire company ▪ awareness campaigns ▪ testing and business resiliency training and drills with our supply chain
Strategic Risk Oversight
This review consists of our annual enterprise Assessment of Significant Business Risks, which provides the foundation for assessing the materiality of issues to our business and our stockholders. This comprehensive review is conducted using a survey tool designed to identify strategic, operational, financial, and compliance-related risks to the company. Risks are documented along with the likelihood and impact of their occurrence. An audit-services vice president manages the process, and the results are presented to the Executive Management team and the Board of Directors.
This process identified key risks including:
▪
strategic risk (which relates to the Company properly defining and achieving its high-level goals and mission)

▪
operating risk (which relates to the effective and efficient use of resources and pursuit of opportunities)

These risks are monitored and managed by the full Board through the Board’s review of the Company’s operating performance and strategic plan. For example, at each of the Board’s regularly scheduled meetings throughout the year, management provided the Board presentations on the Company’s various business units as well as the Company’s performance as a whole. The Board addressed significant developments as appropriate, such as significant acquisitions, important market developments, and senior management succession. Pursuant to the Board’s established monitoring procedures, Board approval is required for the Company’s annual strategic plan which is reported on by management at each Board meeting. Similarly, significant transactions (such as acquisitions and financings) are brought to the Board for approval.
Cybersecurity Risk Oversight
Information security or cybersecurity is a strategic and operating risk for many companies. Since 2014, when the Ecolab cybersecurity program was established, the Company has continuously matured our program to proactively address cybersecurity trends and risks. Senior management provides in-depth reviews of cybersecurity matters to the Board directly and to the Audit Committee. Cybersecurity is also considered in the detailed enterprise risk assessment presented to the Board each year. The Company has entered into, and plans to maintain, an information security risk insurance policy on commercially available terms.
ECOLAB PROXY STATEMENT 2024       29

Corporate Governance and Board Matters
The Company is formally assessed by an independent third party against the National Institute of Technology (“NIST”) Cyber Security Framework (“CSF”) and industry standards, including peer benchmarking. The Company also reviews information security standards and controls with its independent external auditor and conducts security assessments at key sites with external security consultants. The Company also operates an information security training and compliance program for personnel, as well as monthly awareness campaigns and testing and business resiliency training and drills with our supply chain and other key functions. For more information, refer to the “Cybersecurity” section of our Annual Report on Form 10-K, at page 21.
CORPORATE GOVERNANCE PRACTICES
The Company and the Board regularly review and evaluate our corporate governance practices and policies. Many of these practices are set forth in our Corporate Governance Principles and Director Independence Standards, Committee Charters, and Code of Conduct.
THESE DOCUMENTS ARE AVAILABLE ON OUR WEBSITE AT: www.investor.ecolab.com/corporate-governance
BOARD COMMITTEE CHARTERS	CORPORATE GOVERNANCE DOCUMENTS

▪
Audit Committee Charter

▪
Compensation & Human Capital Management Committee Charter

▪
Finance Committee Charter

▪
Governance Committee Charter

▪
Safety, Health & Environment Committee Charter

▪
By-Laws of Ecolab Inc.

▪
Code of Conduct

▪
Corporate Governance Principles (including Director Independence Standards)

▪
Restated Certificate of Incorporation of Ecolab Inc.

▪
Political Contribution Policy

BOARD AND COMMITTEE EVALUATIONS
Our Board continually seeks to improve its performance. A formal evaluation of the Board and its committees is conducted on an annual basis and is led by the Governance Committee. Each committee’s results are discussed by the respective committee, and the Board reviews the results of the Board and committee evaluations.
CODE OF CONDUCT
Our Code of Conduct is the foundation of our success and we are committed to upholding the highest legal and ethical standards, regardless of when and where we conduct business. Our Code of Conduct applies to our Chief Executive Officer, Chief Financial Officer, and our Corporate Controller, as well as to our directors and all other employees. Employees and directors receive training on the Code of Conduct annually and certify compliance. Our Code of Conduct was last updated in January 2023. We will disclose future amendments to and any waiver that applies to any of our executive officers or a member of our Board on our website within four business days following the date of any such amendment or waiver.
POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS DISCLOSURES
The Company maintains a Political Contribution Policy, which is amended from time to time. The Political Contribution Policy, together with other Ecolab policies and procedures, guides Ecolab’s approach to political contributions. Among other things, the Political Contribution Policy provides that a report of contributions will be posted on Ecolab’s website semi-annually and that Ecolab will report annually on its website on its adherences to the Political Contribution Policy and related provisions in the Code of Conduct. The Governance Committee oversees the Political Contribution Policy, including reviewing the policy and a report of corporate political contributions annually. The Political Contribution Policy and current and archived political contributions are available at www.investor.ecolab.com/corporate-governance/political-contribution-reporting.
The Company also reports on its website its significant trade association memberships. We join trade associations that we believe will benefit our business and shareholders. A management committee reviews proposed and existing significant trade association memberships at least semi-annually to assess their effectiveness and to determine if continued membership is appropriate. In addition, the Governance Committee oversees significant trade association memberships and annually reviews Ecolab’s policies and practices relating to trade association memberships. More information on Ecolab’s trade association memberships is available at www.investor.ecolab.com/corporate-governance/trade-associations.
30      ECOLAB PROXY STATEMENT 2024

Corporate Governance and Board Matters
COMMUNICATIONS WITH DIRECTORS
Our stakeholders and other interested parties, including our stockholders and employees, can send substantive communications to our Board using the following methods published on our website at www.investor.ecolab.com/corporate-governance/contact-the-board:
»	To correspond with the Board’s Lead Director, please complete and submit the online “Contact Lead Director” form	»	To report potential issues regarding accounting, internal controls, and other auditing matters to the Board’s Audit Committee, please complete and submit the online “Contact Audit Committee” form
In addition to online communications, interested parties may direct correspondence to our Board of Directors, our Board Committees, to all independent directors as a group, or to individual directors, at our headquarters address, referenced on page 90.
All substantive communications regarding governance matters or potential accounting, control, compliance, or auditing irregularities are promptly relayed or brought to the attention of the Lead Director or Chair of the Audit Committee following review by our management. Communications not requiring the substantive attention of our Board, such as employment inquiries, sales solicitations, questions about our products, and other such matters, are handled directly by our management. In such instances, we respond to the communicating party on behalf of the Board. Nonetheless, our management periodically updates the Board on all of the online communications received, whether or not our management believes they are substantive.
STOCKHOLDER RECOMMENDATIONS FOR DIRECTORS
Stockholders wishing to submit recommendations for director candidates for consideration by the Governance Committee must provide the following information in writing to the attention of the Corporate Secretary by certified or registered mail:
▪
the name, address, and biography of the candidate, and an indication of whether the candidate has expressed a willingness to serve;

▪
the name, address, and phone number of the stockholder or group of stockholders making the recommendation; and

▪
the number of shares of common stock beneficially owned by the stockholder or group of stockholders making the recommendation, the length of time held, and to the extent any stockholder is not a registered holder of such securities, proof of such ownership.

To be considered by the Governance Committee for the 2025 Annual Meeting, a director candidate recommendation must be received by the Corporate Secretary by January 2, 2025. The Governance Committee evaluates director candidates recommended by stockholders in the same way that it evaluates candidates recommended by its members, other members of the Board, or other persons.
DIRECTOR ATTENDANCE

There were 5 meetings of the Board of Directors during the year ended December 31, 2023. Overall attendance by all directors at meetings held by the Board and all Committees on which they served was over 98%. Each director attended 100% of the Board meetings and at least 94% of meetings held by the Board and all Committees on which he or she served. Directors are expected to attend our Annual Meeting of Stockholders, absent unusual circumstances. All of the directors who continued to serve following the meeting attended last year’s Annual Meeting.

COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
The Compensation & Human Capital Management Committee is comprised of four non-employee, independent directors: Ms. Beck (Chair) and Messrs. Green, Higgins and Zillmer. No member of the Compensation & Human Capital Management Committee is or was formerly an officer or an employee of the Company or had any related person transaction required to be disclosed in which the Company was a participant during the last fiscal year. In addition, no executive officer of the Company serves on the Compensation & Human Capital Management Committee or board of directors of a company for which any of the Company’s directors serves as an executive officer.
ECOLAB PROXY STATEMENT 2024       31

Corporate Governance and Board Matters
RELATED PERSON TRANSACTIONS
The Governance Committee of the Board of Directors is responsible for reviewing, approving, or ratifying transactions and proposed transactions in excess of $120,000 with the Company’s executive officers or directors, including their immediate family members, or any greater than 5% stockholder known to us. Our practices and procedures for identifying transactions with related persons are located in the charter of the Governance Committee. The Governance Committee considers the related person’s relationship to the Company and interest in the transaction; the material facts of the transaction, including the proposed aggregate value of such transaction; the benefits to the Company of the proposed related-person transaction; if applicable, the availability of other sources of comparable products or services; an assessment of whether the proposed related person transaction is on terms that are comparable to the terms available to an unrelated third party or to employees; and such other factors and information as the Governance Committee may deem appropriate. The Governance Committee determined that there were no such transactions with related persons since the beginning of 2023, nor any currently anticipated transactions.
DIRECTOR COMPENSATION FOR 2023
During 2023, members of the Board of Directors who are not employees of the Company were entitled to receive the following compensation:
ADDITIONAL SUPPLEMENTAL RETAINERS FOR SELECT BOARD SERVICE ($)
Lead Director	35,000
Committee Chairs:
▪ Audit Committee	25,000
▪ Compensation & Human Capital Management Committee	20,000
▪ Finance Committee	20,000
▪ Governance Committee	20,000
▪ Safety, Health & Environment Committee	20,000
▪ Audit Committee Member	10,000

The base annual compensation of $300,000 per year, excluding committee retainers, is within the median range of our competitive market, as is the total equity compensation of $180,000 comprising a portion of such base. For director compensation, we define our competitive market as a peer group of 21 companies we use for compensation benchmarking and the median range as within 10% of the median for total annual director compensation. The companies comprising our peer group are the same as the executive compensation peer group and are set forth under the heading “Compensation Benchmarking” found under the Compensation Discussion and Analysis of this Proxy Statement at page 47.
All reasonable travel and other expenses incurred by directors on behalf of Ecolab were reimbursed.
Equity awards are granted to our non-employee directors under the 2001 Non-Employee Director Stock Option and Deferred Compensation Plan (the “2001 Plan”). Under the 2001 Plan, the aggregate grant date fair value of 2001 Plan awards denominated in shares that may be made to any non-employee director of the Company during any calendar year may not exceed $800,000, excluding such awards made at the election of a director to defer the receipt of cash compensation otherwise payable for services as a director.
Director stock option grants are granted on the date of the Annual Meeting of Stockholders and vest in 25% installments three, six, nine and twelve months, respectively, after the grant date. A director appointed after the annual meeting will receive a pro rata grant at the next annual meeting based on the number of days in service. Stock unit awards are credited to a director’s deferred stock unit account in 25% installments on a quarterly basis, are prorated for any director who serves for only part of a quarter, based on the number of days in service, and are paid in shares following cessation of Board service pursuant to the director’s distribution election for deferred stock units in the director’s deferral plan.
The 2001 Plan also permits non-employee directors to defer some or all of their cash retainers into accounts that provide for either interest at market rates or an investment in Company stock units, which include the right to dividend equivalents. Upon cessation of Board service, deferred amounts are paid in a lump sum or installments over a maximum of ten years as elected by the director, with payments from the interest-bearing account made in cash and payments from the stock unit account made in shares of our Common Stock.
32      ECOLAB PROXY STATEMENT 2024

Corporate Governance and Board Matters
STOCK RETENTION AND OWNERSHIP GUIDELINES

Our stock retention and ownership guidelines encourage our directors to accumulate a significant ownership stake in the Company so they are incentivized to maximize long-term stockholder returns. Our guidelines provide that our directors own Company stock with a market value of at least five times the annual retainer.

Until the stock ownership guideline is met, the director is expected to retain 100% of the net shares received from stock option exercises. Shares owned outright, legally or beneficially, by a director or his or her immediate family members residing in the same household and deferred stock units in the director’s deferral plan count towards meeting the guidelines. Unexercised stock options do not count towards the guidelines. Our directors may not pledge shares or enter into any risk hedging arrangements with respect to Company stock. Our directors are in compliance with our guidelines by either having achieved the ownership guideline or, if the guideline is not yet achieved, by retaining 100% of all after-tax profit shares from any stock option exercises.
DIRECTOR COMPENSATION TABLE
The following table summarizes the compensation that our non-employee directors received during 2023.
NAME	FEES EARNED OR PAID IN CASH(1) ($)	STOCK AWARDS(2) ($)	OPTION AWARDS(3) ($)	TOTAL ($)
Shari L. Ballard	126,593	125,000	58,952	310,545
Barbara J. Beck	140,000	125,000	58,952	323,952
Jeffrey M. Ettinger(4)	60,495	49,451	58,952	168,898
Eric M. Green(5)	120,000	125,000	82,115	327,115
Arthur J. Higgins	120,000	125,000	58,952	303,952
Michael Larson	140,000	125,000	58,952	323,952
David W. MacLennan	164,835	125,000	58,952	348,787
Tracy B. McKibben	130,000	125,000	58,952	313,952
Lionel L. Nowell III	139,890	125,000	58,952	323,842
Victoria J. Reich	135,110	125,000	58,952	319,062
Suzanne M. Vautrinot	150,000	125,000	58,952	333,952
John J. Zillmer	126,813	125,000	58,952	310,765

(1)
Represents annual retainer of $120,000 (or a pro rata portion thereof) earned during 2023, plus additional fees paid to the Lead Director, the respective Chairs of Board Committees, and the members of the Audit Committee; includes retainer and fees, if any, deferred at the election of directors pursuant to the 2001 Plan. The dollar amount of retainer and fees deferred by applicable directors during 2023 is as follows: Ms. Ballard, $126,593; Ms. Beck, $140,000; Mr. Green, $120,000; and Mr. Higgins, $120,000.

(2)
Represents the $125,000 (or a pro rata portion thereof) value credited to a deferred stock unit account in 25% installments on a quarterly basis under the 2001 Plan during 2023 by the Company and is the full grant date fair value of each stock unit award under FASB ASC Topic 718. The aggregate number of stock units held by each non-employee director is set forth under footnote (3) to the “Executive Officers and Directors” table in the Security Ownership section on page 35.

(3)
Represents the full grant date fair value of each stock option grant, computed in accordance with FASB ASC Topic 718. The value has been determined by application of the lattice (binomial)-pricing model, based upon the terms of the option grants. Director stock options granted in May 2023 have a ten-year contractual exercise term and vest 25% at the end of each three-month period following the date of grant. Key assumptions include the following risk-free rate of return, expected life of the option, expected stock price volatility, and expected dividend yield:

GRANT DATE	RISK FREE RATE	EXPECTED LIFE	EXPECTED VOLATILITY	EXPECTED DIVIDEND YIELD
05/04/2023	3.28%	6.10 years	22.33%	1.23%
ECOLAB PROXY STATEMENT 2024       33

Corporate Governance and Board Matters
As of December 31, 2023, none of the directors held any unvested stock units and the aggregate number of stock options held by each director named in the table above is as follows:
NAME	AGGREGATE NUMBER OF STOCK OPTIONS HELD
Ms. Ballard	7,182
Mr. MacLennan	13,765
Ms. Beck	10,465
Ms. McKibben	15,365
Mr. Ettinger	13,555
Mr. Nowell	7,182
NAME	AGGREGATE NUMBER OF STOCK OPTIONS HELD
Mr. Green	1,964
Ms. Reich	14,965
Mr. Higgins	14,965
Ms. Vautrinot	17,865
Mr. Larson	17,365
Mr. Zillmer	17,365

(4)
Mr. Ettinger resigned from the Board effective May 23, 2023. He received pro-rated compensation for 2023 and the option granted to him on May 4, 2023 was forfeited.

(5)
Mr. Green received an initial stock option grant on May 4, 2023 valued at $23,163 under FASB ASC Topic 718 to reflect his prorated service beginning in December 2022, as well as the regular annual director stock option grant in May 2023 valued at $58,952.

CHANGES EFFECTIVE IN 2024
The Committee reviews our compensation program for non-employee directors annually; however, it is our general practice to consider adjustments to our program changes less frequently than annually. Based upon the recommendation of the Compensation Committee’s independent consultant, Frederic W. Cook & Co., Inc. (“FW Cook”), we made the following changes effective as of January 1, 2024:
▪
Increased the annual cash retainer from $120,000 to $125,000;

▪
Increased the annual deferred stock unit award from $125,000 to $135,000; and

▪
Increased the supplemental retainer for the Lead Director from $35,000 to $40,000.

We retained all of the other components of our non-employee director compensation program, including the annual stock option grant with a grant date fair value of $55,000 and the retainers of the committee chairs and the Audit Committee members, without change. The changes to the annual retainer and stock unit awards increase total annual compensation from $300,000 per year to $315,000 per year, excluding committee retainers, which is within the median range of our competitive market as previously defined at page 32 of this Proxy Statement. Prior to these changes, the compensation amounts under the program were last changed effective as of January 1, 2022.
34      ECOLAB PROXY STATEMENT 2024

Security Ownership
EXECUTIVE OFFICERS AND DIRECTORS
In general, “beneficial ownership” includes those shares of our Common Stock which a director or executive officer has the power to vote or transfer, as well as stock options that are exercisable currently or within 60 days and stock underlying stock units that may be acquired within 60 days. On March 5, 2024, our current executive officers and directors beneficially owned, in the aggregate, 1,514,747 shares of Common Stock constituting approximately 0.5% of our shares outstanding. As required by SEC disclosure rules, “shares outstanding” for this purpose includes options exercisable within 60 days and stock underlying stock units that may be acquired within 60 days by such executive officers and directors. The detail of beneficial ownership is set forth in the following table.
NAME OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (#)	PERCENT OF CLASS
Named Executive Officers
Christophe Beck (Chairman and Chief Executive Officer)	417,884(1)(2)	*
Scott D. Kirkland (Chief Financial Officer)	59,488(1)(2)	*
Darrell R. Brown	145,992(1)(2)	*
Machiel Duijser	39,482(1)(2)	*
Lanesha T. Minnix	9,276(1)(2)	*
Directors
Judson B. Althoff	0(2)(3)	*
Shari L. Ballard	13,980(2)(3)	*
Barbara J. Beck	42,919(2)(3)	*
Eric M. Green	3,394(2)(3)	*
Arthur J. Higgins	40,161(2)(3)	*
Michael Larson	31,083(2)(3)(4)	*
David W. MacLennan	34,220(2)(3)(5)	*
Tracy B. McKibben	23,572(2)(3)	*
Lionel L. Nowell III	12,463(2)(3)	*
Victoria J. Reich	38,567(2)(3)	*
Suzanne M. Vautrinot	25,360(2)(3)	*
John J. Zillmer	59,910(2)(3)	*
Directors and Executive Officers as a Group (27 persons)	1,514,747(4)(5)	0.5%(4)(5)

*
Indicates beneficial ownership of less than 1% of our outstanding Common Stock.

(1)
Includes the following shares held by officers in the Ecolab Savings Plan and ESOP as of the last Plan report: Mr. Beck, 2,858; Mr. Kirkland, 2,517; Mr. Brown, 0; Ms. Minnix, 0; and Mr. Duijser, 0.

(2)
Includes the following shares which could be purchased under Company-granted stock options within 60 days from March 5, 2024, including, in the case of retirement-eligible officers, options vesting upon retirement from the Company: Mr. Beck, 355,220; Mr. Kirkland, 49,574; Mr. Brown, 120,643; Mr. Duijser, 30,038; and Ms. Minnix, 7,410; Mr. Althoff, 0; Ms. Ballard, 7,182; Ms. Beck, 10,465; Mr. Green, 1,964; Mr. Higgins, 14,965; Mr. Larson, 17,365; Mr. MacLennan, 13,765; Ms. McKibben, 15,365; Mr. Nowell, 7,182; Ms. Reich, 14,965; Ms. Vautrinot, 17,865; and Mr. Zillmer, 14,965.

ECOLAB PROXY STATEMENT 2024       35

Security Ownership
(3)
Includes the following interests in stock units under our 2001 Non-Employee Director Stock Option and Deferred Compensation Plan: Mr. Althoff, 0; Ms. Ballard, 6,798; Ms. Beck, 32,454; Mr. Green, 1,430; Mr. Higgins, 25,196; Mr. Larson, 9,228; Mr. MacLennan, 5,988; Ms. McKibben, 6,732; Mr. Nowell, 5,281; Ms. Reich, 22,602; Ms. Vautrinot, 7,495; and Mr. Zillmer, 14,657. The stock units are Common Stock equivalents which may not be voted or transferred. They are included in the table because in certain circumstances they will be paid in the form of Common Stock within 60 days after a director leaves the Board.

(4)
Mr. Larson is the Business Manager of Cascade Investment, L.L.C. (“Cascade”), an entity owned by William H. Gates III, and the chief investment officer for Mr. Gates. As the Business Manager of Cascade, Mr. Larson may be deemed to have shared voting and investment power with respect to 31,185,554 shares of Ecolab Common Stock held by Cascade, and as the chief investment officer for Mr. Gates, he may be deemed to have voting and investment power with respect to 5,218,044 shares of Ecolab Common Stock held by the Bill & Melinda Gates Foundation Trust (the “Trust”). Mr. Larson disclaims beneficial ownership of any shares held by Cascade or the Trust.

(5)
Beneficial ownership includes 4,209 shares of Mr. MacLennan held in trusts over which Mr. MacLennan or an immediate family member have voting authority and/or power of disposition; 20,218 shares held for executive officers in Company-sponsored employee benefit plans as of the last plan reports; and 1,251,796 shares to which these persons have the right to acquire beneficial ownership within 60 days of March 5, 2024, including, in the case of retirement-eligible officers, options vesting upon retirement from the Company.

CERTAIN BENEFICIAL OWNERS
The following table sets forth information as to each person or entity that has reported to the Securities and Exchange Commission (“SEC”) or has advised us that they are a “beneficial owner,” as defined by the SEC’s rules and regulations, of more than 5% of our outstanding Common Stock.
NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (#)	PERCENT OF CLASS(1)
William H. Gates III 2365 Carillon Point Kirkland, WA 98033	36,403,598(2)	12.73%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	23,181,648(3)	8.11%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	21,715,848(4)	7.60%

(1)
The percent of class is based on the number of voting shares outstanding as of March 5, 2024.

(2)
This information is based on Amendment No. 7 to the Schedule 13D filed jointly with the SEC on August 22, 2022 by Cascade Investment, L.L.C., which we refer to as Cascade, William H. Gates III, whom we refer to as Mr. Gates, and the Bill and Melinda Gates Foundation Trust, which we refer to as the Trust, the most recent Form 4 relating to Mr. Gates filed with the SEC on August 23, 2022, and the most recent Form 13F relating to the Trust filed with the SEC on February 14, 2024. According to these filings, Mr. Gates has sole power to vote or direct the vote, and to dispose or to direct the disposition, of 31,185,554 shares of Ecolab Common Stock beneficially owned by Cascade, as the sole member of such entity. Additionally, Mr. Gates shares the power to vote or direct the vote, and to dispose or to direct the disposition of, 5,218,044 shares of Ecolab Common Stock beneficially owned by the Trust.

(3)
This information is based on Amendment No. 11 to the Schedule 13G filed on February 13, 2024 by The Vanguard Group, Inc., which we refer to as Vanguard. Vanguard reports that, as of December 29, 2023, they have sole power to vote or direct the vote of 0 shares, shared power to vote or direct the vote of 326,722 shares, sole power to dispose or to direct the disposition of 22,133,720 shares and shared power to dispose or direct the disposition of 1,047,928 shares of Ecolab Common Stock.

(4)
This information is based on Amendment No. 9 to the Schedule 13G filed on January 26, 2024 by BlackRock, Inc. (“BlackRock”). BlackRock reports that, as of December 31, 2023, they have sole power to vote or direct the vote of 19,261,689 shares, shared power to vote or direct the vote of 0 shares, sole power to dispose or to direct the disposition of 21,715,848 shares and shared power to dispose or direct the disposition of 0 shares of Ecolab Common Stock.

36      ECOLAB PROXY STATEMENT 2024

Executive Leadership

CHRISTOPHE BECK Chairman & Chief Executive Officer NEO	SCOTT D. KIRKLAND Chief Financial Officer NEO	DARRELL R. BROWN President & Chief Operating Officer NEO	MIKE DUIJSER EVP & Chief Supply Chain Officer NEO	LANESHA T. MINNIX EVP, General Counsel & Secretary NEO

NICHOLAS ALFANO EVP & President, Global Industrial Group	DR. LARRY BERGER EVP & Chief Technical Officer	JENNIFER BRADWAY SVP & Corporate Controller	ANGELA BUSCH EVP, Corporate Strategy & Business Development	GREG COOK EVP & President, Institutional Group
SAM DE BOO EVP & President, Global Markets	NICOLAS A. GRANUCCI EVP & President, Global Pest	LAURIE M. MARSH EVP, Human Resources	GAIL PETERSON EVP, Global Marketing & Communications	GERGELY (GG) SVED EVP & President, Global Healthcare & Life Sciences
ECOLAB PROXY STATEMENT 2024       37

Executive Compensation
PROPOSAL 2 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
The Board of Directors recommends that you vote FOR approval of the compensation of Ecolab’s named executive officers as described in the Compensation Discussion and Analysis and the compensation tables pursuant to the compensation disclosure rules of the SEC.

At the 2023 Annual Meeting, we provided our stockholders with an advisory vote regarding how frequently the Company will conduct future stockholder advisory votes to approve the compensation of our named executive officers. More than 98% of the total votes cast voted in favor of an annual vote, consistent with the recommendation of the Board. Based on these results, the Board has determined to continue to hold an advisory vote on the compensation of our named executive officers on an annual basis.
Our compensation programs encourage executive decision-making that is aligned with the long-term interests of our stockholders.	We tie a significant portion of pay to Company performance over a multi-year period.
As discussed in the Compensation Discussion and Analysis contained in this Proxy Statement, we believe that our executive compensation program for 2023 was reasonable and appropriate, with payout results justified by the performance of the Company. Our compensation program is the result of a carefully considered approach, including input and advice from the Compensation & Human Capital Management Committee’s independent compensation consultant and input of stockholders through the Company’s stockholder engagement efforts.
The Company is presenting this proposal pursuant to Section 14A of the Exchange Act, which gives you as a stockholder the opportunity to endorse or not endorse our executive pay program through an advisory vote for or against the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables, and the related disclosure contained in the Proxy Statement.”
The Board of Directors encourages stockholders to approve the compensation program for our named executive officers by voting FOR the above resolution. Because your vote is advisory, it will not be binding upon the Board of Directors. However, as it has done historically, the Compensation & Human Capital Management Committee will take into account the outcome of the vote when considering future executive compensation arrangements. Our next advisory vote on the compensation program for our named executive officers will occur at our 2025 Annual Meeting.

The Board of Directors recommends that you vote FOR approval of the compensation of Ecolab’s named executive officers as described in the Compensation Discussion and Analysis and the compensation tables pursuant to the compensation disclosure rules of the SEC.
Proxies solicited by our Board of Directors will be voted FOR approval of the proposal unless otherwise specified.

38      ECOLAB PROXY STATEMENT 2024

Executive Compensation
COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE REPORT
The Compensation & Human Capital Management Committee has reviewed and discussed the following Compensation Discussion and Analysis of the Company with management. Based on their review and discussion, the Compensation & Human Capital Management Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the Compensation Discussion and Analysis in both the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and the Company’s Proxy Statement for the Annual Meeting of Stockholders to be held May 2, 2024.
THE COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE
Barbara J. Beck (Chair)	Eric M. Green	Arthur J. Higgins	John J. Zillmer
Dated: February 21, 2024
ECOLAB PROXY STATEMENT 2024       39

Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) provides information about the principles underlying our executive compensation program and the key executive compensation decisions that were made for the fiscal year ended December 31, 2023 (“2023”). This CD&A is intended to provide additional context and background for the compensation earned by and awarded to the following named executive officers (“NEOs”) for 2023 as reported in the “Summary Compensation Table” which follows this discussion:
NAME	POSITION
Christophe Beck	Chairman and Chief Executive Officer
Scott D. Kirkland	Chief Financial Officer
Darrell R. Brown	President and Chief Operating Officer
Machiel Duijser	Executive Vice President and Chief Supply Chain Officer
Lanesha T. Minnix	Executive Vice President, General Counsel and Secretary*

*
As previously announced, Ms. Minnix rendered her resignation as Executive Vice President, General Counsel and Secretary. She will continue in her role until her departure on April 1, 2024.

EXECUTIVE SUMMARY
Business Environment
OUR 2023 BUSINESS PERFORMANCE HIGHLIGHTS*
Reported Sales Growth	Organic Sales Growth	Reported OI Margin Expansion	Organic OI Margin Expansion	Reported Diluted EPS Growth	Adjusted Diluted EPS Growth
8%	9%	200 bps	140 bps	26%	16%

*
Non-GAAP financial measures are described in our 10-K for fiscal year 2023: Organic Sales Growth, page 31; Organic OI Margin Expansion, page 34; Adjusted Diluted EPS Growth, page 36.

In 2023, Ecolab delivered very strong performance despite continued soft macro demand. Organic sales grew 9% and organic operating income margin expanded by 140 basis points, resulting in 16% growth in adjusted diluted earnings per share (hereinafter “adjusted EPS” or “adjusted diluted EPS”). These achievements are the result of the work done over the last few years to strengthen Ecolab’s key long-term growth drivers, enabling the Company to grow fast and drive performance while making a positive impact.
40      ECOLAB PROXY STATEMENT 2024

Executive Compensation
Incentive Compensation Highlights
The Company’s compensation programs enable us to attract and retain the leadership talent that is necessary to successfully manage our strong earnings growth and return on invested capital objectives, while balancing essential investment in the businesses in order to achieve attractive, long-term shareholder returns.
As a result of our 2023 performance, payouts under our MIP versus our pre-established performance goals were achieved at 200% of target for corporate performance (adjusted EPS), and 160% of target for the enterprise goal (which includes both adjusted EPS and the commercial average components), as illustrated below. The Growth & Impact modifier was achieved at 6%.
Adjusted Diluted EPS is a non-GAAP financial measure that is described on page 50 under “Program Elements — Annual Cash Incentives.”
Commercial Average is a component of the Enterprise Goal, which also includes an adjusted EPS component. The Enterprise Goal was achieved at 160% and is described in more detail on page 50 under “Program Elements — Annual Cash Incentives.”
ECOLAB PROXY STATEMENT 2024       41

Executive Compensation
Performance under our 2021-2023 performance-based restricted stock unit grant cycle exceeded our pre-established adjusted ROIC performance goal and payout of shares was capped at 100% of target, as illustrated below:
Adjusted ROIC is a non-GAAP financial measure that is described on page 54 under “Program Elements — Long-Term Equity Incentives — Payout of 2021-2023 PBRSUs.”
Compensation of Our Chief Executive Officer
In connection with Mr. Beck’s appointment as Chief Executive Officer effective January 1, 2021, the Compensation & Human Capital Management Committee initially positioned Mr. Beck’s total direct compensation (“TDC”) below the market median range, with the intent to gradually increase towards median over the following years, subject to Mr. Beck’s performance. Accordingly, 2023 TDC for our CEO represents a 20% increase over 2022 but remains 6% below the market median, reflecting the Company’s approach to increase toward the median over a three to four year period. The following reflects each component of Mr. Beck’s TDC for 2023, as well as his aggregate target TDC for 2021, 2022 and 2023 and the relation of his target TDC to market median:
42      ECOLAB PROXY STATEMENT 2024

Executive Compensation
In addition to reviewing TDC, the Compensation & Human Capital Management Committee annually evaluates how total cash compensation paid aligns with the Company’s size and performance relative to the Company’s peer group, which is described in more detail under “Compensation Philosophy and Process — Compensation Benchmarking” below. For purposes of this analysis, composite size and performance is calculated based on various measures of company size, profitability, growth, and total shareholder return. Total cash compensation paid represents the sum of actual base salary and annual cash incentive paid to our CEO for each fiscal year. The chart below illustrates how total cash compensation paid to our CEO has been conservative relative to the Company’s size and performance over the last three years.

3-YEAR CEO PAY-VERSUS-PERFORMANCE LOOK-BACK ANALYSIS — TOTAL ANNUAL COMPENSATION
60%
50%
40%
30%
20%
10%
0%
Composite Percent Rank
37%
26%
27%
30%
(Baker) 0%
(Beck) 3%
(Beck) 0%
1%
2020
2021
2022
3-Yr. Avg.
Year
Shaded region represents +/- 10% performance band
Composite Size and Performance
CEO Pay

ECOLAB PROXY STATEMENT 2024       43

Executive Compensation
Compensation Practices
WHAT WE DO	WHAT WE DON’T DO

▪
We pay annual cash compensation to the NEOs that is conservative for our composite size and performance over the last five years relative to our peer group

▪
We grant long-term equity incentives at levels informed by market, including our peer group and other companies directly competing for our talent, using a portfolio of stock options and PBRSUs

▪
We provide an appropriate balance of short- and long-term compensation, with payouts based on our achievement of certain financial metrics and specific business objectives

▪
Our PBRSUs vest based on average annual adjusted ROIC (or organic ROIC, commencing with 2023 awards) goals over a three-year performance period

▪
We maintain maximum payout caps for annual cash incentives and long-term performance awards

▪
We have a robust stock ownership policy for officers

▪
We maintain clawback policies that go beyond minimum NYSE listing standard requirements

▪
We solicit annual “say-on-pay” stockholder votes

▪
We don’t have excessive perquisites for any of our NEOs

▪
Our compensation programs don’t encourage excessive risk-taking

▪
Our Insider Trading Policy prohibits certain short-term or speculative transactions by insiders in Company securities

▪
We don’t permit hedging or pledging of Company stock

▪
We don’t offer “single trigger” change in control benefits

▪
We don’t provide change-in-control tax gross-ups

▪
We don’t individually negotiate employment agreements with our NEOs

Say-on-Pay Results and Stockholder Outreach
At the 2023 Annual Meeting, the advisory vote on the compensation of our NEOs was approved with the support of just over 67% of the total votes cast, reflecting a decrease in the support demonstrated in prior years. Although the advisory vote received the support of well over a majority of the votes cast, the Compensation & Human Capital Management Committee, the full Board, and management were disappointed with this decline in support and took the voting outcome seriously.
After publishing our 2023 Proxy and before the 2023 Annual Meeting, we commenced a targeted shareholder outreach campaign to better understand our stockholder’s perspectives on our compensation program. We continued these efforts after the 2023 Annual Meeting. Throughout the spring outreach and late summer/fall outreach, we contacted stockholders holding approximately 53% of our shares and held meetings with stockholders holding approximately 48% of our shares. Our Lead Independent Director or the Chair of our Compensation & Human Capital Management Committee attended several of these meetings, having conversations with stockholders representing almost 36% of our shares. While stockholders generally supported the overall structure of our compensation program, we received some constructive feedback relating to the design of certain elements of our compensation program. We listened and have implemented program changes, where the Compensation & Human Capital Management Committee determined appropriate, to address this feedback.
INVESTORS CONTACTED	DISCUSSIONS HELD
29 INVESTORS	21 INVESTORS
Representing 53% Outstanding Shares	Representing 48% Outstanding Shares
44      ECOLAB PROXY STATEMENT 2024

Executive Compensation
WHAT WE HEARD	HOW WE RESPONDED

Long-Term Incentives
▪
All of the stockholders who engaged with us asked about the composition of the equity awards granted to our NEOs. Some stockholders expressed a preference to shift the historical weighting of stock options and PBRSUs (50% each) towards a higher weighting of PBRSUs, to place a stronger emphasis on the performance goals underlying these awards.

▪
While stockholders generally demonstrated support for the use of an ROIC metric, a few stockholders expressed a preference for using multiple performance measures for PBRSUs, rather than the single performance measure used historically (Adjusted ROIC).

▪
Some stockholders indicated that the Company’s historical achievement of the Adjusted ROIC metric applicable to the PBRSUs, as compared to Company performance, suggested that there may be value in incorporating reasonable “stretch” performance goals, with upside for executives who exceed the target goals, in order to drive performance.

▪
Some of our stockholders asked about the rationale for specific larger, special equity awards. Most of these stockholders agreed that such grants, including time-based grants, can be appropriate under the right circumstances, but indicated that they would like more information to enable them to assess the reasonableness of specific grants.

Long-Term Incentives
▪
In response to feedback, the Compensation & Human Capital Management Committee revised the design of the equity awards granted in December as follows:

▪
Increased the relative weighting of PBRSUs to 60% of each NEO’s target equity award opportunity, with stock options making up the remainder.

▪
Shifted from a 3-year average Adjusted ROIC metric for the PBRSUs to a 3-year average Organic ROIC metric, which excludes the impact of acquisitions and certain other adjustments as described starting on page 53 under “Long-Term Equity Incentives” during the performance period. This metric aligns the ROIC calculation with the industry standard. Target Average Organic ROIC goals for the three-year performance period were set at levels that would require significant year-over-year organic growth and focus our management team on our long-term fundamentals.

▪
Added a relative total shareholder return (“TSR”). modifier to the PBRSUs, which may increase or reduce the payout percentage based on our 3-year TSR compared to the S&P 500. If our relative TSR performance is in the 80th percentile or higher, the payout percentage will be increased by 10% and if relative TSR performance is in the 20th percentile or lower, the payout percentage will be decreased by 10%. No modification occurs for relative TSR performance between these percentiles.

▪
Added stretch goals to the PBRSU program, allowing for above-target payouts for overperformance, with payouts ranging from 40% for threshold performance to 200% for maximum performance. The payout opportunity for the 2023 PBRSUs is capped at 200% of target, inclusive of the new relative TSR modifier.

▪
We believe that our current compensation program provides competitive pay, but we recognize that special equity awards can be a meaningful tool to attract and retain key employees. We enhanced our disclosure about the special equity award made in 2023 to an NEO.

Annual Cash Incentives
▪
Numerous stockholders that we spoke with commented that they would like the MIP to include metrics that reflect the achievement of sustainability goals and progress toward our aspirations for creating a diverse, equitable and inclusive workplace for all our associates.

Annual Cash Incentives
▪
The Compensation & Human Capital Management Committee incorporated a new Growth & Impact modifier into the 2023 MIP that adjusts an executive officer’s payout percentage based on the Company’s achievement of reductions in water intensity across our operations and demonstrated progress toward our aspirations for a more diverse, equitable and inclusive workplace. The assessment of performance for the Growth & Impact modifier is made for all officers in the aggregate. The MIP payout is increased by 3%, 6%, or 10%, or reduced by 10% based on achievement of year-over-year progress in these areas as determined by the Compensation & Human Capital Management Committee. Although the modifier may result in an increase in the payout percentage otherwise achieved under the annual incentive plan, in no event will payouts exceed 200% of target.

ECOLAB PROXY STATEMENT 2024       45

Executive Compensation
COMPENSATION PHILOSOPHY AND PROCESS
Our Compensation Philosophy
Ecolab’s executive compensation program is designed to:
Support our corporate vision and long-term financial objectives	Communicate the importance of business results	Retain and motivate executives important to our success	Reward executives for contributions at a level reflecting our performance
Our program as a whole, as well as each element, is designed to be market-competitive in order to attract, motivate, and retain our executives in a manner that is in the best interests of our stockholders. The program is further designed to:
▪
reinforce and complement ethical and sustainable management practices,

▪
promote sound risk management, and

▪
align management interests (such as sustainable long-term growth) with those of our stockholders.

Our philosophy is to position base salary, annual cash incentives, and long-term equity incentives in the median range of our competitive market, adjusted for the Company’s size. We also design annual cash incentives such that they pay out at a level commensurate with the Company’s performance based on adjusted EPS compared to EPS growth in the Standard & Poor’s 500 (“S&P 500”), with lower than median compensation for lower than competitive market performance and higher than median compensation for higher than competitive market performance. This approach provides motivation to executives without incentivizing inappropriate risk-taking to achieve payouts, as we believe that the Company’s prospects for growth are generally at least as favorable as the average of the S&P 500. As described above, TDC opportunity for our CEO was positioned 6% below market median. All our other NEOs were positioned in the market median range, other than Mr. Duijser whose compensation is above market median as described in more detail on page 53.
Roles & Responsibilities in the Compensation Process
The Compensation & Human Capital Management Committee oversees the design and administration of our executive compensation program as discussed in the Corporate Governance section of this Proxy Statement. The Compensation & Human Capital Management Committee is advised by an independent compensation consultant, FW Cook.
As requested from time to time, FW Cook:
▪
provides the Compensation & Human Capital Management Committee with market data regarding various components of executive and director compensation,

▪
reviews the methodology on which compensation is based and designed, and

▪
informs the Compensation & Human Capital Management Committee of market trends in executive and director compensation.

FW Cook performs no services for us other than those performed on behalf of the Compensation & Human Capital Management Committee. The Compensation & Human Capital Management Committee has considered the independence of FW Cook in light of SEC rules and NYSE listing standards. In connection with this process, the Compensation & Human Capital Management Committee has concluded that the work performed by FW Cook and its senior advisor involved in the engagement did not raise any conflict of interest.
For our NEOs, the Compensation & Human Capital Management Committee reviewed and approved all elements of 2023 compensation, taking into consideration recommendations from our CEO (other than with respect to his own compensation), as well as competitive market guidance and feedback provided by FW Cook, information from our human resources staff regarding individual performance, time in position, and internal pay comparisons. With respect to our CEO, the Compensation & Human Capital Management Committee also took into consideration the Board’s performance assessment of the CEO. Recommendations with respect to the compensation of our CEO are not shared with our CEO until approved by the Compensation & Human Capital Management Committee.
The Committee may form and delegate authority to subcommittees as it deems appropriate. To the extent permitted by applicable law, the Committee may also delegate to one or more executive officers of the Company the authority, within guidelines established by the Committee, to approve equity compensation awards under established equity compensation plans of the Company to employees other than those subject to Section 16 of the Exchange Act and other officers of the Company. The Committee may also delegate any non-discretionary administrative authority under Company compensation and benefit plans consistent with any limitations specified in the applicable plans.
46      ECOLAB PROXY STATEMENT 2024

Executive Compensation
Compensation Benchmarking
For benchmarking purposes, we define our competitive market for compensation data to be a simple average of median compensation from a 21-company peer group and size-adjusted median general industry data from third-party surveys in which we participate.
The peer group and benchmarking methodology is approved by the Compensation & Human Capital Management Committee in the spring of each year based on input from FW Cook and management. FW Cook presents an objective selection methodology as follows:
1	Focus on companies in the S&P 500 Materials, Industrials, Life Sciences, or Consumer Staples sectors	2	Screen for companies with annual revenues of 1∕4 to 4x the annual revenues of our Company
3	Further screen for companies within a reasonable size range in various other measures, such as: ▪ revenue ▪ EBITDA ▪ total assets ▪ total equity ▪ total employees ▪ market capitalization	4
Identify companies that meet several other criteria, such as:
▪
significant international operations

▪
including Ecolab as a compensation benchmarking peer

▪
business-to-business focus

▪
not highly cyclical

Following this review process in 2023, the Compensation & Human Capital Management Committee approved the following 21-company peer group for 2023.
Peer Group	3M Co.	Dover Corp.	Illinois Tool Works Inc.
	Agilent Technologies, Inc.	Dow Inc.	Linde plc
	Air Products and Chemicals Inc.	DuPont de Nemours Inc.	PPG Industries Inc.
	Celanese Corp.	Eastman Chemical Co.	Republic Services Inc.
	Cintas Corp.	Eaton Corporation plc	Sherwin-Williams Co.
	Clorox Co.	Emerson Electric Co.	Thermo Fisher Scientific Inc.
	Danaher Corp.	Honeywell International, Inc.	Waste Management Inc.
New in 2023: added companies in the life sciences and digital technologies industries, reflecting the shift in the business mix of the Company.	Removed in 2023: General Mills Inc., LyondellBasell Industries NV, and Roper Technologies Inc
The chart below summarizes our Company’s percentile ranking versus this group for 2023 based on the above selection criteria:
All financial and market data are taken from Standard & Poor’s Capital IQ.
ECOLAB PROXY STATEMENT 2024       47

Executive Compensation
The third‐party general industry surveys used during 2023 were from:
▪
Aon Radford

▪
The 2022 Aon Radford U.S. Survey includes over 300 organizations that range in revenue from approximately $1 million to $158 billion.

▪
Willis Towers Watson

▪
The 2022 Willis Towers Watson General Industry Executive Compensation Survey includes 780 organizations that range in revenue from $649 million to over $31 billion.

▪
The 2023 Willis Towers Watson General Industry Executive Compensation Survey has over 800 participants which range in revenue from $647 million to over $33 billion.

▪
FW Cook

▪
The 2023 FW Cook Executive Compensation Survey has over 190 participants which range in revenue from approximately $328 million to over $276 billion.

APPROACH TO 2023 COMPENSATION BENCHMARKING

For benchmarking 2023 base salary and target annual cash incentives, we used the average of size-adjusted median compensation data from the 2022 Aon Radford survey and 2022 Willis Towers Watson survey, as well as median compensation data from the peer group.

For benchmarking 2023 long-term incentives, we used the average of size-adjusted median compensation data from the 2023 Willis Towers Watson survey and the 2023 FW Cook survey, as well as median compensation data from the peer group.

PROGRAM ELEMENTS
The principal elements of our executive compensation programs for 2023 are illustrated below:
COMPENSATION COMPONENT			BASIC DESIGN	PURPOSE
FIXED	BASE SALARY		▪ Calibrated with the median range of the size-adjusted competitive market	▪ Designed to provide a base wage not subject to Company performance risk ▪ Recognizes individual experiences, skills, and sustained performance
AT RISK	ANNUAL CASH INCENTIVE
▪
Actual pay varies between 0% and 200% of target

▪
Uses adjusted EPS and, for Messrs. Brown and Duijser, uses enterprise goals, and for all NEOs other than CEO, individual goals

▪
Subject to Growth & Impact modifier, up to the annual cash incentive cap of 200%

▪ Incentivizes the accomplishment of annual corporate, business, and individual goals, and Impact aspirations ▪ EPS and enterprise goals reflect the performance of all of our businesses
	LONG-TERM EQUITY INCENTIVES	Stock Options	▪ Represents 40% of annual long-term incentive award opportunity ▪ Vests 1/3 per year starting on the 1st anniversary of grant date	▪ Aligns pay to performance by linking value to stock price appreciation and shareholder value creation; value of the award is driven by share price appreciation following the grant date
PBRSUs
▪
Represents 60% of annual long-term incentive award opportunity

▪
Performance measured on 3-year average organic ROIC, subject to a relative TSR modifier

▪
Actual payout ranges from 0% to 200% of target

▪ Aligns a portion of equity compensation to a longer-term strategic financial goal coupled with a relative stock price performance measure
OTHER	CHANGE IN CONTROL SEVERANCE COMPENSATION POLICY
▪
Double trigger

▪
Severance is 2x the sum of base salary and target annual incentive, pro rata actual annual bonus in year of termination, outplacement, and continued medical and dental for up to 18 months

▪ Applies to all elected officers ▪ Promotes continuity, impartiality, and objectivity in the event of a change in control to enhance stockholder value
48      ECOLAB PROXY STATEMENT 2024

Executive Compensation
To align pay levels for NEOs with the Company’s performance, our pay mix places the greatest emphasis on performance-based incentives. As summarized below, 89% of our CEO’s target TDC and 79% of the average target TDC (which excludes any special equity awards) of the remaining NEOs other than our CEO is performance-based. The higher emphasis on performance-based compensation for the CEO is designed to reward him for driving company performance and creating long-term shareholder value given his position and responsibilities in the Company.
Target compensation mix does not include any grants of special long-term equity incentives. For more information on our compensation philosophy and process, see page 46.
Base Salaries
With limited exceptions, such as promotions and executive transitions, the Compensation & Human Capital Management Committee reviews base salaries for our NEOs and other executives annually in February to be effective in April of the current fiscal year, and adjustments are based on:
▪
changes in our competitive market,

▪
changes in scope of responsibility,

▪
individual performance, and

▪
time in position.

Our philosophy is to pay base salaries that are within the median range of our size-adjusted competitive market. When an executive officer is new to his or her position, his or her initial base salary will typically be at the low end of the median range, but with strong performance, his or her base salary will be increased over a number of years to arrive at the median. Accordingly, the base salary for our CEO has gradually been increased to the market median range following his appointment as CEO effective January 1, 2021. The base salary levels were within the median range for all of our NEOs. Except as explained above for our CEO, whose increase reflects phased-in adjustments to bring his salary to market median, the merit increases for our other NEOs were in line with the principles and metrics used to deliver the Company’s U.S. salary increases broadly.
The 2023 annualized base salary rates in effect for our NEOs before and after increases are summarized below:
NAME	BEGINNING ANNUALIZED BASE SALARY RATE ($)	ANNUALIZED BASE SALARY RATE FOLLOWING 2023 ANNUAL ADJUSTMENT ($)	INCREASE PERCENTAGE
Christophe Beck	1,075,000	1,300,000	20.9%
Scott D. Kirkland	750,000	800,000	6.7%
Darrell R. Brown	750,000	800,000	6.7%
Machiel Duijser	585,000	625,000	6.8%
Lanesha T. Minnix	615,000	650,000	5.7%
ECOLAB PROXY STATEMENT 2024       49

Executive Compensation
Annual Cash Incentives
The Company maintains an annual cash incentive program for executives referred to as the Management Incentive Plan, or MIP. The Compensation & Human Capital Management Committee establishes goals under the MIP at its February meeting. In February 2024, the Compensation & Human Capital Management Committee reviewed the performance of the NEOs and other executives to determine the 2023 MIP award payments earned in 2023 (which were paid in March 2024).
TARGET AWARD OPPORTUNITIES
Under the MIP, we establish annual target award opportunities expressed as a percentage of base salary paid during the year. Our annual cash incentive targets are generally set within the median range relative to our competitive market for each position, and the annual cash incentive plan is structured so that lower performance results in below-market payouts and superior performance drives payouts above the median range. No changes were made to the 2023 target award opportunities for the NEOs, which are set forth below:
NAME	MIP TARGET AWARD (% OF BASE SALARY)	MIP TARGET AWARD ($)
Christophe Beck	150%	1,865,625
Scott D. Kirkland	100%	787,500
Darrell R. Brown	100%	787,500
Machiel Duijser	75%	461,250
Lanesha T. Minnix	85%	545,063
OVERVIEW OF PERFORMANCE MEASURES
Under the MIP, we use a mix of overall corporate performance, business unit performance, individual performance and impact measures to foster cross-divisional cooperation and to assure that executives have a reasonable measure of control over the factors that affect their awards. This performance measure mix varies by executive position. Payout opportunities range from 0% to 200% of each NEO’s target award opportunity.
▪
ADJUSTED EPS: As in prior years, the primary measure of overall corporate performance under the 2023 MIP was adjusted EPS (or “adjusted diluted EPS”). We believe that adjusted diluted EPS is a better measure of the Company’s underlying business performance than reported diluted EPS because it provides greater transparency with respect to our results of operations, which is more useful for period-to-period comparison of results. We also use adjusted EPS internally in making financial and operational decisions and evaluating our performance. In addition, a total company measure of performance such as adjusted EPS is used as one of the performance measures with respect to our NEOs who manage particular business units because it reinforces our Circle the Customer — Circle the Globe strategy and fosters cross-divisional cooperation.

▪
ENTERPRISE GOAL: For NEOs such as Messrs. Brown and Duijser, whose roles have a significant impact on the performance of all of the Company’s businesses, and a direct impact on the Company’s ability to meet business sales and operating income targets, the 2023 MIP also is based on an enterprise performance goal. This goal is intended to incentivize and reward the NEOs based on the financial performance of Ecolab’s various businesses and overall Ecolab performance. 60% is comprised of a commercial average payout, which represents the aggregate of the payouts for the achievement of business unit sales and/or operating income goals to all employees in the commercial organization over the aggregate of the business unit payouts at target. The remaining 40% of such bonuses are earned based on the Company-wide adjusted EPS, which reflects Ecolab’s overall business performance.

▪
INDIVIDUAL GOALS: We utilize strategic corporate initiatives and goals, as detailed beginning on page 52, which may include human capital and sustainability indicators such as safety and environment, as a part of the individual performance measures to promote sustained company success.

▪
GROWTH & IMPACT MODIFIER: New for 2023 and in response to stockholder feedback, the Compensation & Human Capital Management Committee added a Growth & Impact modifier to the 2023 MIP for officers. The modifier is based on reducing water intensity across our operations and demonstrating progress toward our aspirations for a more diverse, equitable and inclusive workplace. This modifier recognizes that delivering a net positive impact for our associates, in our operations and for our customers, drives performance and innovation, and enables fast growth. The Compensation & Human

50      ECOLAB PROXY STATEMENT 2024

Executive Compensation
Capital Management Committee determined to include this new goal in our annual incentive plan to measure annual progress and ensure continuous progress is made against these important objectives.
PERFORMANCE MEASURES AND ACHIEVEMENT — ADJUSTED EPS
In establishing the adjusted EPS goal for 2023, we took into consideration our prior year results, overall economic and market trends, other large companies’ performance expectations, and our anticipated business opportunities, investment requirements, and the competitive situation. The minimum adjusted EPS level was set at $4.40, slightly below our actual adjusted EPS of $4.49 for 2022; however, the target opportunity was set at a level requiring 4% growth and the maximum opportunity at a level requiring 14% growth. For 2023, the adjusted EPS goals were as follows:
PERCENTAGE OF THE TARGET AWARD OPPORTUNITY	ADJUSTED EPS ($)
40% (Minimum Level)	4.40
100% (Target Level)	4.67
140% (140% Level)	4.85
200% (Maximum Level)	≥5.12
Payouts for results between performance levels are interpolated on a straight-line basis. Actual 2023 adjusted EPS of $5.21 was above the maximum level resulting in 200% payout with respect to this performance goal.
For purposes of the adjusted EPS performance measure used in the MIP, a reconciliation of 2023 diluted EPS as reported to 2023 adjusted diluted EPS is summarized below:
2023 reported diluted EPS	$4.79
Adjustments:
Special (gains) and charges, after tax	0.38
Discrete tax net (benefit) expense	0.04
Adjusted diluted EPS	$5.21
Note: Per-share amounts do not necessarily sum due to rounding. Additional information regarding the composition of the adjustments identified in the table above is contained on pages 32 to 36 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
PERFORMANCE MEASURES AND ACHIEVEMENT — GROWTH & IMPACT MODIFIER
In assessing the achievement of the Growth & Impact modifier for 2023, we considered the necessary steps to achieve our 2030 aspirations for reducing water use intensity across our operations and supporting our diverse, equitable and inclusive workplace. This modifier recognizes that delivering a net positive impact for our associates, in our operations and for our customers, drives performance and innovation, and enables fast growth. The MIP payout is increased by 3%, 6%, or 10%, or reduced by 10%, based on achievement of year-over-year progress in these areas as determined by the Compensation & Human Capital Management Committee.
For 2023, the Compensation & Human Capital Management Committee determined that the Growth & Impact modifier should increase the MIP payout by 6% for NEOs, up to a cap of 200% payout under the MIP. This payout level is aligned to exceeding the target set for reduction in water intensity across our operations and the assessment that performance towards Ecolab’s aspirations for a diverse, equitable and inclusive workplace demonstrated year-over-year improvement in some, but not all areas. The assessment of performance for the Growth & Impact modifier is made for all officers in the aggregate, and not on an individual basis. Performance indicators may be adjusted for acquisitions and divestitures that have a material impact. The water impact target was adjusted by the Compensation & Human Capital Management Committee for the Purolite acquisition.
PERFORMANCE MEASURES AND ACHIEVEMENT — ENTERPRISE GOAL
30% of Mr. Brown’s and 35% of Mr. Duijser’s 2023 MIP annual cash incentive is based on the performance of our enterprise goal. Mr. Brown’s and Mr. Duijser’s roles have a significant impact on the performance of all of the Company’s businesses, and direct impact on the Company’s ability to meet business sales and operating income targets. The enterprise performance goal is intended to incentivize and reward these NEOs based on the financial performance of Ecolab’s various businesses and overall Company performance.
Performance of the Enterprise Goal is measured 60% on the commercial average payout which is calculated by dividing the sum of all annual cash incentives earned by all employees in the commercial organization by the total target annual cash incentives for such employees. The resulting average reflects the aggregate commercial performance based on the aggregate payouts for the achievement of business unit sales and/or operating income goals. 40% of the Enterprise Goal is measured
ECOLAB PROXY STATEMENT 2024       51

Executive Compensation
on Company-wide adjusted EPS, which reflects Ecolab’s overall business performance. Because this measure includes aggregate performance across all business units, there is no threshold payout level; however, the maximum payout of 200% of target continues to apply.
The commercial average performance was measured at 134%, and EPS was achieved at 200%, resulting in an enterprise goal payout of 160%.
Payouts to employees outside of the United States were converted to US$ at fixed currency rates of foreign exchange. Business unit performance plan results may be adjusted for special gains and charges, as well as certain other exceptional items, such as the results of certain businesses acquired during the year and certain strategic initiatives not contemplated by the annual business plan, and these adjustments are included in determining the average payouts of the business unit performance plans. We include within special gains and charges items that we believe can significantly affect the period-over-period assessment of operating results and that do not necessarily reflect costs and/or income associated with historical trends and future operating results, as more fully identified on pages 32 to 34 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
PERFORMANCE MEASURES AND ACHIEVEMENT — INDIVIDUAL
For three of our NEOs who hold staff positions — Mr. Kirkland (Chief Financial Officer), Mr. Duijser (Executive Vice President and Chief Supply Chain Officer), and Ms. Minnix (Executive Vice President, General Counsel and Secretary), 30% of their annual cash incentive is based upon attainment of individual performance goals. This individual component of staff position awards under the MIP is set at 30% of the performance measure mix for annual cash incentives so that achievement of these goals is a component of the award but remains balanced against achievement of corporate performance goals.
The 2023 individual performance objectives for these officers are:
▪
specific,

▪
qualitative,

▪
achievable with significant effort, and

▪
if achieved, provide meaningful benefit to the Company.

NEO	INDIVIDUAL PERFORMANCE OBJECTIVES
Scott D. Kirkland
Financial and organizational initiatives, including:
▪
strategic leadership of accounting, audit, financial planning and analytics, treasury, tax, investor relations, shared services, and information services functions,

▪
collaboration with the CEO and Board to develop, execute and evaluate financial and investment strategies aligned with the Company’s growth goals, and

▪
implementation of digital tools to enhance efficiency, accuracy, and decision-making through automation, analytics

Machiel Duijser
Supply chain and organizational initiatives, including:
▪
strategic leadership of global supply chain functions including procurement, planning, production, logistics and customer service,

▪
optimization of key processes to deliver products safely, efficiently, cost effectively and with the highest quality, and

▪
achievement of sustainability commitments, balancing environmental responsibility, social impact, and economic success

Lanesha T. Minnix
Legal and organizational initiatives, including:
▪
strategic leadership of law, regulatory affairs, compliance, safety, health & environment, and government relations functions,

▪
development and oversight of risk management, governance, and compliance strategies to advance company performance and Ecolab’s recognized ethical business culture, and

▪
enablement of business growth through protection of intellectual property, implementation of effective contract language, and integration of Ecolab’s regulatory expertise to deliver customer value

52      ECOLAB PROXY STATEMENT 2024

Executive Compensation
2023 ANNUAL CASH INCENTIVE PAYOUT SUMMARY
NAME	EPS WEIGHTING (%)	ENTERPRISE GOAL (%)	INDIVIDUAL WEIGHTING (%)	WEIGHTED MIP TARGET AWARD ($)	MIP PERFORMANCE ACHIEVED (% OF WEIGHTED TARGET)	GROWTH & IMPACT MODIFIER (%)	PAYOUT BASED ON MIP PERFORMANCE ($)	ACTUAL PAYOUT ($)
Christophe Beck	100			1,865,625	200		3,731,250
						6(1)	0	3,731,250
Scott D. Kirkland	70			551,250	200		1,102,500
			30	236,250	160		379,059
						6	88,894	1,570,453
Darrell R. Brown	70			551,250	200		1,102,500
		30		236,250	160		379,059
						6	88,894	1,570,453
Machiel Duijser	35			161,438	200		322,875
		35		161,438	160		259,024
			30	138,375	200		276,750
						6	48,235	906,887
Lanesha T. Minnix	70			381,544	200		763,088
			30	163,519	160		262,363
						6	61,527	1,086,980

(1)
The CEO’s Growth & Impact modifier was paid at 0% because he achieved his maximum payout of 200%.

Although the Compensation & Human Capital Management Committee has ultimate authority to increase or decrease an NEO’s payout from the level recommended by applying the MIP performance metrics, with input from the CEO (other than as to his or her own award), based on the individual performance of the NEO, they have not historically made such discretionary adjustments to an NEO’s payout, except in new hire situations in which the amount of an executive’s annual cash incentive is guaranteed, or other exceptional circumstances. The 2023 annual cash incentive payouts were made in accordance with the overall corporate results and enterprise or individual performance results established for the NEOs without adjustment.
Long-Term Equity Incentives
The Compensation & Human Capital Management Committee made annual grants of long-term equity incentives to our NEOs in December 2023, consistent with its past practice of granting these incentives at its regularly scheduled December meeting. Our philosophy is to grant long-term incentives that are within the median range of our size-adjusted competitive market. In 2023, our NEOs received long-term incentives within the median range, other than Mr. Duijser whose long-term incentive grant was above market median, in consideration of his unique skill set and background, which includes experience with products similar to those sold by all of our businesses, as well as his success in implementing step changes in technology and efficiency within our supply chain organization. Generally, long-term equity incentives are granted on the same date as our Compensation & Human Capital Management Committee approval date and in no event is the grant date prior to the approval date. We do not have a program, plan, or practice to time long-term equity incentive grants to executives in coordination with the release of material non-public information. The table below sets forth each NEO’s annual long-term incentive award value at target, as well as the number of target PBRSUs and stock options granted in December 2023.
NAME	TARGET LTI AWARD VALUE ($)	TARGET PBRSUs GRANTED	STOCK OPTIONS GRANTED
Christophe Beck	9,000,000	31,333	80,342
Scott D. Kirkland	2,600,000	9,052	23,210
Darrell R. Brown	2,700,000	9,400	24,103
Machiel Duijser	1,600,000	5,570	14,283
Lanesha T. Minnix	1,500,000	5,222	13,390
ECOLAB PROXY STATEMENT 2024       53

Executive Compensation
The material terms of the 2023 annual long-term equity incentive awards are as follows:
AWARD TYPE	MATERIAL TERMS
PBRSUs
▪
Cliff-vests after three-year performance period, subject to attainment of three-year average annual organic ROIC goals

▪
Payout ranges from 0% to 200% of the target award, with a threshold payout of 40% of target

▪
Utilizes organic ROIC, instead of the adjusted ROIC used in previous years, to simplify and improve alignment of the ROIC calculation with the industry standard

▪
Set 2024 to 2026 average annual organic ROIC target of 13.4%, with a threshold of 10.0% and a maximum of 15.7%, which is challenging as compared to the actual three-year average annual organic ROIC of 11.2% for each of the 2020 — 2022 and 2021 — 2023 performance periods

▪
Organic ROIC is defined as the quotient of net operating profit after taxes, over the Company’s invested capital determined as total assets less cash and cash equivalents minus total liabilities less short- and long-term debt, as may be adjusted for acquisitions, accounting or tax changes, gains or losses from discontinued operations, and certain other unusual or infrequently occurring charges during the performance period. Invested capital is not adjusted for acquisitions made prior to the reporting period.

▪
Includes relative TSR modifier, which may increase or reduce the payout based on the Company’s three-year TSR compared to the S&P 500 three-year TSR, with performance in the 80th percentile or higher increasing the payout percentage by 10% and performance in the 20th percentile or lower decreasing the payout percentage by 10% (subject to cap on total payout of 200% of target)

▪
No dividend equivalents are paid or accrued on PBRSUs

STOCK OPTIONS
▪
Vests in equal annual installments over three years

▪
Exercise price equal to the average of the high and low market price on the date of grant, which we believe lessens the impact of potential same-day stock volatility

▪
10-year term from the date of grant

PAYOUT OF 2021 TO 2023 PBRSUs
Each of our NEOs other than Ms. Minnix held outstanding 2021 to 2023 PBRSUs granted by the Compensation & Human Capital Management Committee in December 2020 which vested on December 31, 2023. The following chart sets forth the threshold and target average annual adjusted ROIC and the Company’s actual average annual adjusted ROIC performance under the 2021 to 2023 PBRSUs, which resulted in a payout at 100% of target.
Adjusted ROIC under the 2021 to 2023 PBRSUs is defined as the quotient of after-tax operating income divided by the sum of short-term and long-term debt and shareholders’ equity, less cash and cash equivalents. Adjusted ROIC is measured excluding the purchase accounting impact and special gains and charges relating to the Nalco and Purolite transactions considering the significant impact of these transactions on the calculation.
54      ECOLAB PROXY STATEMENT 2024

Executive Compensation
2023 SPECIAL EQUITY AWARDS
In addition to the annual equity grants, we may make special equity awards to our NEOs and other executives in connection with promotions and recruitment, and for general retention purposes. In February 2023, prior to our 2023 Annual Meeting of Stockholders, the Compensation & Human Capital Management Committee approved a grant to Mr. Duijser of 13,112 restricted stock units (‘‘RSUs’’) valued at approximately $2,000,000.
The RSUs cliff-vest after four years and were granted in recognition of Mr. Duijser’s:
▪
exceptional leadership in navigating the negative external impacts of inflation and post-Covid-19 supply chain complexity,

▪
unique skill set and background, which includes experience with products similar to those sold by all of our businesses, as well as success in implementing step changes in technology and efficiency within our supply chain organization, and

▪
for retention purposes given the exceptionally competitive market for talent in this function.

Executive Benefits and Perquisites
Our NEOs participate in all of the same health care, disability, life insurance, pension, and 401(k) benefit plans made available generally to the Company’s U.S. employees, with executive supplements as described in this Proxy Statement. In addition, our NEOs are eligible to participate in:
▪
a deferred compensation program,

▪
a restoration plan for the tax-qualified 401(k) plan,

▪
a restoration pension plan, and

▪
with respect to certain of our NEOs, an executive disability and life benefit and a supplemental retirement benefit.

The non-qualified retirement plans supplement the benefits provided under our tax-qualified plans, taking into account compensation and benefits above the IRS limits for qualified plans. The NEOs also receive limited perquisites that are described in more detail in the footnotes to the “Summary Compensation Table”. Our perquisites account for 0.9% of total compensation for the CEO and 1.5% of total compensation on average for the other NEOs in 2023. Executive benefits and perquisites are consistent with our competitive market.
The Company has maintained a private aircraft use policy for several years authorizing the use of private aircraft for business and personal use by the Company’s Chairman and Chief Executive Officer and, under certain circumstances, business use by its directors and certain other executives. Under the policy, personal use of private aircraft by the Chairman of the Board and Chief Executive Officer is limited to $100,000 of unreimbursed usage per year, with personal use historically falling far below the limit. Additional information with respect to this perquisite is provided in more detail in the footnotes to the “Summary Compensation Table”.
The Compensation & Human Capital Management Committee approved an annual commuter allowance of $50,000 for Mr. Brown, Mr. Duijser and Ms. Minnix that is designed to offset commuting expenses incurred by these executives for travel to headquarters. None of Mr. Brown, Mr. Duijser and Ms. Minnix receives any tax gross up on this allowance.
OTHER COMPENSATION POLICIES AND CONSIDERATIONS
Executive Change-In-Control Policy
The terms of our Change-In-Control Severance Compensation Policy, including the events constituting a change in control under our policy, are described in the “Potential Payments upon Termination or Change in Control” section of this Proxy Statement. Our policy applies to all elected officers, including the NEOs, except those who are covered by separate change-in-control or similar agreements with the Company or a subsidiary, a circumstance which arises only in the case of an executive having such an agreement with a company we acquire, which agreements are not renewed after they terminate or expire. The Change-In-Control Severance Compensation Policy only provides “double-trigger” severance benefits following a change-in-control, which promotes the interests of stockholders by mitigating executives’ concerns about the impact a change in control may have on them, thereby allowing the executives to focus on the best interests of stockholders under such circumstances.
ECOLAB PROXY STATEMENT 2024       55

Executive Compensation
Hedging Policy
The Company’s Insider Trading Policy provides that certain short-term or speculative transactions by insiders in Company securities are prohibited at any time. These include:
(i)
short-term “in and out” trading;

(ii)
selling Company stock short;

(iii)
purchases of Company stock on margin;

(iv)
pledging of Ecolab stock; and

(v)
dealing in derivative securities (e.g., options, puts, calls) other than through the Company’s stock incentive plans.

Our directors, executive officers (including our NEOs), senior management team, and certain other employees designated from time to time by the General Counsel constitute the Company’s “insiders” under the policy.
Stock Retention and Ownership Guidelines

We maintain stock retention and ownership guidelines to encourage our NEOs and other executives to accumulate a significant ownership stake so they are incentivized to maximize long-term stockholder returns. Until the guideline is met, our CEO, CFO and President and COO are expected to retain 100% of net shares realized from equity awards, with other officers expected to retain 50%. Shares subject to unexercised stock options and unvested RSUs/PBRSUs are not considered owned for purposes of complying with the guidelines.
STOCK OWNERSHIP GUIDELINES

The table below illustrates the standing of each of our NEOs in relation to their respective stock ownership guidelines as of December 31, 2023, based on the closing market price of our Common Stock on December 29, 2023 of $198.35 per share.
NAME	BASE SALARY AS OF 12/31/2023 ($)	STOCK OWNERSHIP GUIDELINES	STOCK OWNERSHIP(1) (#)	MULTIPLE OF 2023 BASE SALARY
Christophe Beck	1,300,000	6x salary	55,791	8.5x salary
Scott D. Kirkland	800,000	3x salary	9,217	2.3x salary
Darrell R. Brown	800,000	3x salary	23,084	5.7x salary
Machiel Duijser	625,000	3x salary	7,399	2.3x salary
Lanesha T. Minnix	650,000	3x salary	1,866	0.6x salary

(1)
Excludes shares underlying unexercised stock options and unvested RSUs/PBRSUs.

Clawback and Compensation Recovery Policies
The Company’s Board of Directors has adopted a Policy on Reimbursement of Incentive Payments, which was most recently amended in November 2023. Under this policy, if an executive has engaged in misconduct (including a material violation of the Company’s Code of Conduct), as determined by the Compensation & Human Capital Management Committee, then the Company will, in appropriate circumstances, recoup annual or long-term cash or equity-based incentives or discretionary bonuses (whether based on financial measures, stock price, TSR or non-financial measures), as well as time-based stock options or other equity-based awards (collectively, “incentive compensation”). In addition, in the event of an accounting restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws or if incentive compensation is paid based on a materially inaccurate calculation, the Compensation & Human Capital Management Committee may recoup any excess incentive compensation.
Also in 2023, the Company’s Board of Directors adopted a Rule 10D-1 Clawback Policy, which is intended to comply with the requirements of NYSE Listing Standard 303A.14 implementing Rule 10D-1 under the Exchange Act. In the event the Company is required to prepare an accounting restatement of the Company’s financial statements due to material non- compliance with any financial reporting requirement under the federal securities laws, the Company will recover the excess incentive-based
56      ECOLAB PROXY STATEMENT 2024

Executive Compensation
compensation received by any covered executive, including the NEOs, during the prior three fiscal years that exceeds the amount that the executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.
COMPENSATION RISK ANALYSIS
The Compensation & Human Capital Management Committee has established an annual process for assessing risk in our compensation programs. The Committee has directed management to apply that process to all compensation plans and practices that have the potential to create risks that are reasonably likely to have a material adverse effect on the Company and to report the results to the Compensation & Human Capital Management Committee. The Committee maintains final authority for overseeing risk in our compensation programs.
Our risk assessment revealed that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. In making this determination, we took into account the compensation mix for our employees as well as various risk control and mitigation features of our programs, including:
COMPENSATION PROGRAM RISK CONTROL AND MITIGATION FEATURES	Varied and balanced performance targets
Procedures for incentive pay calculations review
Appropriate incentive payout caps
Discretionary authority of the Compensation & Human Capital Management Committee to reduce award payouts
Internal controls around customer and distributor pricing and contract terms
Stock ownership guidelines
Prohibition on hedging or pledging Company stock
Compensation recovery (“clawback”) policies and the Company’s rights to cancel incentive awards for employee misconduct
ECOLAB PROXY STATEMENT 2024       57

Executive Compensation
COMPENSATION TABLES
SUMMARY COMPENSATION TABLE FOR 2023
The following table shows cash and non-cash compensation for the years ended December 31, 2023, 2022 and 2021 for the persons serving as the Company’s “Principal Executive Officer” and “Principal Financial Officer” during the year ended December 31, 2023 and for the next three most highly-compensated executive officers who were serving in those capacities at December 31, 2023.
NAME AND PRINCIPAL POSITION	YEAR	SALARY(1) ($)	BONUS(1) ($)	STOCK AWARDS(2) ($)	OPTION AWARDS(3) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION(1)(4) ($)	CHANGE IN PENSION VALUE AND NON-QUALIFIED DEFERRED COMPENSATION EARNINGS(5) ($)	ALL OTHER COMPENSATION(6) ($)	TOTAL ($)
Christophe Beck Chairman and Chief Executive Officer	2023	1,243,750	—	5,874,624	4,055,664	3,731,250	195,936	445,831	15,547,055
	2022	1,056,250	—	3,613,018	3,918,064	0	0	133,088	8,720,419
	2021	1,000,000	—	2,879,914	2,870,215	1,426,047	0	189,713	8,365,888
Scott D. Kirkland(7) Chief Financial Officer	2023	787,500	—	1,697,159	1,171,641	1,570,453	64,270	47,165	5,338,188
	2022	637,500	—	1,385,028	1,501,940	0	21,536	42,883	3,588,887
Darrell R. Brown(7) President and Chief Operating Officer	2023	787,500	—	1,762,406	1,216,719	1,570,453	59,090	279,330	5,675,498
	2022	643,750	—	1,204,292	1,306,009	416,828	0	101,973	3,672,852
Machiel Duijser(7) Executive Vice President and Chief Supply Chain Officer	2023	615,000	—	3,017,282	721,006	906,887	27,116	139,366	5,426,657
Lanesha T. Minnix(7) Executive Vice President, General Counsel and Secretary	2023	641,250	—	979,073	675,927	1,086,980	18,771	180,630	3,582,631
	2022	340,114	1,693,267	2,044,326	822,806	0	0	51,249	4,951,762

(1)
Includes amounts deferred under Section 401(k) of the Internal Revenue Code pursuant to the Company’s Savings Plan and ESOP, amounts deferred under a non-qualified defined contribution deferred compensation plan maintained by the Company for a select group of executives, and any salary reductions per Section 125 or Section 132(f)(4) of the Internal Revenue Code.

(2)
Represents the aggregate grant date fair value of PBRSU award grants at target and, in the case of Mr. Duijser, an additional special RSU award valued at $1,972,963, made during the year in accordance with FASB ASC Topic 718, based on the average of the high and low share price of the Company’s common stock on the date of grant, adjusted for the absence of future dividends. See Note 11 to the Company’s Consolidated Financial Statements for the year ended December 31, 2023, located at Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for further discussion of the assumptions used in determining these values. The PBRSU awards cliff-vest after three years, subject to attainment of 3-year average organic ROIC goals over the performance period, and include a relative TSR modifier, which may increase or reduce the payout based on the Company’s three-year TSR compared to the S&P 500 three-year TSR. The special restricted stock unit award for Mr. Duijser vests as to 100% of the units on the fourth anniversary date of the grant. For additional information about these awards see the heading “Long-Term Equity Incentives” beginning at page 53 and the footnotes to the table “Grants of Plan-Based Awards for 2023” beginning at page 60. Based on the fair market value on the date of grant ($187.49 per share), the maximum values for the 2023 PBRSUs granted to Messrs. Beck, Kirkland, Brown and Duijser and Ms. Minnix are $11,749,248, $3,394,319, $3,524,812, $2,088,639, and $1,958,146, respectively.

(3)
Represents the aggregate grant date fair value of stock option grants during the year in accordance with FASB ASC Topic 718 but with no discount for estimated forfeitures. The value of grants has been determined by application of the lattice (binomial)-pricing model. Key assumptions include risk-free rate of return, expected life of the option, expected stock price volatility, and expected dividend yield. See Note 11 to the Company’s Consolidated Financial Statements for the year ended December 31, 2023, located at Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for further discussion of the assumptions used in determining these values. The specific assumptions used in the valuation of the options granted in 2023 are summarized in the table below:

GRANT DATE	RISK FREE RATE	EXPECTED LIFE (YEARS)	EXPECTED VOLATILITY	EXPECTED DIVIDEND YIELD
12/06/2023 (all executives)	4.10%	6.11	22.37%	1.19%
58      ECOLAB PROXY STATEMENT 2024

Executive Compensation
(4)
Represents the annual cash incentive awards earned and paid in respect of 2023 under the Company’s MIP. The MIP is discussed in more detail at page 50 and as part of the table entitled “Grants of Plan-Based Awards for 2023” at page 60.

(5)
Represents the aggregate change in the actuarial present value of the NEO’s accumulated benefit under the Company’s defined benefit plans as of December 31, 2023 over such amount as of December 31, 2022, except as otherwise noted. The Company’s defined benefit plans include the Pension Plan, the Mirror Pension Plan, the Supplemental Executive Retirement Plan (“SERP”), and the AMP Signature Super — One Ecolab Superannuation Plan (“Australia Plan”) which are discussed beginning at page 64 as part of the table entitled “Pension Benefits for 2023.” Mr. Brown is an inactive participant in the Australia Plan, which is a broad-based pension plan covering certain Australian employees, and no other named executive officer participates in the Australia Plan. The change in the actuarial present value during 2023 of Mr. Brown’s Australia Plan benefit is primarily attributable to changes in actuarial assumptions and increases related to the passage of time and does not reflect any additional accruals for service or compensation earned or paid in 2023. Mr. Brown’s change in pension benefit is accrued in Australian dollars and is reported based on a conversion rate of 1.5140AUD = 1$U.S. on November 30, 2023, and a conversion rate of 1.4736AUD = 1$U.S. on November 30, 2022, using pension measurement dates of November 30, 2023 and November 30, 2022, consistent with the Company’s assumptions under FASB ASC Topic 715 for financial reporting regarding international retirement plans. There are no “above market” earnings under the Ecolab Mirror Savings Plan, a non-qualified defined contribution plan, because all earnings under this plan are calculated at the same rate as earnings on one or more externally managed investments available to participants in Ecolab’s broad-based tax-qualified deferred compensation plans. The Ecolab Mirror Savings Plan is discussed at page 67.

(6)
Except as otherwise noted, amounts reported as All Other Compensation include:

(a)
Payment by the Company of certain perquisites, including costs relating to the following:

(i)
executive physical examinations for Messrs. Kirkland, and Brown;

(ii)
the personal use of corporate aircraft by Mr. Beck, with incremental cost calculated using a method that takes into account aircraft fuel expenses and engine reserve expense per flight hour, as well as any landing and parking fees, crew travel expenses, on-board catering costs, and dead-head flight costs attributable to such use;

(iii)
in the case of Mr. Brown, the personal use of a company vehicle, as well as tax preparation fees related to his foreign citizenship and a gross up thereon of $1,193;

(iv)
in the case of Mr. Brown, Mr. Duijser and Ms. Minnix, $50,000 representing an annual commuter allowance to offset commuting expenses incurred for travel between their residences and corporate headquarters;

(v)
in the case of Ms. Minnix, relocation allowance and relocation expense of $52,211, and a gross up thereon of $50,566;

(vi)
attendance by Mr. Beck and Mr. Brown at incentive trips and the gross-up thereon in the amounts of $15,037 and $10,683, respectively;

(vii)
spousal travel for Mr. Beck and Mr. Brown in the amounts of $28,645 and $34,705, respectively, and the gross up thereon of $27,223 and $25,992, respectively. Amounts do not include certain occasions where the spouses of Mr. Beck, Mr. Brown and Ms. Minnix accompanied them on business trips using corporate aircraft for which no incremental aircraft cost is allocated; and

(viii)
business travel and accident insurance for each of the named executive officers for which no incremental cost is allocated to the named executive officers.

(b)
Payment by the Company of life insurance premiums in 2023 for Mr. Beck in the amount of $40,238. This program has been closed to new participants.

(c)
Payment of matching contributions made by the Company for 2023 as follows:

(i)
matching contributions made by the Company under the Company’s tax-qualified defined contribution 401(k) Savings Plan and ESOP available generally to all employees for: Mr. Beck, $17,853; Mr. Kirkland, $17,853; Mr. Brown, $17,853; Mr. Duijser $17,853, and Ms. Minnix, $17,853; and

(ii)
matching contributions made or to be made by the Company on base salary and annual cash incentive award earned in respect of 2023 that the executive deferred under a non-qualified defined contribution deferred compensation plan maintained by the Company for a select group of executives, in the following amounts: Mr. Beck, $278,700; Mr. Kirkland, $27,450; Mr. Brown, $121,677; Mr. Duijser $71,513, and Ms. Minnix, $0.

The Company maintains a self-funded, supplemental long-term disability benefit plan for certain executives, which benefits each of the named executive officers. No specific allocation of cost is made to any named executive officer prior to the occurrence of a disability.
(7)
Mr. Duijser was not an NEO in 2022 and 2021 and Mr. Brown, Mr. Kirkland and Ms. Minnix were not NEOs in 2021.

ECOLAB PROXY STATEMENT 2024       59

Executive Compensation
GRANTS OF PLAN-BASED AWARDS FOR 2023
		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS (3)(5)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS(4)(5) (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS(5)(6) (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS(7) ($/SH)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(8) ($)
NAME	GRANT DATE	THRESHOLD(1) ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD(2) (#)	TARGET (#)	MAXIMUM (#)
Christophe Beck (PEO)
MIP(9)	N/A	671,625	1,865,625	3,731,250	—	—	—	—	—	—	—
2010 Stock Incentive Plan	12/06/2023	—	—	—	—	—	—	—	80,342	191.03	4,055,664
2010 Stock Incentive Plan	12/06/2023	—	—	—	11,280	31,333	62,666	—	—	—	5,874,624
Scott D. Kirkland (PFO)
MIP(9)	N/A	232,470	787,500	1,575,000	—	—	—	—	—	—	—
2010 Stock Incentive Plan	12/06/2023	—	—	—	—	—	—	—	23,210	191.03	1,171,641
2010 Stock Incentive Plan	12/06/2023	—	—	—	3,259	9,052	18,104	—	—	—	1,697,159
Darrell R. Brown
MIP(9)	N/A	232,470	787,500	1,575,000	—	—	—	—	—	—	—
2010 Stock Incentive Plan	12/06/2023	—	—	—	—	—	—	—	24,103	191.03	1,216,719
2010 Stock Incentive Plan	12/06/2023	—	—	—	3,384	9,400	18,800	—	—	—	1,762,406
Machiel Duijser
MIP(9)	N/A	101,291	461,250	922,500	—	—	—	—	—	—	—
2010 Stock Incentive Plan	02/26/2023	—	—	—	—	—	—	13,112	—	—	1,972,963
2010 Stock Incentive Plan	12/06/2023	—	—	—	—	—	—	—	14,283	191.03	721,006
2010 Stock Incentive Plan	12/06/2023	—	—	—	2,005	5,570	11,140	—	—	—	1,044,319
Lanesha T. Minnix
MIP(9)	N/A	160,902	545,063	1,090,125	—	—	—	—	—	—	—
2010 Stock Incentive Plan	12/06/2023	—	—	—	—	—	—	—	13,390	191.03	675,927
2010 Stock Incentive Plan	12/06/2023	—	—	—	1,880	5,222	10,444	—	—	—	979,073
(1)
Threshold amount is based on achievement of the minimum adjusted EPS performance measure at 40% of target (which also comprises a portion of the enterprise goal), without achievement of the commercial average, assuming the Growth & Impact modifier is not achieved and the negative 10% modifier applies.

(2)
Threshold amount is calculated assuming the relative TSR modifier is not achieved and the negative 10% modifier applies.

(3)
Amounts reflect the threshold (adjusted as noted in footnote 2 above), target, and maximum number of shares of Company Common Stock that may be earned pursuant to PBRSU awards granted in 2023. No PBRSUs may be earned if organic ROIC is below the threshold goal, and no more than 200% of the PBRSUs may be earned if organic ROIC is above the maximum goal. Payout is further subject to a relative TSR modifier which may increase or reduce the payout percentage based on our 3-year TSR compared to the S&P 500. Dividend equivalents are not paid or accrued during the performance period. See the discussion under the heading “Performance-Based Restricted Stock Units” in the Compensation Discussion and Analysis for more information on these awards, including with respect to the performance goals and relative TSR modifier.

(4)
Represents the grant of an RSU award to Mr. Duijser. The award will vest as to 100% of the units on the fourth anniversary of the date of grant. Dividend equivalents are not paid or accrued on unvested units.

(5)
If an option holder terminates employment at or after age 55 with five or more years of continuous employment, stock options held at least six months will become immediately exercisable in full and the service-based vesting conditions on PBRSU awards held at least six months will be deemed satisfied but vesting will remain subject to attainment of the performance goals; all unvested RSU awards will terminate and be forfeited. A discussion of the consequences of a change in control on outstanding options, PBRSU awards, and restricted stock awards begins at page 70 under the heading “Change in Control (Double Trigger).”

(6)
Options granted in 2023 have a ten-year contractual exercise term and vest (or will be exercisable) over three years, on a cumulative basis, as to one third of the option shares on the first and second anniversaries of the date of grant and as to the remaining option shares on the third anniversary.

60      ECOLAB PROXY STATEMENT 2024

Executive Compensation
(7)
Each of the stock options granted to our NEOs during the year ended December 31, 2023 and reported in the table above were granted on the same date as our Compensation & Human Capital Management Committee approval date and have an exercise price which is the average of the high and low market price on the date of grant. We believe that the use of the average of the high and low market price on the date of the grant removes potential same-day stock volatility.

(8)
Represents the grant date fair value of each equity award, computed in accordance with FASB ASC Topic 718. With respect to stock options, the value has been determined by application of the lattice (binomial)-pricing model, based upon the terms of the option grant and Ecolab’s stock price performance history as of the date of the grant. Key assumptions include:

▪
risk-free rate of return,

▪
expected life of the option,

▪
expected stock price volatility, and

▪
expected dividend yield.

The specific assumptions used in the valuation of these options are located in footnote (3) to the “Summary Compensation Table” at page 58. With respect to PBRSUs, the value has been determined based on the average daily share price of the Company’s Common Stock at the date of the grant, adjusted for the absence of future dividends, and assuming the target award payout, consistent with the estimate of aggregate compensation cost to be recognized over the three-year vesting period of the award. See footnote (3) above for a description of the performance goals and performance period. With respect to RSUs, the value has been determined based on the average daily share price of the Company’s Common Stock at the date of the grant, adjusted for the absence of future dividends.
(9)
The Company maintains an annual cash incentive program for executives referred to as the MIP, which is discussed in the Compensation Discussion and Analysis under the heading “Annual Cash Incentives,” including detail regarding the MIP performance Growth & Impact modifier. In the case of the NEO participants, the potential payouts that could be earned under the MIP for 2023 and that would be used to guide the Committee’s discretion under the MIP are noted in the MIP row of the above table. Amounts shown are based on the base salary earned during 2023. Actual payouts to each of the NEOs with respect to 2023 are included under the Non-Equity Incentive Plan Compensation column in the “Summary Compensation Table” at page 58. Each award is subject to and interpreted in accordance with the terms and conditions of the MIP, and no amount will be paid under the MIP unless and until the Committee has determined the extent to which the applicable performance goal has been met, the corresponding amount of the award earned by the participant, and the degree to which the Committee chooses to exercise its permitted discretion under the MIP.

ECOLAB PROXY STATEMENT 2024       61

Executive Compensation
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2023
	OPTION AWARDS					STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE(1)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED(2) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED(2) ($)
Christophe Beck (PEO)	24,471	0	—	107.685	12/03/24	—	—	—	—
	23,071	0	—	119.120	12/02/25	—	—	—	—
	23,833	0	—	117.730	12/07/26	—	—	—	—
	20,729	0	—	137.087	12/06/27	—	—	—	—
	16,287	0	—	158.515	12/04/28	—	—	—	—
	29,957	0	—	184.390	12/03/29	—	—	—	—
	50,759	0	—	221.410	12/03/30	—	—	—	—
	40,165	20,083	—	223.780	12/01/31	—	—	13,255	2,629,129
	35,288	70,577	—	148.495	12/07/32	—	—	25,408	5,039,677
	0	80,342	—	191.030	12/06/33	—	—	31,333	6,214,901
Scott D. Kirkland (PFO)	2,753	0	—	107.685	12/03/24	—	—	—	—
	2,884	0	—	119.120	12/02/25	—	—	—	—
	3,972	0	—	117.730	12/07/26	—	—	—	—
	4,146	0	—	137.087	12/06/27	—	—	—	—
	3,189	0	—	158.515	12/04/28	—	—	—	—
	3,159	0	—	184.390	12/03/29	—	—	—	—
	4,230	0	—	221.410	12/03/30	—	—	—	—
	11,714	5,858	—	223.780	12/01/31	—	—	3,866	766,821
	13,527	27,055	—	148.495	12/07/32	—	—	9,740	1,931,929
	0	23,210	—	191.030	12/06/33	—	—	9,052	1,795,464
Darrell R. Brown	10,000	0	—	117.730	12/07/26	—	—	—	—
	17,274	0	—	137.087	12/06/27	—	—	—	—
	16,287	0	—	158.515	12/04/28	—	—	—	—
	13,072	0	—	184.390	12/03/29	—	—	—	—
	14,664	0	—	221.410	12/03/30	—	—	—	—
	9,372	4,686	—	223.780	12/01/31	—	—	3,093	613,497
	11,762	23,526	—	148.495	12/07/32	—	—	8,469	1,679,826
	0	24,103	—	191.030	12/06/33	—	—	9,400	1,864,490
Machiel Duijser	13,536	0	—	221.410	12/03/30	—	—	—	—
	8,033	4,017	—	223.780	12/01/31	13,112(3)	2,600,765	2,651	525,826
	8,469	16,939	—	148.495	12/07/32	—	—	6,098	1,209,538
	0	14,283	—	191.030	12/06/33	—	—	5,570	1,104,810
Lanesha T. Minnix	7,410	14,822	—	148.495	12/07/32	5,382(4)	1,067,520	5,336	1,058,396
	0	13,390	—	191.030	12/06/33	—	—	5,222	1,035,784

(1)
Stock options have a ten-year contractual exercise term and vest ratably on the first three anniversaries of the date of grant, subject to the post-termination and change-in-control provisions generally described on page 68 under the heading “Potential Payments Upon Termination or Change in Control.”

62      ECOLAB PROXY STATEMENT 2024

Executive Compensation
The vesting dates of the respective stock options held at December 31, 2023 that were unexercisable are summarized in the table below:
NAME	OPTION GRANT DATE	SECURITIES VESTING DECEMBER 2024 (#)	SECURITIES VESTING DECEMBER 2025 (#)	SECURITIES VESTING DECEMBER 2026 (#)	OPTION EXPIRATION DATE
Christophe Beck (PEO)	12/01/21	20,083	0	0	12/01/31
	12/07/22	35,288	35,289	0	12/07/32
	12/06/23	26,780	26,781	26,781	12/06/33
Scott D. Kirkland (PFO)	12/01/21	5,858	0	0	12/01/31
	12/07/22	13,527	13,528	0	12/07/32
	12/06/23	7,736	7,737	7,737	12/06/33
Darrell R. Brown	12/01/21	4,686	0	0	12/01/31
	12/07/22	11,763	11,763	0	12/07/32
	12/06/23	8,034	8,034	8,035	12/06/33
Machiel Duijser	12/01/21	4,017	0	0	12/01/31
	12/07/22	8,469	8,470	0	12/07/32
	12/06/23	4,761	4,761	4,761	12/06/33
Lanesha T. Minnix	12/07/22	7,411	7,411	0	12/07/32
	12/06/23	4,463	4,463	4,464	12/06/33

(2)
Represents PBRSU awards which cliff-vest after three years, subject to attainment of performance goals over a three-year performance period. In order from top to bottom, the PBRSUs have performance periods of 2022-2024, 2023-2025 and 2024-2026 and will vest on December 31, 2024, December 31, 2025 and December 31, 2026, respectively, and, subject to certification of results by the Compensation & Human Capital Management Committee, will be paid out in shares of Common Stock no later than March 15 following each vesting date. The amounts presented assume attainment of performance goals at target, which also represents maximum performance for the awards vesting in December 31, 2024 and December 31, 2025. The awards are subject to the post-termination and change-in-control provisions generally described at pages 68 through 71 under the heading “Potential Payments Upon Termination or Change in Control.” The reported market value of $198.350 per share is based on the closing market price of the Company’s Common Stock on December 29, 2023.

(3)
Represents the grant of an RSU award to Mr. Duijser on February 22, 2023. The award will vest as to 100% of the units on the fourth anniversary of the date of grant. Dividend equivalents are not paid or accrued on unvested units. The award is subject to the post-termination and change-in-control provisions generally described at pages 68 through 71 under the heading “Potential Payments Upon Termination or Change in Control.” The reported market value of $198.350 per share is based on the closing market price of the Company’s Common Stock on December 29, 2023.

(4)
Represents the grant of an RSU award to Ms. Minnix on August 3, 2022. The award will vest as to one-third of the units on each of the first three anniversaries of the date of grant. Dividend equivalents are not paid or accrued on unvested units. The award is subject to the post-termination and change-in-control provisions generally described at pages 68 through 71 under the heading “Potential Payments Upon Termination or Change in Control.” The reported market value of $198.350 per share is based on the closing market price of the Company’s Common Stock on December 29, 2023.

OPTION EXERCISES AND STOCK VESTED FOR 2023
	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE(1) (#)	VALUE REALIZED ON EXERCISE(1) ($)	NUMBER OF SHARES ACQUIRED ON VESTING(2) (#)	VALUE REALIZED ON VESTING(2) ($)
Christophe Beck (PEO)	25,830	1,820,291	11,167	2,214,974
Scott D. Kirkland (PFO)	2,150	166,801	3,413(3)	661,568(3)
Darrell R. Brown	—	—	3,226	639,877
Machiel Duijser	—	—	7,181(3)	1,251,755(3)
Lanesha T. Minnix	—	—	2,690(3)	492,566(3)

(1)
Represents the aggregate number of shares and dollar amount realized by the NEO upon exercise of one or more stock options during 2023. The dollar amount realized on exercise represents the difference between the fair market value of our Common Stock on the exercise date and the exercise price of the option.

(2)
Includes the PBRSU shares earned by Messrs. Beck, Brown, Duijser, and Kirkland for the 2021-2023 performance period that ended on December 31, 2023 because performance targets were met. The value shown as realized is based on the number of shares earned for the

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Executive Compensation
2021-2023 performance period using the per-share closing market price of our Common Stock of $198.350 on December 29, 2023, although shares were not issued until Compensation & Human Capital Management Committee certification of results on February 21, 2024.
(3)
The number of shares acquired on vesting and value realized on vesting for Mr. Kirkland represents the sum of (a) 931 PBRSU shares with vesting and value realized as described in footnote (2) above and (b) 2,482 RSU shares vesting on December 3, 2023 with a value realized of $192.145 per share. The number of shares acquired on vesting and value realized on vesting for Mr. Duijser represents the sum of (a) 2,978 PBRSU shares with vesting and value realized as described in footnote (2) above and (b) 4,203 RSU shares vesting on February 26, 2023 with a value realized of $157.285 per share. The number of shares acquired on vesting and value realized on vesting for Ms. Minnix represents 2,690 RSU shares vesting on August 3, 2023 with a value realized of $183.11 per share. The PBRSU shares were earned for the 2021-2023 performance period that ended on December 31, 2023 because performance targets were met, with the value shown as realized for the PBRSU shares using the per-share closing market price of our Common Stock of $198.350 on December 29, 2023, although shares were not issued until Compensation & Human Capital Management Committee certification of results on February 21, 2024.

PENSION BENEFITS FOR 2023
NAME	PLAN NAME	NUMBER OF YEARS OF CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFIT(1) ($)	PAYMENTS DURING LAST FISCAL YEAR ($)
Christophe Beck (PEO)	Pension Plan	16.00	148,309	0
	Mirror Pension Plan	16.00	418,701	0
	SERP(2)	18.10	2,086,811	0
Scott D. Kirkland (PFO)	Pension Plan	18.00	227,103	0
	Mirror Pension Plan	18.00	84,069	0
Darrell R. Brown	Pension Plan	6.63	64,757	0
	Mirror Pension Plan	6.63	125,214	0
	Australia Plan	15.22	1,824,967	0
Machiel Duijser	Pension Plan	3.00	27,347	0
	Mirror Pension Plan	3.00	50,559	0
Lanesha T. Minnix	Pension Plan	1.00	9,339	0
	Mirror Pension Plan	1.00	9,431	0

(1)
The table shows the actuarial present value of the accumulated benefit for each executive officer under the plans identified above as of December 31, 2023 (November 30, 2023, for the Australia Plan).

▪
The actuarial present value is calculated using the same assumptions as are used by the Company for financial reporting purposes under generally accepted accounting principles, except that retirement age is assumed to be age 62. The present value is determined by using a discount rate of 4.96% for the Pension Plan and 4.79% for the Mirror Pension Plan and SERP for 2023 and assuming that benefits are vested at December 31, 2023. The present value of Mr. Brown’s current accrued benefit in the Australia Plan was determined based on a 5.77% discount rate and based on a conversion rate of 1.5140AUD = 1$U.S.

▪
The current accrued benefit for U.S. benefits is allocated between the tax-qualified Pension Plan and the related supplemental non-qualified plans based on the Internal Revenue Code limitations applicable to tax-qualified plans as of December 31, 2023.

▪
The present value of the Pension Plan, generally payable as a single life annuity, assumed mortality rates from the “Pre-2012 Mortality Table” with the MP-2021 projection scale. Mirror Pension and SERP annuities were valued assuming annual installment payments, or lump sums where available, using an interest rate of 6.00% and the mortality rates defined in the Mirror Pension and SERP plans as prescribed in Revenue Ruling 2001-62. Cash balance benefits were valued assuming future interest credits of 3.89% for periods after December 31, 2023. The cash balance annuity conversion for the SERP offset used the interest rate and mortality assumptions prescribed by the IRS under Internal Revenue Code Section 417(e) for pension lump-sum calculations at December 31, 2020, when the SERP benefit was frozen.

(2)
Mr. Beck has past service credits valued in the above table at $282,198 for 5.10 years of past service credit.

64      ECOLAB PROXY STATEMENT 2024

Executive Compensation
The pension benefits described above relate to the following non-contributory defined benefit plans maintained by the Company:
KEY FEATURES OF PENSION PLANS
PENSION PLAN	PLAN DESCRIPTION	BENEFIT ACCRUAL FORMULA	VESTING	BENEFIT PAYMENTS	EARLY RETIREMENT PROVISIONS
Pension Plan	Tax-qualified defined benefit plan that covers most U.S. employees of the Company and its U.S. affiliates.
Account credit at the end of each year equal to 3% of the participant’s compensation for that year plus an interest credit applied to the participant’s account balance on the first day of that year. Other legacy pension benefit formulas do not apply to the NEOs.
▪
Compensation includes base salary and annual cash incentive compensation for a plan year, and excludes long-term and non-cash incentive bonuses, up to IRS qualified plan compensation limit.

Vested after 3 years of continuous service.
Actuarial equivalent value of account balance using mortality and interest factors prescribed by the IRS for cash balance plans.
▪
Normal form of benefit is a single life only annuity for unmarried participants; joint and 50% survivor annuity for married participants.

▪
Optional forms of benefit include lump-sum and annuity options; death benefit to beneficiary if die before starting pension.

N/A — benefit payable at termination of employment; no subsidies for early retirement.
Mirror Pension Plan	Non-qualified plan intended to restore benefits under the tax-qualified Pension Plan for certain executives whose benefits under the Pension Plan are reduced by Internal Revenue Code limits.	Same as Pension Plan, but only with respect to compensation and benefits that would otherwise exceed IRS qualified plan limits.	Vested after 3 years of continuous service and in the event of a change-in-control.
Actuarial equivalent value of account balance using mortality and interest factors prescribed by the IRS for cash balance plans.
▪
Normal form of benefit is 10 annual installments commencing after separation from service.

▪
Optional forms of benefits available to participants include 5-year annual installments, lump sum and annuity options.

▪
Payment is in a lump sum if the present value does not exceed $25,000 at time of distribution.

▪
Payments of benefits subject to Internal Revenue Code Section 409A to “specified employees” are delayed until 6 months after separation from service, and further delayed in accordance with IRS rules if an executive changes the time or form of payment.

N/A — benefit payable at termination of employment; no subsidies for early retirement.
ECOLAB PROXY STATEMENT 2024       65

Executive Compensation
KEY FEATURES OF PENSION PLANS
PENSION PLAN	PLAN DESCRIPTION	BENEFIT ACCRUAL FORMULA	VESTING	BENEFIT PAYMENTS	EARLY RETIREMENT PROVISIONS
SERP
Non-qualified supplemental executive retirement plan intended to ensure a pension benefit that replaces a significant portion of the income of certain executives.
▪
Mr. Beck is the only NEO in this plan.

Maximum SERP benefit equals 2% of final average compensation multiplied by years of credited service (up to 30 years), reduced by the benefits payable under the Pension Plan, the Mirror Pension and 50% of the age 65 Primary Social Security benefit.
▪
Plan provides an additional “past service benefit” to certain executives hired by the Company after age 35 since the executive would not be able to earn the maximum benefit by age 65. Annual past service benefit equals 1% of the difference between final average compensation and annualized earnings at the time of joining the Company (“first year earnings”) multiplied by the difference between the executive’s age at date of hire and 35.

▪
Compensation is determined without regard to IRS qualified plan compensation limit.

▪
Benefit accruals frozen after December 31, 2020.

Vested after 10 years of service and age 55, or at age 65, and in the event of a change-in-control.
Benefit formula described above.
▪
Normal form of benefit, election of optional forms of benefit, and time of commencement the same as under the Mirror Pension.

▪
Payment is in a lump sum if the present value does not exceed $25,000 at time of distribution.

▪
Payments of benefits subject to Internal Revenue Code Section 409A to “specified employees” are delayed until 6 months after separation from service, and further delayed in accordance with IRS rules if an executive changes the time or form of payment.

Benefit reduced by 1/280th for each month by which the commence-ment date precedes age 62.
Australia Plan	Defined benefit pension plan covering certain employees of Ecolab in Australia, meeting local government requirements for broad-based retirement plans. ▪ Mr. Brown is the only NEO in this plan.
Benefit is equal to the greatest of:
▪
Amount determined in accordance with the formula of R x PS x FAE, where R is 15% per annum based on Mr. Brown’s membership category; PS is the participant’s plan service completed at the date the participant became a frozen member, with fractions of a year in complete days counting pro-rata; and FAE is the final pensionable earnings of the participant determined on the date of calculation/retirement, subject to a maximum of 7 x FAE;

▪
Twice the participant’s own basic contribution account; and

▪
Minimum requisite benefit under the Australian SG Act.

Mr. Brown does not accrue additional benefits with respect to his service or compensation earned or paid in 2023, other than an annual salary adjustment of 3% to reflect the passage of time.
			Mr. Brown is 100% vested.	Account balance is paid in a lump sum at termination of employment.	Eligibility at age 55 for full normal retirement benefit.
66      ECOLAB PROXY STATEMENT 2024

Executive Compensation
NON-QUALIFIED DEFERRED COMPENSATION FOR 2023
NAME	EXECUTIVE CONTRIBUTIONS IN LAST FY(1) ($)	REGISTRANT CONTRIBUTIONS IN LAST FY(2) ($)	AGGREGATE EARNINGS IN LAST FY ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FY(3) ($)
Christophe Beck (PEO)	371,600	278,700	469,965	0	2,420,933
Scott D. Kirkland (PFO)	36,600	27,450	38,585	0	294,863
Darrell R. Brown	162,236	121,677	76,251	0	606,732
Machiel Duijser	95,351	71,513	9,170	0	87,568
Lanesha T. Minnix	0	0	0	0	0

(1)
Reflects contributions credited to the NEO’s account in the Mirror Savings Plan described below, including deferrals on base salary earned in 2023 and annual cash incentive earned in respect of 2023 (which amounts are included in the Salary and Non-Equity Incentive Plan columns of the “Summary Compensation Table”, at page 58).

(2)
Reflects the Company’s matching contributions on the NEO’s deferral of base salary earned in 2023 and annual cash incentive earned in respect of 2023, which were credited to the NEO’s account in the Mirror Savings Plan described below (which amounts are included in the All Other Compensation column of the “Summary Compensation Table”, at page 58).

(3)
Amounts reported in the aggregate balance at last fiscal year end include the following amounts which were previously reported as compensation to the NEO in the “Summary Compensation Table”: Mr. Beck, $892,976 (Mr. Beck was an NEO in 2015-2017 and 2019-2022); Mr. Brown, $199,765 (Mr. Brown was an NEO in 2018 and 2022-2023), and Mr. Kirkland, $46,550 (Mr. Kirkland was an NEO in 2023). Ms. Minnix was an NEO in 2023 but did not defer any amounts in 2023; Mr. Duijser has not previously been an NEO.

KEY FEATURES OF MIRROR SAVINGS PLAN
PLAN	PLAN DESCRIPTION	BENEFIT FORMULA	VESTING	BENEFIT PAYMENTS	EARLY RETIREMENT PROVISIONS
Mirror Savings Plan
Non-qualified defined contribution deferred compensation and excess benefit plan intended to restore benefits under the Company’s tax-qualified 401(k) plan for certain executives whose benefits under the 401(k) plan are reduced by Internal Revenue Code limits.

▪
Participants may defer 8% of base salary in excess of the Internal Revenue Code compensation limit for tax-qualified plans and up to 100% of annual cash incentive compensation for the calendar year.

▪
Company matching contribution is equal to: (i) 100% of the amount of the NEO’s deferrals that do not exceed 4% of covered compensation, plus (ii) 50% of the NEO’s deferrals that exceed 4% but do not exceed 8% of the NEO’s covered compensation.

▪
Compensation is determined without regard to IRS qualified plan compensation limit.

100% vested.
▪
Normal form is 10-year annual installments at separation from service, with optional forms of benefits of 5-year annual installments or a lump-sum.

▪
Payments of benefits subject to Internal Revenue Code Section 409A to “specified employees” are delayed until 6 months after separation from service, and further delayed in accordance with IRS rules if an executive changes the time or form of payment.

N/A — no early retirement provisions.
An account for Mirror Savings Plan benefits is maintained on the Company’s books in the name of each participating executive. The account is credited with phantom earnings at the same rate as earnings on externally managed investment funds available to participants in the Company’s tax-qualified deferred compensation plans. An executive is allowed to elect the investment fund or funds that will apply and may change the election at any time, provided that an executive officer is not permitted to elect the Company stock fund.
ECOLAB PROXY STATEMENT 2024       67

Executive Compensation
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The Company maintains certain plans, policies, and practices covering NEOs that will require it to provide incremental compensation upon certain types of terminations, including termination due to a change in control of the Company.
Overview
The following discussion describes additional amounts that the Company would pay or provide to an NEO or his or her beneficiaries as a result of termination of employment in each of the following situations: voluntary resignation, discharge for cause, discharge without cause, resignation due to constructive discharge, death or disability, and change in control of the Company. For purposes of this discussion, estimated benefits are calculated as if the termination and/or change in control occurred on December 31, 2023, PBRSU and RSU awards are valued based on the value of a share of the Company’s stock of $198.35, which is the closing price on December 29, 2023, the last business day of the Company’s fiscal year, and option awards are valued based on the difference between $198.35 and the per share exercise price of the respective awards.
As permitted by SEC rules, the following discussion and amounts do not include the payments and benefits that are not enhanced by the termination of employment or change in control. These payments and benefits are referred to hereafter in this discussion as “vested benefits.”
Voluntary Resignation or Retirement
The Company is not obligated to pay any amounts in addition to the NEO’s vested benefits in the event of a voluntary termination of employment, unless the executive’s age and years of service qualify for special provisions applicable for retirement under the plans described below. Two of our NEOs, Mr. Beck, and Mr. Brown, would have been entitled to some or all of such special retirement provisions as of December 31, 2023, as follows:
			ACCELERATED PORTION OF STOCK OPTIONS(3)		ACCELERATED PORTION OF PBRSUs(4)		TOTAL (EXCLUDING RETIREE LIFE INSURANCE) ($)
NAME	ANNUAL CASH INCENTIVE(1) ($)	RETIREE LIFE INSURANCE(2) ($)	NUMBER (#)	VALUE ($)	NUMBER (#)	VALUE ($)
Christophe Beck (PEO)	3,731,250	750,000	90,660	3,518,616	38,663	7,668,806	14,918,672
Darrell R. Brown	1,570,453	—	28,212	1,172,889	11,562	2,293,323	5,036,665

(1)
If termination is after age 55 and completion of at least three years of service, the executive would receive their earned annual cash incentive under the Company’s annual cash incentive program as reported in the Non-Equity Incentive Plan Compensation column of the “Summary Compensation Table” at page 58.

(2)
Certain elected corporate officers, including Mr. Beck, who terminate employment at or after: (i) attaining age 55 and completing at least ten years of service or (ii) attaining age 65 are covered by an executive life insurance policy. Under the program, the beneficiary of the retired executive is entitled to a death benefit equal to two times the executive’s average compensation for the five consecutive years of employment preceding retirement which yields the highest average compensation, subject to the maximum of $750,000.

(3)
If termination is after: (i) age 55 and (ii) completion of at least five years of service, the NEO would be entitled to accelerated vesting for options held at least six months and an extended, post-retirement exercise period of five years (or the remaining term of the options, if shorter). Otherwise, all options may be exercised at any time during the three months after termination of employment, but not beyond the original ten-year term of the option. The closing stock price on December 29, 2023, the last business day of the Company’s fiscal year, of $198.35, is below the exercise price of certain stock options that would be accelerated and which are reported as having no intrinsic value, as follows: Mr. Beck, 20,083 options, and Mr. Brown, 4,686 options.

(4)
If termination is after: (i) age 55 and (ii) completion of at least five years of service, service-vesting conditions with respect to PBRSU awards held at least six months will be deemed satisfied, but vesting remains subject to the attainment of performance goals. The listed value of the accelerated vesting of the PBRSUs for each of the NEOs assumes full attainment of performance goals, payment after the end of the performance period, and a stock price of $198.35.

68      ECOLAB PROXY STATEMENT 2024

Executive Compensation
Discharge for Cause
The Company is not obligated to pay any amounts in addition to the NEO’s vested benefits in the event of a termination of employment for cause as defined under the Company’s stock incentive plans. Certain elected corporate officers, including Mr. Beck, with qualifying age and years of service would receive coverage under the retiree life insurance program described in the above section entitled “Voluntary Resignation.”
Death or Disability
In the event of a termination as a result of death or disability, the NEO or his or her beneficiaries would be entitled to the following benefits in addition to his or her vested benefits:
	EXECUTIVE LONG-TERM DISABILITY BENEFITS(1) ($ PER MONTH)	EXECUTIVE LIFE INSURANCE(2) ($)	ANNUAL CASH INCENTIVE(3)	ACCELERATED PORTION OF STOCK OPTIONS(4)		ACCELERATED PORTION OF PBRSUs(5) AND RSUs(6)		TOTAL (EXCLUDING EXECUTIVE LIFE INSURANCE AND LONG-TERM DISABILITY BENEFITS) ($)
NAME				NUMBER (#)	VALUE ($)	NUMBER(7) (#)	VALUE(7) ($)
Christophe Beck (PEO)	35,000	9,000,000	3,731,250	171,002	4,106,720	69,996	13,883,707	21,721,677
Scott D. Kirkland (PFO)	35,000	—	1,570,453	56,123	1,518,724	22,658	4,494,214	7,583,391
Darrell R. Brown	35,000	—	1,570,453	52,315	1,349,323	20,962	4,157,813	7,077,589
Machiel Duijser	31,250	—	906,887	35,239	949,045	27,431	5,440,939	7,296,871
Lanesha T. Minnix	32,500	—	1,086,980	28,212	836,966	15,940	3,161,699	5,085,645

(1)
Certain executives who become “disabled” will, following a 180-day elimination period, receive payments from the Company equal to 60% of his or her base salary and annual cash incentive, reduced by the benefit paid under the Company’s insured long-term disability plan available to all full-time employees (which is limited to $15,000 per month). Total disability benefits are limited to $35,000 per month.

(2)
Mr. Beck is covered by an executive life insurance policy which provides his beneficiary with an insured basic executive death benefit equal to three times base salary and target annual cash incentive for the year preceding the death, subject to a maximum benefit of $9,000,000; for an accidental death, an additional amount equal to the lesser of the death benefit or $6,000,000; for a death while on Company business, an additional amount equal to the lesser of three times annual compensation for the year preceding the death or $6,000,000.

(3)
In the event of the executive’s death or disability, the NEO would receive their earned annual cash incentive under the Company’s annual cash incentive program as reported in the Non-Equity Incentive Plan Compensation column of the “Summary Compensation Table” at page 58.

(4)
If employment terminates as a result of death or disability, the vesting of options is accelerated and the post-death/disability exercise period is extended to five years (or the remaining term of the options, if shorter). The closing stock price on December 29, 2023, the last business day of the Company’s fiscal year, of $198.35, is below the exercise price of certain stock options that would be accelerated and which are reported as having no intrinsic value, as follows: Mr. Beck, 20,083 options, Mr. Brown, 4,686 options, and Mr. Duijser, 4,017 options, Mr. Kirkland, 5,858 options.

(5)
If employment terminates as a result of death or disability, service-based vesting conditions on PBRSUs will be deemed satisfied, but vesting remains subject to attainment of performance goals. The listed value of the accelerated vesting of the PBRSUs for each of the NEOs assumes full attainment of performance goals, payment after the end of the performance period, and a stock price of $198.35.

(6)
If employment terminates as a result of death or disability, the vesting of RSU awards is accelerated.

(7)
Amounts are with respect to PBRSUs for Messrs. Beck, Brown, and Kirkland, and PBRSUs and RSUs for Ms. Minnix (10,558 PBRSUs/$2,094,179 and 5,382 RSUs/$1,067,520), and Mr. Duijser (14,319 PBRSUs/$2,840,174 and 13,112 RSUs/$2,600,765).

Discharge Not for Cause: Resignation Due to Constructive Discharge
The Company negotiates separation arrangements on a case-by-case basis if an executive’s employment is terminated involuntarily without cause or if the executive resigns as a result of a constructive discharge. Any such negotiated settlement would be conditioned on the executive signing a general release and waiver of claims against the Company and would typically require compliance with confidentiality and non-compete restrictions. Cash separation payments will generally be made in equal installments over regular payroll periods.
In addition, the Compensation & Human Capital Management Committee may, at its discretion, accelerate the vesting of PBRSU and RSU awards. The PBRSU awards further provide that vesting of the service-based vesting conditions will be
ECOLAB PROXY STATEMENT 2024       69

Executive Compensation
accelerated on a pro-rated basis in the event an executive’s employment is terminated without cause, with payment of the pro-rated award subject to satisfaction of applicable performance criteria.
Furthermore, if an executive’s position, age, and years of service qualify at time of termination, the executive would receive benefits under the same special provisions applicable for retirement as are described in the section entitled “Voluntary Resignation or Retirement” above. As noted in that section, two of our NEOs, Mr. Beck and Mr. Brown, would have been entitled to such special retirement provisions as of December 31, 2023.
	PAYMENTS(1) ($)	STOCK OPTIONS(2)		PBRSUs AND RSUs		TOTAL VALUE ($)
NAME		NUMBER (#)	VALUE ($)	NUMBER (#)	VALUE(3) ($)
Christophe Beck (PEO)	6,500,000	—	—	17,306	3,432,645	9,932,645
Scott D. Kirkland (PFO)	3,200,000	—	—	5,824	1,155,190	4,355,190
Darrell R. Brown	3,200,000	—	—	4,885	968,940	4,168,940
Machiel Duijser	2,187,500	—	—	3,800	753,730	2,941,230
Lanesha T. Minnix	2,405,000	—	—	1,779	352,865	2,757,865

(1)
For purposes of this disclosure, we have assumed that the negotiated settlement includes payment of up to two years’ base salary and target annual cash incentive for each of the NEOs listed.

(2)
At the discretion of the Compensation & Human Capital Management Committee, the vesting of options may be accelerated or extended and the exercise period extended. For purposes of this disclosure, we have assumed that the negotiated settlement does not provide for accelerated vesting of stock options.

(3)
In addition, the Compensation & Human Capital Management Committee may, at its discretion, accelerate the vesting of PBRSU and RSU awards. The PBRSU awards further provide that vesting of the service-based vesting conditions will be accelerated on a pro-rated basis in the event an executive’s employment is terminated without cause, with payment of the pro-rated award subject to satisfaction of applicable performance criteria. For purposes of this disclosure, we have assumed that the negotiated settlement does not provide for any additional acceleration of vesting, other than the pro-rated vesting provided in the PBRSU awards.

Change in Control (Double Trigger)
The Company maintains a Change-in-Control Severance Compensation Policy (the “Policy”) which applies to elected officers (other than assistant officers) of the Company, including each NEO. The Policy provides for benefits if, within two years following a change in control, the officer’s employment with the Company is terminated without Just Cause (as defined in the Policy) or the officer voluntarily terminates employment for Good Reason (as defined in the Policy), conditioned on the executive’s execution of a general release and waiver of claims. The Policy does not provide a gross-up for the 280G excise tax. However, the Policy does provide for a reduction of payments if the Policy results in higher after-tax income to the participant due to 280G excise tax.
The Company’s stock incentive plans also provide for certain benefits at change in control as defined in those plans. Unless an outstanding option, PBRSU award or RSU award is continued, assumed, or replaced by the Company or the surviving or successor entity in connection with the change in control, or if such option or award is continued, assumed or replaced but an executive’s employment or other service is terminated without Cause or is terminated by the executive for Good Reason within two years after the change in control, then:
(i)
each of the executive’s outstanding options will become exercisable in full and remain exercisable for the remaining term of the option,

(ii)
each of the holder’s unvested RSU awards and PBRSU awards will fully vest, and

(iii)
any performance goals applicable to the holder’s PBRSU awards will be deemed to have been satisfied to the target level of performance.

However, in the event the awards are not continued, assumed or replaced by the Company or the surviving or successor entity, the Compensation & Human Capital Management Committee may elect to terminate such options or awards in exchange for a payment with respect to each option or award in an amount equal to the excess, if any, between the fair market value of the shares subject to the option or award immediately prior to the effective date of such change in control (which may be the fair market value of the consideration to be received in the change-in-control transaction for the same number of shares) over the aggregate exercise price (if any) for the shares subject to such option or award (or, if there is not excess, such option or award may be terminated without payment).
70      ECOLAB PROXY STATEMENT 2024

Executive Compensation
The table below summarizes the maximum additional payments the Company would be obligated to make if a qualifying termination in connection with a change in control occurred on December 31, 2023.
	SEVERANCE PAYMENTS					EQUITY AWARDS				TOTAL POTENTIAL VALUE(8) ($)
					(A)	(B)		(C)
	CASH LUMP SUM(1) ($)	ACCELERATED PORTION OF PENSION(2) ($)	OUTPLACEMENT SERVICE FEES(3) ($)	HEALTH INSURANCE PREMIUMS(4) ($)	TOTAL SEVERANCE PAYMENTS ($)	ACCELERATED PORTION OF STOCK OPTIONS		ACCELERATED PORTION OF PBRSU AND RSU AWARDS
NAME						NUMBER(5) (#)	VALUE(6) ($)	NUMBER (#)	VALUE(7) ($)
Christophe Beck	6,500,000	—	260,000	39,623	6,799,623	171,002	4,106,720	69,996	13,883,707	24,790,050
Scott D. Kirkland	3,200,000	—	160,000	39,623	3,399,623	56,123	1,518,724	22,658	4,494,214	9,412,561
Darrell R. Brown	3,200,000	—	160,000	29,174	3,389,174	52,315	1,349,323	20,962	4,157,813	8,896,310
Machiel Duijser	2,187,500	—	125,000	43,256	2,355,756	35,239	949,045	27,431	5,440,939	8,745,740
Lanesha T. Minnix	2,405,000	—	130,000	39,623	2,574,623	28,212	836,966	15,940	3,161,699	6,573,288

(1)
Cash severance payment equal to: (i) two times the sum of the officer’s base salary plus target annual cash incentive; plus (ii) a pro-rated portion of the target annual cash incentive for the year of termination.

(2)
Represents that portion of the actuarial present value of accumulated pension benefits reported in the “Pension Benefits for 2023” table at page 64 which would become payable upon a change in control as a result of acceleration of vesting.

(3)
Up to 20% of base salary.

(4)
Subsidy on medical and dental continuation costs for 18 months based on premiums and elections in effect in December 2023.

(5)
Total number of unvested options as of December 31, 2023.

(6)
All options may be exercised at any time during the three months (or five years if retirement eligible) after employment after the change in control, but not beyond the original ten-year term of the option. The closing stock price on December 29, 2023, the last business day of the Company’s fiscal year, of $198.35, is below the exercise price of certain stock options that would be accelerated and which are reported as having no intrinsic value, as follows: Mr. Beck, 20,083 options, Mr. Brown, 4,686 options, and Mr. Duijser, 4,017 options, Mr. Kirkland, 5,858 options.

(7)
Represents the value of PBRSU and RSU awards as of December 31, 2023, that would be accelerated at a stock price of $198.35. Amounts are with respect to PBRSUs for Messrs. Beck, Brown and Kirkland, and PBRSUs and RSUs for Ms. Minnix (10,558 PBRSUs/$2,094,179 and 5,382 RSUs/$1,067,520), and Mr. Duijser (14,319 PBRSUs/$2,840,174 and 13,112 RSUs/$2,600,765).

(8)
Represents the sum of amounts in Column (A) Total Severance Payments, (B) Accelerated Portion of Stock Options, and (C) Accelerated Portion of PBRSU and RSU Awards.

ECOLAB PROXY STATEMENT 2024       71

Executive Compensation
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K promulgated under the Exchange Act, we are providing the following information about the relationship between executive compensation actually paid and certain measures of financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the “Compensation Discussion and Analysis” beginning at page 40.
For purposes of the tables below, the principal executive officer (“PEO”) and non-PEO named executive officers for 2020, 2021, 2022 and 2023 are the following:
YEAR	PEO	NON-PEO NAMED EXECUTIVE OFFICERS
2023	Christophe Beck	Scott D. Kirkland, Darrell R. Brown, Machiel Duijser, and Lanesha T. Minnix
2022	Christophe Beck	Scott D. Kirkland, Lanesha T. Minnix, Laurie M. Marsh, and Darrell R. Brown
2021	Christophe Beck	Daniel J. Schmechel, Angela M. Busch, Timothy P. Mulhere, and Douglas M. Baker, Jr.
2020	Douglas M. Baker, Jr.	Daniel J. Schmechel, Christophe Beck, Machiel Duijser and Elizabeth A. Simermeyer
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
	SUMMARY COMPENSATION TABLE TOTAL FOR PEO(1) ($)	COMPENSATION ACTUALLY PAID TO PEO(2) ($)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NAMED EXECUTIVE OFFICERS(3) ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NAMED EXECUTIVE OFFICERS(4) ($)	VALUE OF FIXED $100 INVESTMENT BASED ON:		NET INCOME(7) ($ MILLIONS)	ADJUSTED EPS(8) ($)
YEAR					TOTAL SHAREHOLDER RETURN(5) (#)	PEER GROUP TOTAL SHAREHOLDER RETURN(6) ($)
2023	15,547,055	22,727,541	5,005,743	7,106,251	107.41	151.73	1,372.3	5.21
2022	8,720,419	2,627,030	4,044,487	2,631,032	77.87	134.30	1,091.7	4.49
2021	8,365,888	10,099,689	3,082,720	4,579,856	123.79	151.89	1,129.9	4.69
2020	16,905,180	18,110,719	5,434,441	5,377,090	113.17	119.36	(1,205.1)	4.02

(1)
The dollar amounts reported in column (B) are the amounts of total compensation reported for the PEO for each corresponding year in the “Total” column of the “Summary Compensation Table” at page 58.

(2)
The dollar amounts reported in column (C) represent the amount of “compensation actually paid” to the PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO’s total compensation for each year to determine the compensation actually paid:

YEAR	REPORTED SUMMARY COMPENSATION TABLE TOTAL FOR PEO ($)	REPORTED VALUE OF EQUITY AWARDS(a) ($)	EQUITY AWARD ADJUSTMENTS(b) ($)	REPORTED CHANGE IN THE ACTUARIAL PRESENT VALUE OF PENSION BENEFITS(c) ($)	PENSION BENEFIT ADJUSTMENTS(d) ($)	COMPENSATION ACTUALLY PAID TO PEO ($)
2023	15,547,055	(9,930,288)	17,279,060	(195,936)	27,650	22,727,541
2022	8,720,419	(7,531,081)	1,398,052	0	39,640	2,627,030
2021	8,365,888	(5,750,129)	7,440,403	0	43,527	10,099,689
2020	16,905,180	(10,854,129)	16,619,383	(4,601,533)	41,818	18,110,719

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the “Summary Compensation Table” for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following:

(i)
the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;

(ii)
the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;

(iii)
for awards that are granted and vest in same applicable year, the fair value as of the vesting date;

(iv)
for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value;

(v)
for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and

72      ECOLAB PROXY STATEMENT 2024

Executive Compensation
(vi)
the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year.

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:
YEAR	YEAR END FAIR VALUE OF EQUITY AWARDS ($)	YEAR OVER YEAR CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS ($)	FAIR VALUE AS OF VESTING DATE OF EQUITY AWARDS GRANTED AND VESTED IN THE YEAR ($)	YEAR OVER YEAR CHANGE IN FAIR VALUE OF EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED IN THE YEAR ($)	FAIR VALUE AT THE END OF THE PRIOR YEAR OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS IN THE YEAR ($)	VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON STOCK OR OPTION AWARDS NOT OTHERWISE REFLECTED IN FAIR VALUE OR TOTAL COMPENSATION ($)	TOTAL EQUITY AWARD ADJUSTMENTS ($)
2023	10,534,522	4,750,990	—	1,993,548	—	—	17,279,060
2022	7,843,382	(4,114,803)	—	(2,330,527)	—	—	1,398,052
2021	6,429,092	897,867	—	113,444	—	—	7,440,403
2020	10,538,992	2,677,081	—	3,403,310	—	—	16,619,383

(c)
The amounts included in this column are the amounts reported in “Change in Pension and Non-Qualified Deferred Compensation” column of the “Summary Compensation Table” for each applicable year.

(d)
The total pension benefit adjustments for each applicable year include the aggregate of two components:

(i)
the actuarially determined service cost for services rendered by the PEO during the applicable year (the “service cost”); and

(ii)
the entire cost of benefits granted in a plan amendment (or initiation) during the applicable year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation (the “prior service cost”), in each case, calculated in accordance with U.S. GAAP.

The amounts deducted or added in calculating the pension benefit adjustments are as follows:
YEAR	SERVICE COST ($)	PRIOR SERVICE COST ($)	TOTAL PENSION BENEFIT ADJUSTMENTS ($)
2023	27,650	—	27,650
2022	39,640	—	39,640
2021	43,527	—	43,527
2020	41,818	—	41,818

(3)
The dollar amounts reported in column (D) represent the average of the amounts reported for the Company’s non-PEO NEOs as a group in the “Total” column of the “Summary Compensation Table” in each applicable year.

(4)
The dollar amounts reported in column (E) represent the average amount of “compensation actually paid” to the non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the non-PEO NEOs as a group for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

YEAR	AVERAGE REPORTED SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS ($)	AVERAGE REPORTED VALUE OF EQUITY AWARDS ($)	AVERAGE EQUITY AWARD ADJUSTMENTS(a) ($)	AVERAGE REPORTED CHANGE IN THE ACTUARIAL PRESENT VALUE OF PENSION BENEFITS ($)	AVERAGE PENSION BENEFIT ADJUSTMENTS(b) ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS ($)
2023	5,005,743	(2,810,303)	4,938,491	(42,312)	14,633	7,106,251
2022	4,044,487	(2,919,197)	1,494,256	(5,384)	16,870	2,631,032
2021	3,082,720	(1,594,538)	3,073,423	0	18,251	4,579,856
2020	5,434,441	(3,078,907)	3,700,875	(821,580)	142,261	5,377,090
ECOLAB PROXY STATEMENT 2024       73

Executive Compensation
(a)
The amounts deducted or added in calculating the equity award adjustments are as follows:

YEAR	AVERAGE YEAR END FAIR VALUE OF EQUITY AWARDS ($)	YEAR OVER YEAR AVERAGE CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS ($)	AVERAGE FAIR VALUE AS OF VESTING DATE OF EQUITY AWARDS GRANTED AND VESTED IN THE YEAR ($)	YEAR OVER YEAR AVERAGE CHANGE IN FAIR VALUE OF EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED IN THE YEAR ($)	AVERAGE FAIR VALUE AT THE END OF THE PRIOR YEAR OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS IN THE YEAR ($)	AVERAGE VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON STOCK OR OPTION AWARDS NOT OTHERWISE REFLECTED IN FAIR VALUE OR TOTAL COMPENSATION ($)	TOTAL AVERAGE EQUITY AWARD ADJUSTMENTS ($)
2023	3,085,820	1,338,182	—	514,489	—	—	4,938,491
2022	2,931,884	(721,836)	—	(715,792)	—	—	1,494,256
2021	1,788,525	976,574	—	308,324	—	—	3,073,423
2020	3,084,855	296,176	—	319,844	—	—	3,700,875

(b)
The amounts deducted or added in calculating the pension benefit adjustments are as follows:

YEAR	AVERAGE SERVICE COST ($)	AVERAGE PRIOR SERVICE COST ($)	TOTAL AVERAGE PENSION BENEFIT ADJUSTMENTS ($)
2023	14,633	—	14,633
2022	16,870	—	16,870
2021	18,251	—	18,251
2020	142,261	—	142,261

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)
The peer group reflected for 2023 is the S&P 500 Materials Index and the peer group reflected for 2020-2022 is our compensation peer group from those years. In an effort to provide a more general comparison to companies in our sector and minimize year-over-year variability in the peer group, we have transitioned from use of our compensation peer group to the S&P 500 Materials Index for purposes of our peer TSR calculations. The table below provides a comparison of the Company’s cumulative total return with that of both the S&P 500 Materials Index and the previous peer group.

	1-Year TSR 12/31/19 - 12/31/20	2-Year TSR 12/31/19 - 12/31/21	3-Year TSR 12/31/19 - 12/31/22	4-Year TSR 12/31/19 - 12/31/23
Ecolab Inc.	$113.17	$123.79	$77.87	$107.41
S&P 500 Materials Index	$120.73	$153.67	$134.82	$151.73
Previous Peer Group	$119.36	$151.89	$134.30	$154.95
The previous peer group was comprised of the following 21 comparison companies used by the Company for compensation benchmarking for the years 2020-2022:
3M Company	Dover Corp.	Emerson Electric Co.	PPG Industries Inc.
Air Products and Chemicals, Inc.	Dow Inc.	General Mills, Inc.	Republic Services Inc.
Celanese Corporation	DuPont de Nemours Inc.	Illinois Tool Works Inc.	Roper Technologies Inc.
Cintas Corporation	Eastman Chemical Co.	Linde plc	Sherwin-Williams Co.
Clorox Co.	Eaton Corporation plc	LyondellBasell Industries NV	Waste Management Inc.
Danaher Corp.

(7)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year. The amount of net income for 2020 reflects a loss from discontinued operations, net of tax, of $2,172.5 million.

(8)
Our non-GAAP adjusted financial measure for diluted earnings per share excludes the impact of special (gains) and charges and the impact of discrete tax items. We include items within special (gains) and charges and discrete tax items that we believe can significantly affect the period-over-period assessment of operating results and not necessarily reflect costs associated with historical trends and future results. After tax special (gains) and charges are derived by applying the applicable local jurisdictional tax rate to the corresponding pre-tax special (gains) and charges.

74      ECOLAB PROXY STATEMENT 2024

Executive Compensation
FINANCIAL PERFORMANCE MEASURES
As described in greater detail in the “Compensation Discussion and Analysis,” the Company’s compensation programs are designed to enable us to attract and retain the leadership talent that is necessary to successfully manage our strong earnings growth and return on invested capital objectives, while balancing necessary investment in the businesses in order to achieve attractive, long-term shareholder returns. As required by Item 402(v) of Regulation S-K, the following is a list of performance measures, which in our assessment represents the most important performance measures used by the Company to link compensation actually paid to the Company’s NEOs for 2023:
▪ Adjusted diluted earnings per share
▪ Organic return on invested capital
▪ Weighted average business unit operating income*
▪ Weighted average business unit sales*
▪ Relative total shareholder return

*
Commercial average component of Enterprise Goal described under the heading “Annual Cash Incentives” of the Compensation Discussion and Analysis beginning at page 40.

ECOLAB PROXY STATEMENT 2024       75

Executive Compensation
DESCRIPTION OF RELATIONSHIPS BETWEEN INFORMATION PRESENTED
In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

COMPENSATION ACTUALLY PAID AND CUMULATIVE TSR
Compensation Actually Paid ($ in millions)
$26.00
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Cumulative TSR (value of initial $100 investment)
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
$18.11
$5.38
$113.17
$10.10
$4.58
$123.79
$2.63
$2.63
$77.87
$22.73
$7.11
$107.41
2020
2021
2022
2023
Current PEO
Average for Non-PEO NEOs
TSR

COMPENSATION ACTUALLY PAID AND NET INCOME
Compensation Actually Paid ($ in millions)
Net Income ($ in millions)
$26.00
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$2,000.00
$1,500.00
$1,000.00
$500.00
$0.00
-$500.00
-$1,000.00
-$1500.00
$18.11
$5.38
-$1,205.10
$10.10
$4.58
$1,129.90
$2.63
$2.63
$1,091.70
$22.73
$7.11
$1,372.30
2020
2021
2022
2023
Current PEO
Average for Non-PEO NEOs
Net Income (millions)

76      ECOLAB PROXY STATEMENT 2024

Executive Compensation

COMPENSATION ACTUALLY PAID AND ADJUSTED EPS
Compensation Actually Paid ($ in millions)
Adjusted EPS
$26.00
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.0
$18.11
$5.38
$4.02
$10.10
$4.58
$4.69
$2.63
$2.63
$4.49
$22.73
$7.11
$5.21
2020
2021
2022
2023
Current PEO
Average for Non-PEO NEOs
Adjusted EPS

CUMULATIVE TSR OF THE COMPANY AND CUMULATIVE TSR OF THE S&P 500 MATERIALS INDEX AND THE PEER GROUP
$175.00
$150.00
$125.00
$100.00
$75.00
$50.00
$25.00
$0.00
Cumulative TSR
(value of initial $100 investment)
$120.73
$119.36
$113.17
$153.67
$151.89
$123.79
$134.82
$134.30
$77.87
$154.95
$151.73
$107.41
1-Year TSR
12/31/19 - 12/31/20
2-Year TSR
12/31/19 - 12/31/21
3-Year TSR
12/31/19 - 12/31/22
4-Year TSR
12/31/19 - 12/31/23
Ecolab Inc.
S&P 500 Materials Index
Peer Group

ECOLAB PROXY STATEMENT 2024       77

Executive Compensation
PAY RATIO DISCLOSURE
For the year ended December 31, 2023, the annual total compensation for our CEO was $15,547,055, as reported in the final column of the “Summary Compensation Table” at page 58, and the annual total compensation for our global median employee was $49,177, calculated in accordance with the rules applicable to the “Summary Compensation Table”. For the year ended December 31, 2023, the annual total compensation for our CEO was 316 times the annual total compensation for our global median employee.

For purposes of identifying our global median employee in 2023, we used our global employee population as of November 1, 2023, which consisted of 53,048 total global employees, of whom 19,418 were employed in the United States and 33,630 were employed in foreign jurisdictions. As permitted by SEC rules, we excluded leased employees and independent contractors, as well as 2,599 employees in the following foreign jurisdictions:

COUNTRY	NUMBER OF EMPLOYEES
Lebanon	1
Suriname	1
Antigua and Barbuda	2
Jordan	2
Tunisia	4
Guam	7
Tanzania	19
COUNTRY	NUMBER OF EMPLOYEES
Uganda	23
El Salvador	26
Nicaragua	28
Ukraine	35
Honduras	40
Pakistan	74

COUNTRY	NUMBER OF EMPLOYEES
Venezuela	86
Malta	103
Vietnam	122
Egypt	202
Philippines	858
Indonesia	966

After giving effect to these exclusions, the number of global employees from which our global median employee was identified was 50,449. To identify the median employee, we first calculated the sum of base salary and target bonus for the global population. We annualized this amount for global employees who commenced employment during that period. For global employees paid in currencies other than U.S. dollars, we converted to U.S. dollars using treasury rates as of September 30, 2023. Upon calculating the median amount of compensation utilizing this methodology, we applied statistical sampling with the assistance of an outside expert to identify the population of global employees with compensation within a 5 percent range around the median. From this population of employees, we identified a median employee and then calculated their total annual compensation.
We believe the pay ratio presented above is a reasonable estimate calculated in a manner consistent with applicable SEC rules. Because the SEC rules for identifying the global median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above.
78      ECOLAB PROXY STATEMENT 2024

Audit-Related Matters
PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2024.
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent auditors. The Audit Committee assesses the independent auditor annually, and considers many factors, including:
▪
the firm’s independence and process for monitoring and maintaining its independence,

▪
the capabilities of the firm’s personnel and key members of the engagement team,

▪
how well the firm meets agreed objectives for the audit,

▪
the firm’s responsiveness,

▪
the firm’s objectivity,

▪
their knowledge of our business,

▪
their status as a registered public accounting firm with the Public Company Accounting Oversight Board (United States) (“PCAOB”) as required by the Sarbanes-Oxley Act of 2002 and the Rules of the PCAOB,

▪
the reasonableness of the fees for the engagement, and

▪
the quality and frequency of communication with the Company and the Audit Committee.

The Audit Committee requires the lead engagement partner to rotate periodically, and no less frequently than every five years, to support their independence.
After assessing the qualifications, performance, and independence of PricewaterhouseCoopers LLP (“PwC”), which has served as this Company’s independent auditor since 1970, the Audit Committee appointed PwC as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2024, and to perform other appropriate services. The Audit Committee considered a number of factors in determining whether to re-engage PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2024, including:
▪
the firm’s professional qualifications and resources,

▪
the firm’s past performance,

▪
the firm’s capabilities in handling the breadth and complexity of our business,

▪
the length of time the firm has served in this role, and

▪
the potential impact of changing independent auditors which may include loss of efficiencies.

Representatives of PwC are expected to be present at our Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
PwC has provided professional services to the Company in 2023, the aggregate fees and expenses of which are reported at page 81.

The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2024.
Although stockholder ratification of the appointment of our independent registered public accounting firm is not required, the Board believes it is a matter of good governance to submit the appointment of PwC for stockholder consideration and ratification. If the appointment of PwC is not ratified, the Audit Committee will reconsider the matter, but will not be required to change its decision to appoint PwC as independent registered public accounting firm. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR ratification of the appointment of PwC.

ECOLAB PROXY STATEMENT 2024       79

Audit-Related Matters
AUDIT COMMITTEE REPORT
Our Audit Committee is comprised of the members listed below, each of whom the Board has determined to be independent under the NYSE listing standards, SEC rules, and our Corporate Governance Principles, and each of whom is financially literate as defined under NYSE listing standards. The Board has determined that Mses. McKibben and Reich and Messrs. MacLennan and Nowell each qualify as audit committee financial experts as defined by SEC rules. The Audit Committee operates under a written Charter and the functions of the Committee are described under the heading “Board Committees — Audit Committee” at page 25 hereof. The Audit Committee’s Charter recognizes that it is the responsibility of management to prepare the Company’s financial statements in accordance with Accounting Principles Generally Accepted in the United States of America and to maintain an effective system of financial control; and that it is the responsibility of the independent auditors to plan and conduct the annual audit and express their opinion on the consolidated financial statements in accordance with professional standards. As recognized in the Charter, the Committee’s responsibilities include overseeing the work of the participants in the financial reporting and control process. The Audit Committee meets periodically with management, including with the Company employee primarily responsible for preparing financial statements, the employee primarily responsible for internal audit activities, the Company’s Chief Compliance Officer, and also meets periodically with the Company’s registered public accounting firm, PwC.
The Audit Committee has:
(i)
reviewed and discussed the audited consolidated financial statements of the Company as of December 31, 2023, and for the year then ended (the “Financial Statements”) with management which has represented that the Financial Statements were prepared in accordance with Accounting Principles Generally Accepted in the United States of America,

(ii)
discussed the Financial Statements with PwC (our independent registered public accounting firm), including the matters required to be discussed by the applicable requirements of the PCAOB and SEC, and

(iii)
received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with PwC their independence.

The Committee has also considered and determined that PwC’s provision of non-audit services as described below under the heading “Audit Fees” do not compromise PwC’s independence.
Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.
THE AUDIT COMMITTEE
Lionel L. Nowell III (Chair)	Judson B. Althoff	Shari L. Ballard	David W. MacLennan	Tracy B. McKibben	Victoria J. Reich	Suzanne M. Vautrinot
Dated: February 21, 2024
80      ECOLAB PROXY STATEMENT 2024

Audit-Related Matters
AUDIT FEES
The following table presents fees for professional services rendered by PwC for the years ended December 31, 2023 and 2022.
	YEAR ENDED
FEE CATEGORY	2023 ($)	2022 ($)
Audit fees(1)	14,843,500	11,851,700
Audit-related fees(2)	228,459	136,300
Tax fees(3)	7,562,000	3,327,000
All other fees(4)	900	3,200
Total	22,634,859	15,318,200

(1)
Fees and expenses paid to PwC for:

(i)
annual audit (annual audit and quarterly reviews of the consolidated financial statements required to be performed in accordance with generally accepted auditing standards);

(ii)
404 attestation services (attestation services relating to the report on the Company’s internal controls as specified in Section 404 of the Sarbanes-Oxley Act);

(iii)
statutory audits (statutory audits or financial audits for subsidiaries or affiliates required to be performed in accordance with local regulations);

(iv)
regulatory financial filings (services associated with SEC registration statements, periodic reports, and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents) and assistance in responding to SEC comment letters);

(v)
incremental audit procedures related to acquisitions or other transactions; and

(vi)
consultations on accounting and disclosure matters.

(2)
Fees and expenses paid to PwC for:

(i)
agreed-upon procedures (agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory matters);

(ii)
attest services; and

(iii)
employee benefit plan audits (financial statement audits of pension and other employee benefit plans).

(3)
Fees and expenses paid to PwC for:

(i)
U.S. federal, state, and local tax advice (assistance with tax audits, technical interpretations, applicable laws and regulations, tax advice on mergers, acquisitions and restructurings), and compliance (preparation and/or review of tax returns including sales and use tax, excise tax, income tax, and property tax; consultation regarding applicable handling of items for tax returns, required disclosures, elections, and filing positions available to the Company);

(ii)
international non-U.S. tax compliance (preparation and review of income, local, VAT, and GST tax returns or other tax filings, required disclosures, elections and filing positions available to the Company), and international non-U.S. tax advice (assistance with tax examinations (but not legal or other representation in tax courts or agencies), advice on various matters including foreign tax credit, foreign income tax, foreign earnings and profits, U.S. treatment of foreign subsidiary income, VAT, GST, excise tax or equivalent taxes in the jurisdiction, and tax advice on restructurings, mergers, and acquisitions); and

(iii)
transfer pricing (advice and assistance with respect to transfer pricing matters, including preparation of reports used by the Company to comply with taxing authority documentation requirements regarding royalties and inter-company pricing and assistance with tax exemptions).

(4)
This category includes fees for technical accounting publications and subscriptions.

All of the professional services provided by PwC in 2023 and 2022 were approved or pre-approved in accordance with policies and procedures of the Audit Committee and the Company. The Audit Committee has pre-approved projects for certain permissible non-audit services. Under the policies and procedures, requests for pre-approvals of permissible non-audit services must be accompanied by detailed documentation regarding specific services to be provided. The policies and procedures specify that:
▪
annual pre-approval of the audit engagement (including internal control attestation) is required;

▪
the independent auditor may not provide prohibited services;

▪
annual pre-approval is provided for employee benefit plan audits and special audits, as well as other attestation services;

▪
management and the independent auditors report to the Committee on all non-audit service projects and related fees;

▪
all services and fees are reviewed annually; and

▪
the Committee Chair has been delegated authority to approve specific permissible non-audit service projects and fees to ensure timely handling of unexpected matters.

Examples of permissible non-audit services under the policy include:
▪
merger/acquisition due diligence services;

▪
attest services;

▪
tax compliance, filings, and returns; and

▪
tax planning services, provided that such services are limited to projects having “known or accepted” outcomes.

ECOLAB PROXY STATEMENT 2024       81

Stockholder Proposal
PROPOSAL 4 — STOCKHOLDER PROPOSAL REGARDING AN INDEPENDENT BOARD CHAIR POLICY	The Board of Directors unanimously recommends that you vote AGAINST this stockholder proposal.
Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, who owns no fewer than 100 shares of our Common Stock, has requested that the following proposal be included in this proxy statement and voted on at the Annual Meeting. The Company disclaims any responsibility for the accuracy or content of this proposal, which is presented in the form received from the proponent in accordance with SEC rules.
After careful consideration, the Board of Directors unanimously recommends that you vote AGAINST the stockholder proposal set forth below.
STOCKHOLDER PROPOSAL
Proposal 4 — Independent Board Chairman
Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO as follows:
Whenever possible, the Chairman of the Board shall be an Independent Director.
The Board has the discretion to select a Temporary Chairman of the Board who is not an Independent Director to serve while the Board is seeking an Independent Chairman of the Board on an accelerated basis
This policy could be phased in when there is a leadership transition.
This proposal topic won 52% support at Boeing and 54% support at Baxter International. Boeing then adopted this proposal topic in June 2020. The roles of Chairman and CEO are fundamentally different and should be held by 2 directors, a CEO and a Chairman who is completely independent of the CEO and our company. This proposal won 45% shareholder support at the 2023 Ecolab annual meeting. This laws more than double the support it received previously.
Meanwhile executive pay was rejected by 32% of the vote when a 5% rejection is often the norm at well performing companies. And Mr. John Zillmer, chair of the executive pay committee was rejected by 38% of the vote. The 45% support for this proposal in 2023 and the 32% rejection of executive pay were all the more noteworthy since the Board of Directors made a special appeal to shareholders to oppose this proposal and to approve executive pay.
According to the 2023 Ecolab proxy Jeffrey Ettinger, the Ecolab Lead Director, does not originate any information, schedules or agendas that are forwarded to other Ecolab directors. A lead director is thus no substitute for an independent board chairman. With the current CEO serving as Chair this means giving up a substantial check and balance safeguard that can only occur with an independent Board Chairman. A lead director cannot call a special shareholder meeting.
A lead director can delegate many details of his lead director duties to others and then simply rubber-stamp it. The Board of Directors has not explained how shareholders can be sure of what goes on in regard to lead director delegation. The Board of Directors failed to publish any comparison of the duties of an Ecolab Chairman compared to the duties of a lead director.
82      ECOLAB PROXY STATEMENT 2024

Stockholder Proposal
One of the primary functions of an independent chairman of the Board is to manage the Board of Directors which is lacking at Ecolab since director John Zillmer, with 18 years on the ECL Board, was rejected by a 38% vote
The increased complexities of companies of more than $45 Billion in market capitalization, like Ecolab, demand that 2 persons fill the 2 most important jobs in the company.
Please vote yes:
Independent Board Chairman — Proposal 4

RECOMMENDATION OF THE BOARD OF DIRECTORS

After careful consideration, our Board of Directors unanimously recommends that you vote AGAINST this proposal because of our commitment to independent board leadership (including a robust Lead Independent Director role) and the Board’s belief that the Company and our stockholders are best served by a flexible policy that allows the Board to determine the leadership structure that best meets the needs of the Company and its stockholders at any given time.

OUR COMMITMENT TO INDEPENDENT BOARD LEADERSHIP
The Board of Directors strongly believes that independent board oversight is vital. As a result, under our corporate governance framework, our Lead Director and independent directors have strong oversight of management and the Company’s governance and effectively oversee management and key issues facing our Company.
Robust Lead Director Role.   Our Corporate Governance Principles require an independent Lead Director at any time when the Chairman also holds the office of Chief Executive Officer (“CEO”) or is otherwise not independent. Further, our Corporate Governance Principles provide that, as a guideline, the Lead Director role should rotate every four to six years to continuously bring new independent perspectives to that role.
Our Lead Director is elected annually by a majority of the independent directors after recommendation of the fully independent Governance Committee. The Lead Director has a clearly defined and robust role in managing the Board.

Robust Responsibilities and Powers of the Lead Director
▪
Calling meetings of the independent directors.

▪
Presiding over meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, which occur at every regularly scheduled meeting of the Board.

▪
Acting as a liaison between the Chairman and the independent directors.

▪
Reviewing and approving meeting schedules to assure there is sufficient time for discussion of agenda items.

▪
Reviewing and approving information sent to the directors.

▪
Reviewing and approving meeting agendas and participants at meetings of the Board.

▪
Engaging with stockholders in appropriate circumstances.

Our Corporate Governance Principles provide that the Lead Director should rotate every four to six years, which promotes the Lead Director’s independence. In accordance with our Corporate Governance Principles, the independent directors appointed David MacLennan as Lead Director in May 2023.
Independent Director Oversight.   Currently, all of our directors, with the exception of Mr. Beck, are independent in accordance with the listing standards of the New York Stock Exchange, the rules and regulations of the SEC, applicable law, and the Board’s independence policy. In addition, each of the Audit, Compensation & Human Capital Management and Governance Committees is comprised solely of, and chaired by, independent directors. Additionally, each of the Finance and Safety, Health & Environment Committees is comprised of a majority of, and chaired by, independent directors. As a result, independent directors are responsible for overseeing key matters, including, among other items, the integrity of Ecolab’s financial statements, the evaluation of the Board’s and the Committees’ performance, Ecolab’s executive compensation, the nomination of directors, the composition and leadership of each Board committee, and the selection of the Lead Director.
ECOLAB PROXY STATEMENT 2024       83

Stockholder Proposal
This robust independent oversight is supported by strong corporate governance practices.

Strong Corporate Governance Practices Further Independent Oversight
▪
Individual directors and Board committees have direct access to Ecolab’s senior management.

▪
The Board and individual committees may retain independent advisors and consultants, including the Company’s public accounting firm, compensation consultant, and others.

▪
Our Lead Director chairs executive sessions of independent directors without the CEO present, which occur at every regularly scheduled meeting of the Board.

▪
The Governance Committee leads a review of the Board’s performance and effectiveness each year as well as evaluates the CEO’s performance with feedback from all of the independent directors.

▪
The Governance Committee reviews the structure of the Board annually, including whether the current model of having a combined Chairman and CEO role is in the best interests of the Company and stockholders.

▪
The Governance Committee selects all independent directors, committee chairs and committee members, and the Chairman does not actively participate in these selections.

▪
The Compensation & Human Capital Management Committee reviews and approves the corporate goals and objectives relevant to CEO compensation and sets the CEO’s compensation based on the evaluation of CEO performance in light of those goals and objectives.

▪
Directors are elected annually, offering stockholders an opportunity to provide input on director performance.

FLEXIBILITY IN BOARD LEADERSHIP STRUCTURE IS MORE SUITABLE THAN THE PROPOSAL’S PRESCRIPTIVE APPROACH
The Board also strongly believes that stockholders are best served by not having a fixed policy on whether the offices of Chairman and CEO are to be held by one person or not. This allows for the Board to re-evaluate the needs of the Company from time to time and make determinations regarding Board leadership based upon then-existing conditions, including business needs, stockholder preferences and feedback, and individual director skills and experiences. This proposal would remove this flexibility and narrow the governance arrangements that the Board may consider, which could in certain instances be contrary to the best interests of our stockholders.
In recent years, the roles of Chairman and CEO were combined, and then split when Mr. Beck was first appointed CEO. The Board’s decision to separate the roles of Chairman and CEO at that time enabled Mr. Beck to assume leadership of the Company while the Chairman and former CEO, Mr. Douglas Baker, managed the duties of Chairman of the Board.
In connection with Mr. Baker’s retirement from Ecolab in May 2022, the Board undertook extensive deliberations regarding the Board’s leadership structure at numerous meetings, including the merits of separating or combining the Chairman and CEO roles and whether the Chairman role should be held by an independent director. The Board gave thorough consideration to a number of factors, including the size and complexity of Ecolab’s business, the Company’s performance and strategy, the composition of the Board, Ecolab’s corporate governance practices, market practice, and Ecolab’s stockholder base and investor views and engaged third party consultants to provide additional insight and enhance the Board’s deliberations. The Board also reflected upon the Company’s strong, independent oversight function exercised by the Board, as well as the independent leadership provided by the independent Lead Director.
After considering these factors and evaluating the leadership, qualifications, and performance of Mr. Beck in his roles as CEO and a director, the Board determined that it was again in the best interests of the Company to combine the roles of Chairman and CEO under Mr. Beck, while preserving the important role of the Lead Director, for the following reasons:

▪
the benefits to the decision-making process with a leader who is both Chairman and Chief Executive Officer;

▪
the significant operating experience and qualifications of Mr. Beck, including 17 years at Ecolab where he held leadership roles within the Industrial, International and Institutional businesses;

▪
the importance of deep Ecolab knowledge in exercising business judgment in leading the Board;

▪
the size and complexity of our business;

▪
the significant business experience and tenure of our independent directors; and

▪
the qualifications and role of our Lead Director.

84      ECOLAB PROXY STATEMENT 2024

Stockholder Proposal
The Board re-evaluates its leadership structure each year and considers whether it remains appropriate. As set out under “Corporate Governance — Board Leadership Structure” on page 23, the Board continues to believe that at this time, combining our CEO and Chairman offices, along with an independent Lead Director, is the most appropriate leadership structure for the Company and best serves the interests of our stockholders for the reasons stated above.
Moreover, the Board believes that the appointment of Mr. Darrell Brown as the Chief Operating Officer of the Company in October 2022 further strengthens Mr. Beck’s ability to serve as CEO and Chairman, as this appointment provides Mr. Beck additional time to address his duties as Chairman and CEO of the Company.
STOCKHOLDERS REJECTED THIS PROPOSAL IN RECENT YEARS
The proponent submitted similar proposals in 2014, 2015, 2019 and 2023. Our stockholders rejected each of these proposals. In 2023, we reached out to stockholders representing over 50% of our outstanding shares and many of our top stockholders supported the Board’s decision to maintain flexibility concerning the structure of the Board, given the Board’s strong lead director role and independence.
In view of our highly independent board structure, strong corporate governance practices and proven track record of success, the Board believes that this stockholder proposal’s rigid approach to our Board leadership structure is not necessary and not in the best interest of our stockholders.
BOARD OF DIRECTORS’ RECOMMENDATION

For the reasons stated above, the Board of Directors unanimously recommends that you vote AGAINST this stockholder proposal.
Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted AGAINST the stockholder proposal.

As with all proposals, if the stockholder proposal is not properly presented by the proponent at the Annual Meeting, the Company reserves the right not to hold a vote on this proposal at the Annual Meeting.
ECOLAB PROXY STATEMENT 2024       85

General Information
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
DATE AND TIME	VIRTUAL MEETING	WHO MAY VOTE
Thursday, May 2, 2024 12:30 p.m. Central Time	Visit www.virtualshareholdermeeting.com/ECL2024	Stockholders as of the close of business on the record date, March 5, 2024
VOTING PROCEDURES
WHO IS ENTITLED TO VOTE AT THE GENERAL MEETING?
As of March 5, 2024, the record date for the meeting, there were 285,912,065 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote. Common Stock held by Ecolab in our treasury is not counted in shares outstanding and will not be voted. All valid proxies received by the deadlines set forth below will be voted according to the instructions thereon. For holders of Common Stock, if you return a valid proxy but do not provide specific instructions, shares represented by the proxy will be voted in accordance with the Board of Directors’ recommendations.
HOW DO I REGISTER MY VOTE?
ONLINE — PRIOR TO THE ANNUAL MEETING	ONLINE — DURING THE ANNUAL MEETING	TELEPHONE	MAIL

You may vote by proxy by visiting www.proxyvote.com and entering the 16-digit control number found on your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card. The availability of online voting may depend on the voting procedures of the organization that holds your shares.

You may vote online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ECL2024, entering the 16-digit control number found on your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card, and following the on-screen instructions. The availability of online voting may depend on the voting procedures of the organization that holds your shares. The meeting webcast will begin promptly at 12:30 p.m. Central Time. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your system. If you experience technical difficulties during the check-in process or during the meeting please call the number listed on the virtual stockholder meeting landing page for assistance.
		Call 1-800-690-6903 using any touch-tone telephone. The availability of telephone voting may depend on the voting procedures of the organization that holds your shares.	Mark, sign, and date your proxy card or voting instruction form and return it in the postage-paid envelope.
MOBILE DEVICE — PRIOR TO THE ANNUAL MEETING
Scan the QR code using your mobile device to go to www.proxyvote.com.
86      ECOLAB PROXY STATEMENT 2024

General Information
HOW DO I VOTE MY PROXY?
You may vote in person by ballot at our Annual Meeting or by submitting a valid proxy. We recommend you submit your proxy even if you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may vote by ballot, thereby canceling any proxy previously submitted.
Voting instructions are included on your proxy card. If you properly complete your proxy and submit it to us in time to be tabulated, one of the individuals named as your proxy will vote your Common Stock as you have directed. You may vote for or against each proposal, or you may abstain from voting on a proposal. With respect to the election of directors, you may vote for or against each nominee, or you may abstain from voting on the election of one or more nominees.
CAN I REVOKE MY PROXY?
You may revoke your proxy at any time before it is voted by:
Timely delivery of a valid, later-dated proxy, including a proxy given by telephone or Internet	Timely delivery of written notice that you have revoked your proxy to: Ecolab Inc. Attention: Corporate Secretary 1 Ecolab Place St. Paul, MN 55102	Attending our Annual Meeting and voting electronically by entering the 16-digit control number found on your proxy card, voting instruction form, or Notice, as applicable
QUORUM, ABSTENTIONS, AND BROKER NON-VOTES
WHAT IS A QUORUM?
A quorum of stockholders is necessary to hold a valid meeting. The presence in person or by proxy at the meeting of holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is a quorum. Abstentions and broker non-votes count as present for establishing a quorum. Common Stock held by Ecolab in our treasury does not count toward a quorum.
WHAT DOES AN ABSTENTION MEAN?
Shares voted “ABSTAIN” are not counted as votes cast and will have no effect on the proposals to be voted on at the Annual Meeting.
WHAT ARE BROKER NON-VOTES?
Broker non-votes occur on a proposal when the beneficial owner of Common Stock does not submit voting instructions to a broker or bank. Under New York Stock Exchange rules, brokers, banks, and other nominees generally will have discretionary authority to vote shares in absence of instructions on “routine” matters and will not have discretion to vote shares on non-routine matters. Broker non-votes, if any, are not counted as votes cast for any purpose in determining whether a matter has been approved. In order for their views to be represented at the meeting, we strongly urge all beneficial owners to provide specific voting instructions on all matters to be considered at the meeting to their record-holding brokers.
ECOLAB PROXY STATEMENT 2024       87

General Information
VOTE TABULATION
HOW ARE VOTES COUNTED?
The vote on each proposal will be tabulated as follows:
PROPOSAL		BOARD RECOMMENDATION	VOTING REQUIREMENT
1	Election of Directors	FOR each director nominee
Each nominee will be elected to the Board if they receive a majority of the votes cast. Votes cast with respect to a nominee include votes FOR or AGAINST a nominee and exclude abstentions and broker non-votes.
If an uncontested nominee for director does not receive an affirmative majority of FOR votes, he or she will be required to promptly offer his or her resignation to the Board’s independent Governance Committee. That committee will then make a recommendation to the Board as to whether the offered resignation should be accepted or rejected, or whether other action should be taken. The Board will publicly announce its decision regarding the offered resignation and the rationale behind it within 90 days after the election results have been certified. Any director who has so offered his or her resignation will not be permitted to vote on or participate in the recommendation of the Governance Committee or the Board’s decision with respect to his or her resignation.

2	Advisory Vote to Approve the Compensation of Our Named Executive Officers Disclosed in this Proxy Statement	FOR
The affirmative vote of a majority of the total votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote will constitute approval of the compensation of executives disclosed in this Proxy Statement.

3	Ratification of Appointment of Independent Registered Public Accounting Firm	FOR
The affirmative vote of a majority of the total votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote will constitute ratification of the appointment of PricewaterhouseCoopers LLP.

4	Stockholder Proposal Regarding an Independent Board Chair Policy	AGAINST
The affirmative vote of a majority of the total votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote will constitute approval of the proposal, if properly presented at the meeting.

WHAT IS DISCRETIONARY VOTING?
We are not currently aware of any other business to be acted upon at our Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your Common Stock or act on those matters according to their best judgment, including to adjourn the Annual Meeting.
WHEN CAN A MEETING ADJOURNMENT OCCUR?
Adjournment of our Annual Meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of Common Stock representing a majority of the votes present in person or by proxy at the Annual Meeting, whether or not a quorum exists, without further notice other than by an announcement made at the Annual Meeting. We do not currently intend to seek an adjournment of the Annual Meeting.
88      ECOLAB PROXY STATEMENT 2024

General Information
VOTING BY PLAN PARTICIPANTS
HOW DO PLAN PARTICIPANTS VOTE THEIR SHARES?
Generally, you will receive only one notice, proxy card or voting instruction form covering all the shares you hold:
▪
in your own name;

▪
in the Dividend Reinvestment Plan sponsored by Computershare Trust Company, N.A., if any; and

▪
if you participate in one or more of the following Plans:

▪
the Ecolab Savings Plan and ESOP*; or

▪
the Ecolab Puerto Rico Savings Plan*; or

▪
the Ecolab Stock Purchase Plan administered by Computershare Trust Company, N.A.; or

▪
the Ecolab Canada Share Purchase Plan administered by Computershare Trust Company of Canada.

*
If you participate in the Ecolab Savings Plan and ESOP or the Ecolab Puerto Rico Savings Plan, you are entitled to direct the respective plan trustee to vote (or not to vote) the equivalent number of shares of Common Stock credited to your Plan account. Your proxy card will serve as a voting instruction to the Trustee and if your instructions are timely received, the Trustee will follow your voting instructions. If you do not timely submit your voting instructions, the Trustee will vote your Plan shares in the same proportion as to each respective proposal as the shares for which voting instructions have been received from other Plan participants. To allow sufficient time for voting of your shares by the Trustee, your voting instructions should be received by April 29, 2024 to ensure tabulation.

If you hold Ecolab shares through any other Ecolab plans, you will receive voting instructions from that plan’s administrator.
LIST OF REGISTERED STOCKHOLDERS
IS THERE A LIST OF REGISTERED VOTERS AVAILABLE FOR INSPECTION?
A list of the registered stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the meeting ten days prior to the meeting during normal business hours:
AT OUR OFFICE	BY CONTACTING THE CORPORATE SECRETARY BY TELEPHONE OR EMAIL
Ecolab Inc. 1 Ecolab Place St. Paul, MN 55102	(651) 250-2054	ECLCorporateSecretary@ecolab.com
OTHER INFORMATION
HOUSEHOLDING INFORMATION
Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy soliciting material. This means that you and other holders of our Common Stock in your household may not receive separate copies of the Company’s Proxy Statement, Notice of Availability of Proxy Materials, or Annual Report. We will promptly deliver an additional copy of these documents to any stockholder upon request to:
BY CONTACTING THE CORPORATE SECRETARY BY MAIL, TELEPHONE, OR EMAIL
Ecolab Inc. Attention: Corporate Secretary 1 Ecolab Place St. Paul, MN 55102	(651) 250-2054	ECLCorporateSecretary@ecolab.com
If you desire to reduce the number of copies mailed to your household, please contact your bank or broker.
ECOLAB PROXY STATEMENT 2024       89

General Information
PROXY SOLICITATION COSTS
This proxy is solicited by our Board of Directors. We will bear the cost of the preparation and solicitation of proxies, including the charges and expenses of brokerage firms, banks, or other nominees for forwarding proxy material to beneficial owners. In addition to solicitation by mail, proxies may be solicited by telephone, the Internet or personally. We have retained Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, to aid in the solicitation of proxies for a fee of $20,000 plus expenses. Proxies may also be solicited by certain directors, officers, and employees of the Company without extra compensation.
2025 STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATION
Stockholder Proposals for Inclusion in the Proxy Statement for the 2025 Annual Meeting
If a stockholder wishes to have a proposal formally considered at the 2025 Annual Meeting of Stockholders and included in the Company’s Proxy Statement for that meeting, the proposal must be received by the Corporate Secretary at our headquarters no later than November 18, 2024, and must comply with the other requirements of Rule 14a-8 under the Securities Exchange Act of 1934. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.
Director Nominations for Inclusion in the Proxy Statement for the 2025 Annual Meeting
The Board has implemented a proxy access provision in our By-Laws, which allows a stockholder or group of up to 20 stockholders owning in aggregate 3% or more of our outstanding Common Stock continuously for at least three years to nominate and include in our proxy materials director nominees constituting up to 20% of the number of directors in office or two nominees, whichever is greater, provided the stockholder(s) and nominee(s) satisfy the requirements in the By-Laws. If a stockholder or group of stockholders wishes to nominate one or more director candidates to be included in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to these proxy access provisions in our By-Laws, proper written notice of any such nomination must be received by the Corporate Secretary at our headquarters no earlier than the close of business on October 19, 2024, and no later than the close of business on November 18, 2024, and the nomination must otherwise comply with our By-Laws.
Other Proposals for Director Nominations for Presentation at the 2025 Annual Meeting
Under our By-Laws, if a stockholder wishes to present other business or nominate a director candidate at the 2025 Annual Meeting of Stockholders without seeking to have the matter included in the proxy materials, proper written notice (including information required under Rule 14a-19) of any such business or nomination must be received by the Corporate Secretary at our headquarters no earlier than the close of business on December 3, 2024, and no later than the close of business on January 2, 2025. If, however, the 2025 Annual Meeting is not within 30 days before or after the anniversary of this year’s Annual Meeting, such notice must be received by the Corporate Secretary at our headquarters no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of that date was made, whichever occurs first. If a stockholder does not meet these deadlines or does not satisfy the requirements of Rule 14a-4 of the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the Annual Meeting.
All notices of proposals or nominations, as applicable, must be addressed to the Corporate Secretary of Ecolab:
BY MAIL	BY EMAIL
Ecolab Inc. Attention: Corporate Secretary 1 Ecolab Place St. Paul, MN 55102	generalcounsel@ecolab.com
Our Corporate Governance Principles provide that, with respect to director candidates nominated by stockholders to be included on a universal proxy card (SEC Rule 14a-19), the Chairman of the Company’s stockholders’ meeting or the Board will determine the nominee’s eligibility for inclusion on the universal proxy card based on the nomination satisfying the requirements of Rule 14a-19, applicable law and the applicable provisions in the Company’s By-laws.
90      ECOLAB PROXY STATEMENT 2024

General Information
ANNUAL REPORT TO STOCKHOLDERS
The Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (excluding the exhibits thereto) will be made available to stockholders at the same time as this Proxy Statement. If any person who was a beneficial owner of the common stock of the Company on March 5, 2024, desires a complete copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, including the exhibits thereto, they will be provided with such materials without charge upon written request.
BY MAIL	ONLINE
Ecolab Inc. Attention: Corporate Secretary 1 Ecolab Place St. Paul, MN 55102 The request should identify the requesting person as a beneficial owner of the Company’s stock as of March 5, 2024.	The Company’s Form 10-K, including the exhibits thereto, is also available through the SEC’s website at: www.sec.gov
VOLUNTARY ELECTRONIC RECEIPT OF FUTURE PROXY MATERIALS

Ecolab is pleased to deliver proxy materials electronically via the internet. Electronic delivery allows Ecolab to provide you with the information you need for the annual meeting, while reducing environmental impacts and costs.

As a company with global manufacturing operations, we work tirelessly to minimize our total carbon footprint. Climate change must be managed with the urgency it demands, and we are committed to leading the way while supporting others who are doing their part. As we focus on building a positive future, that means turning net zero commitments into results.

WE ENCOURAGE OUR SHAREHOLDERS TO ENROLL IN E-DELIVERY

Online at www.proxyvote.com	Scan the QR code

YOUR ADOPTION OF ELECTRONIC DELIVERY OF PROXY MATERIALS WILL HELP BRING US CLOSER TO OUR GOALS TO ELIMINATE APPROXIMATELY 214,700 SETS OF PROXY MATERIALS AND TO REDUCE THE IMPACT ON THE ENVIRONMENT BY:

using approximately 408 fewer tons of wood, or 2,450 fewer trees (38 acres of forest)	saving approximately 2.18 million gallons of water, or the equivalent of filling approximately 99 swimming pools
using approximately 2.6 million fewer BTUs, or the equivalent of the amount of energy used by 3,100 residential refrigerators for one full year	eliminating approximately 120,000 pounds of solid waste
using approximately 1.84 million fewer pounds of greenhouse gases, including CO2, or the equivalent of 167 automobiles running for one year	reducing hazardous air pollutants by approximately 163 pounds
Environmental impact estimates were calculated using the Environmental Paper Network Paper Calculator. For more information visit www.papercalculator.org.
ECOLAB PROXY STATEMENT 2024       91

General Information
CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. In particular, statements that are not historical facts, including but not limited to, statements about our anticipated financial results, capital development and growth, as well as about the development of our products, markets, and workforce, are forward-looking statements. These forward-looking statements are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions, whether in the negative or affirmative. Forward-looking statements are based on our current plans, expectations, and assumptions and are not guarantees of future performance. Information about factors that could cause actual results to differ materially from those in the forward-looking statements can be in Ecolab’s Annual Report on Form 10-K, Forms 10-Q, and other filings with the U.S. Securities and Exchange Commission. We caution readers not to place undue reliance on any forward-looking statements, which only speak as of the date made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Forward-looking and other statements in this document may also address our sustainability initiatives, goals, targets and progress, and the inclusion of such statements is not an indication that these contents are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future and performance against our goals and targets may differ from such forward-looking statements in such event.
WEBSITE REFERENCES
Website references included throughout this Proxy Statement are provided for convenience. The content on the referenced websites is not incorporated herein and is not part of this Proxy Statement.
OTHER MATTERS
The Board of Directors is not aware of any matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement. If any other business is properly brought before the Annual Meeting or any postponement or adjournment thereof, it is the intention of the proxy holders to vote on such business in accordance with their judgment.
By Order of the Board of Directors,
Lanesha T. Minnix EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
March 18, 2024
92      ECOLAB PROXY STATEMENT 2024

Delivering innovations for the next century.

Protecting people and the resources vital to life

REDUCE, REUSE, RECYCLE

If you received multiple copies of this statement, you may have duplicate investment accounts. Help save resources. Please contact your broker or the transfer agent to request assistance with consolidating any duplicate accounts.

All product names appearing in the text of this Proxy Statement are the trademarks, brand names, service marks or copyrights of Ecolab USA Inc. or affiliated Ecolab group companies.

Global Headquarters
1 Ecolab Place, St. Paul, MN 55102

1 800 2 ECOLAB

FSC
www.fsc.org
MIX
Paper | Supporting responsible forestry
FSC® C110426

©2024 Ecolab USA Inc. All rights reserved. 60843/0800/0324

ECOLAB®
PROTECTING WHAT'S VITAL™

ECOLAB INC. CORPORATE SECRETARY 1 ECOLAB PLACE ST. PAUL, MN 55102-2739 SCAN TO VIEW MATERIALS & VOTE As a stockholder of Ecolab Inc., you have the option of voting the shares electronically through the Internet or on the telephone or by mail. Votes submitted electronically over the Internet or by telephone must be received by 11:59 P.M. Eastern Time on May 1, 2024 for shares held directly and by 11:59 P.M. Eastern Time on April 29, 2024 for shares held in a Plan. VOTE BY INTERNET Before the Annual Meeting - Go to www.proxyvote.com or scan the QR Barcode above. Have the 16-digit control number that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX available and follow prompts to vote the shares. DURING THE ANNUAL MEETING - Go to www.virtualshareholdermeeting.com/ECL2024. You may attend the meeting via the Internet, submit questions and vote during the meeting when the polls are open. Have the 16-digit control number available that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX and follow the prompts to register for access to the virtual meeting and to vote the shares. VOTE BY PHONE Call 1-800-690-6903 using any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS V35128-P01793 DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ECOLAB INC. The Board of Directors recommends you vote FOR each of the nominees listed in proposal 1: Nominees: 1a. Judson B. Althoff 1b. Shari L. Ballard 1c. Christophe Beck 1d. Eric M. Green 1e. Arthur J. Higgins 1f. Michael Larson 1g. David W. MacLennan 1h. Tracy B. McKibben 1i. Lionel L. Nowell III 1j. Victoria J. Reich 1k. Suzanne M. Vautrinot 1l. John J. Zillmer The Board of Directors recommends you vote FOR management proposals 2 and 3: 2. Approve, on an advisory basis, the compensation of our named executive officers disclosed in the Proxy Statement. 3. Ratify the appointment of PricewaterhouseCoopers LLP as Ecolab’s independent registered public accounting firm for the current year ending December 31, 2024. The Board of Directors recommends you vote AGAINST stockholder proposal 4: 4. Vote on a stockholder proposal regarding an independent board chair policy, if properly presented at the meeting. For Against Abstain For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. V35129-P01793 Proxy — Ecolab Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ECOLAB INC. ANNUAL MEETING OF STOCKHOLDERS MAY 2, 2024 The undersigned hereby appoints Christophe Beck and Theresa E. Corona, and each of them, with power of substitution to each as proxies to represent the undersigned at the Annual Meeting of Stockholders of Ecolab Inc., to be held virtually at www.virtualshareholdermeeting.com/ECL2024 at 12:30 p.m. Central Time on Thursday, May 2, 2024, and at any adjournment or postponement thereof, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting as directed on the reverse side with respect to the proposals as set forth in the Proxy Statement, and in their discretion, upon any other matters that may properly come before the meeting. This proxy will be voted as specified by the undersigned. If no such direction is given, your proxies will have the authority to vote “FOR” each of the nominees listed in proposal 1, “FOR” on proposals 2 and 3, “AGAINST” on proposal 4 and in the discretion of the proxy holder on any other matter that may properly come before the annual meeting and any adjournment or postponement thereof.The tabulator cannot vote the shares unless you sign and return this card, or you use the telephone or Internet voting services to cast your proxy. Continued and to be signed on reverse side